ASSET TRANSFER AGREEMENT


                                     between


                     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY


                                       and


                        AMEREN ENERGY GENERATING COMPANY


                             Dated as of May 1, 2000

                                TABLE OF CONTENTS


                                                                          Page

ARTICLE I. TRANSFER OF ASSETS.................................................1
-----------------------------
 1.1  Transfer of Assets......................................................1
      (a)      Inventory......................................................1
      (b)      Fixed Assets...................................................2
      (c)      Real Property..................................................2
      (d)      Leased Property................................................2
      (e)      Intellectual Property Rights...................................2
      (f)      Business Records...............................................2
      (g)      Contracts......................................................2
      (h)      Permits........................................................2
      (i)      Insurance......................................................3
      (j)      Rolling Stock and Vehicles.....................................3
      (k)      Miscellaneous..................................................3
 1.2  Retained Assets.........................................................3
      (a)      Designated Assets..............................................3
      (b)      Non-Assigned Contracts.........................................3
      (c)      Employee Plan Assets...........................................3
      (d)      Corporate Records..............................................4
 1.3  Assignability and Consents..............................................4
           (a) Required Consents..............................................4
           (b) Nonassignable Items............................................4

ARTICLE II. LIABILITIES.......................................................4
-----------------------
 2.1  Assumption of Liabilities...............................................4
      (a)      Balance Sheet..................................................5
      (b)      Trade Payables.................................................5
      (c)      Contracts......................................................5
      (d)      Employee Matters...............................................5
      (e)      Liabilities and Obligations....................................5
 2.2  Retained Liabilities....................................................5
      (a)      Pre-Closing....................................................6
      (b)      Liabilities Relating to the Transfer of Acquired Assets........6
      (c)      Employee-Related Liabilities...................................6
      (d)      Litigation.....................................................6
      (e)      Product, Environmental and Safety Liability....................6
      (f)      Taxes..........................................................7
      (g)      Liabilities Relating to Retained Assets........................7

ARTICLE III.  TRANSFER AND EXCHANGE...........................................7
------------------------------------
 3.1  Payment.................................................................7
 3.2  Prorations..............................................................7

ARTICLE IV. CLOSING...........................................................8
-------------------
 4.1  General.................................................................8
 4.2  Documents to be Delivered by Transferor.................................8
 4.3  Documents to be Delivered by Transferee.................................9
 4.4  Documents to be Delivered by Transferee and Transferor..................9
 4.5  Other Documents to be Delivered.........................................9
 4.6  Post Closing...........................................................10

ARTICLE V. REPRESENTATIONS AND WARRANTIES....................................10
-----------------------------------------
 5.1  Representations and Warranties of Transferor...........................10
      (a)      Organization and Standing; Power and Authority................10
      (b)      Conflicts; Defaults...........................................11
      (c)      Acquired Assets; Title to the Acquired Assets.................11
      (d)      Contracts.....................................................12
      (e)      Environmental and Safety Compliance...........................12
      (f)      Approvals.....................................................14
      (g)      Real Property.................................................14
      (h)      Leases........................................................15
 5.2  Representations and Warranties of Transferee...........................15
      (a)      Organization and Standing; Corporate Power and Authority......15
      (b)      Conflicts; Defaults...........................................15

ARTICLE VI. CONDITIONS TO CLOSING............................................15
---------------------------------
 6.1  Conditions to Transferee's Obligations.................................15
      (a)      Representations and Warranties................................15
      (b)      Covenants.....................................................15
      (c)      Consents......................................................16
      (d)      No Proceeding or Litigation...................................16
      (e)      Certificate of Transferor.....................................16
      (f)      Certificate; Documents........................................16
 6.2  Conditions to Transferor's Obligations.................................16
      (a)      Representations and Warranties................................16
      (b)      Covenants.....................................................16
      (c)      Consents......................................................16
      (d)      No Proceeding or Litigation...................................16
      (e)      Certificate of Transferee.....................................16
      (f)      Certificates; Documents.......................................17

ARTICLE VII.  COVENANTS OF TRANSFEROR........................................17
-------------------------------------
 7.1  Conduct of Business....................................................17

ARTICLE VIII. COVENANTS OF BUYER.............................................17
--------------------------------
 8.1  Maintenance of, and Access to, Records.................................17
 8.2  Closing................................................................17

ARTICLE IX.  CERTAIN ADDITIONAL COVENANTS....................................17
-----------------------------------------
 9.1  Expenses; Transfer Taxes...............................................17

 9.2  Bulk Transfer Laws.....................................................17
 9.3  Regulatory Approvals...................................................18
 9.4  Employee Matters.......................................................18

ARTICLE X. TERMINATION.......................................................18
----------------------
 10.1 Termination............................................................18
      (a)      Mutual Consent................................................18
      (b)      Court Order...................................................18
      (c)      Transferee's Conditions.......................................18
      (d)      Transferor's Conditions.......................................18
 10.2 Effect of Termination..................................................18

ARTICLE XI.  INDEMNIFICATION.................................................18
----------------------------
 11.1 Indemnification by Transferee..........................................18
 11.2 Indemnification by Transferor..........................................19
      (a) General............................................................19
      (b) Environmental Indemnification......................................19
 11.3 Notice of Claim; Right to Participate in and Defend Third Party Claim..19
 11.4 Time Limitations on Claims for Indemnification.........................21

ARTICLE XII. MISCELLANEOUS...................................................21
--------------------------
 12.1  Amendments............................................................21
 12.2  Entire Agreement......................................................21
 12.3  Governing Law.........................................................21
 12.4  Notices...............................................................21
 12.5  Counterparts..........................................................21
 12.6  Assignment............................................................21
 12.7  Waivers...............................................................21
 12.8  Third Parties.........................................................22
 12.9  Schedules, Addenda and Exhibits.......................................22
 12.10 Headings..............................................................22
 12.11 Certain Definitions...................................................22
 12.12 Remedies Not Exclusive................................................22
 12.13 Gender and Number.....................................................22


SCHEDULES

Schedule 1.1(b)...(Fixed Assets)
Schedule 1.1(c)...(Real Estate)
Schedule 1.1(e)...(Intellectual Property)
Schedule 1.1(j)...(Rolling Stock and Vehicles)
Schedule 1.2(a)...(Retained Property)
Schedule 1.2(b)...(Non-Assigned Contracts)
Schedule 1.3(a)...(Required Consents)
Schedule 2.1(a)...(Assumed Indebtedness)
Schedule 3.1......(Transferee Note)

Schedule 4.2(f)...(Existing Indebtedness to be Discharged by Closing)
Schedule 5.1(c)...(Title to the Acquired Assets)
Schedule 5.1(d)...(Contracts)
Schedule 5.1(e)...(Environmental Matters)

                            ASSET TRANSFER AGREEMENT


     THIS ASSET TRANSFER AGREEMENT (this "Agreement") dated as of May l, 2000 between Central Illinois Public Service Company, d/b/a AmerenCIPS, an Illinois corporation ("Transferor") and Ameren Energy Generating Company, an Illinois corporation ("Transferee").


                              W I T N E S S E T H:
                               - - - - - - - - - -


     WHEREAS, Transferor is a public utility company as defined in Section 3-105 of the Illinois Public Utilities Act (220 ILCS 5/3-105) (the "PUA") and presently operates as a vertically integrated electric generation, transmission and distribution company; and

     WHEREAS,   Transferor  operates  plants  and  related  facilities  for  the generation of electricity which is sold to wholesale and retail customers of Transferor (the "Business");

     WHEREAS, Transferor desires to transfer substantially all of its assets, properties, rights and interests relating to the Business to Transferee; and

     WHEREAS, Transferee desires to acquire from Transferor, upon the terms and subject to the conditions hereinafter set forth, substantially all of such assets, properties, rights and interests of Transferor, in exchange for the issuance by Transferee of a promissory note and its common stock and the assumption by Transferee of certain liabilities and obligations of Transferor specifically disclosed in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration had and received, Transferee and Transferor, on the basis of, and in reliance upon, the representations, warranties, covenants, obligations and agreements set forth in this Agreement, and upon the terms and subject to the conditions contained herein, hereby agree as follows:

                          ARTICLE I. TRANSFER OF ASSETS
                          -----------------------------

     1.1 Transfer of Assets. At the Closing (as defined in Section 4.1), Transferee shall acquire from Transferor, and Transferor shall transfer, convey, assign, contribute and deliver to Transferee, all of the assets, properties, rights and interests owned, used, occupied or held by or for the benefit of Transferor in the operation of the Business wherever situated, as the same shall exist as of the Closing Date, including, without limitation, the following:

          (a) Inventory. All inventories of products, work-in-process, finished goods, raw materials, coal, oil and other fuel supplies and parts relating to the Business (collectively, "Inventory" or "Inventories"), including, without limitation, all Inventories located at the facilities listed on
     Schedule 1.1(c) (Real Estate);

          (b) Fixed Assets. All tangible personal property, plant and equipment including, without limitation, buildings, structures, generators, turbines, coal handling facilities, fixtures, machinery and equipment, maintenance machinery and equipment, vehicles and rolling stock, office furniture and office equipment, other furnishings, leasehold improvements and construction-in-process, and all tangible personal property set forth on
     Schedule 1.1(b) (Fixed Assets) (collectively, the "Fixed Assets");

          (c) Real Property. All real property rights and interests of any kind whatsoever owned by Transferor and relating to the Business, including the rights and interests identified under the heading "Fee Property" on
     Schedule 1.1(c) (Real Estate), which consist of: (i) the land more particularly described under such heading, which descriptions are incorporated herein by reference, (ii) any easements or other interests in real property necessary for the operation of the Business including those described under the heading "Easements" on Schedule 1.1(c) (Real Estate),
     (iii) all buildings, structures, and leasehold improvements located thereon and all appurtenances relating thereto, and (iv) all fixtures, machinery, apparatus or equipment affixed to said premises, including, without limitation, all of the electrical, heating, plumbing, air conditioning, air compression and all other systems located on said premises, and all other structures, fences and improvements (collectively, the "Fee Property");

          (d) Leased Property. All rights and interests under the lease or license agreements (the "Lease Agreements") more particularly described under the heading "Leased Property" on Schedule 1.1(c) (Real Estate) attached hereto, which descriptions are incorporated herein by reference (the premises subject to the Lease Agreements being hereinafter collectively referred to as the "Leased Property");

          (e) Intellectual Property Rights. Any and all intellectual property owned or possessed by Transferor and related to the Business including without limitation, copyrights, trade secrets, trademarks and patents and identified on Schedule 1.1(e).

          (f) Business Records. All books and records relating to the Business, including, without limitation, all files, invoices, forms, accounts, correspondence, production records, technical, accounting, manufacturing and procedural manuals, employment records, studies, reports or summaries relating to any Environmental Requirements (as defined in Section 5.1(e)), and other books and records relating to the operation of any of the Acquired Assets (as defined in this Section 1.1) or other assets or properties associated with the Business, and any confidential information which has been reduced to writing or other tangible medium relating to or arising out of the Business (collectively, the "Business Records");

          (g) Contracts. Subject to Section 1.2(b) and 1.3, all rights, benefits and interests of Transferor in and to all licenses, leases, contracts, agreements, commitments and undertakings relating to the Business including without limitation those listed on Schedule 5.1(d);

          (h) Permits. All licenses, permits, approvals, variances, waivers or consents (collectively, the "Permits"), to the extent transferable, issued by any foreign, United States, state or local governmental entity or municipality or subdivision thereof or any authority, department, commission, board, bureau, agency, court or instrumentality (collectively, "Governmental Authorities") and used in or necessary to the operation of the Business;

          (i) Insurance. All rights, claims and benefits of Transferor in, to or under all insurance policies maintained by Transferor for the Business or the Acquired Assets;

          (j) Rolling Stock and Vehicles. All vehicles and rolling stock used in the Business and included as part of Fixed Assets and as more particularly described in Schedule 1.1(j) "Rolling Stock and Vehicles"; and

          (k)  Miscellaneous.  Except for the  Retained  Assets  (as  defined in
     Section 1.2), all other assets, properties, rights and interests of Transferor otherwise employed in or related to the operation of the Business, of every kind, nature and description, whether tangible or intangible, real, personal or mixed, and wherever situated all of which are to be transferred, conveyed, assigned, contributed and delivered to Transferee at the Closing pursuant to this Agreement.

     All of the assets, properties, rights and interests owned, used, occupied or held by or for the benefit of the Transferor in the operation of the Business, which are to be sold, transferred, conveyed, assigned and delivered by Transferor to Transferee at the Closing as contemplated herein, including without limitation, those described in clauses (a) through (j) above, but excluding the Retained Assets, are referred to herein collectively as the "Acquired Assets."

     1.2   Retained   Assets.   Anything   in  Section   1.1  to  the   contrary
notwithstanding, the following assets (collectively, the "Retained Assets") shall be retained by Transferor, and Transferee shall in no way be construed to have acquired (or to be obligated to acquire) any interest whatsoever in any of the following:

          (a) Designated Assets. Any of the assets, properties, rights and/or interests, owned, used, occupied or held by or for the benefit of Transferor in the operation of the Business that are identified on Schedule 1.2(a) (Retained Property) (collectively, the "Designated Assets");

          (b) Non-Assigned Contracts. All of the rights and interests, and all of the liabilities and obligations, of Transferor in, under or pursuant to any license, lease, contract, agreement, commitment or undertaking entered into in connection with, or otherwise relating to, the Business, that are identified on Schedule 1.2(b) (Non-Assigned Contracts) (collectively, the "Non-Assigned Contracts");

          (c) Employee Plan Assets. The rights of Transferor or its parent, Ameren Corporation ("Parent") under, and any funds and property held in trust or any other funding vehicle pursuant to, any "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or any other bonus, stock option, stock appreciation, stock purchase, severance, termination, lay-off, leave of absence, disability, workers' compensation, pension, profit sharing, retirement, vacation or holiday pay, insurance, deferred compensation or other employee or welfare benefit plan, agreement or arrangement of Transferor or parent applicable to past, present or future employees employed in connection with the Business (collectively, "Employee Plans"); and

          (d) Corporate Records. Transferor's minute books, stock books, stock ledger and corporate seal and all other books and records relating to business of the Transferor other than the Business.

     1.3 Assignability and Consents.

          (a) Required Consents. Schedule 1.3(a) (Required Consents) sets forth, under the heading "Assignability and Consents," a list of all Acquired Assets, including Contracts, Permits and Lease Agreements (but excluding leases of office equipment involving future payments of less than $500,000 in the aggregate), which are non-assignable or non-transferable or cannot be subleased to Transferee without the consent of some other individual, partnership, corporation, association, joint stock company, trust, joint venture, limited liability company or Governmental Authority (collectively, "Person"). Schedule 1.3(a) (Required Consents) sets forth, under the heading "Regulatory Approvals," a list of all necessary approvals of any Governmental Authority, including the Illinois Commerce Commission, the Missouri Public Service Commission, the Federal Energy Regulatory Commission and the Federal Communications Commission whose approval is required for the transactions contemplated by this Agreement. Transferor has commenced and shall continue to take, or cause to be taken by others, all necessary actions required to obtain or satisfy, at the earliest practicable date, all consents, novations, approvals, authorizations, requirements (including filing and registration requirements), waivers and agreements ("Consents") from any Persons necessary to authorize, approve or permit the full and complete conveyance, assignment, sublease or transfer of the Acquired Assets, and to consummate and make effective the transactions contemplated by this Agreement and to continue such efforts as may be required after the Closing Date to facilitate the full and expeditious transfer of legal title, or the sublease, as the case may be, of the Acquired Assets.

          (b) Nonassignable Items. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an Agreement to sell, convey, assign, sublease or transfer any Acquired Assets, including Contracts, Permits and Lease Agreements, if an attempted conveyance, assignment, sublease or transfer thereof, without the Consent of another party thereto or a Governmental Authority would constitute a breach of, or in any way affect the rights of Transferor or Transferee with respect to such Acquired Asset ("Nonassignable Items"). Transferor shall use its best efforts and Transferee shall cooperate in all reasonable respects with
     Transferor to obtain and satisfy all Consents and to resolve all impracticalities of conveyance, assignment, sublease or transfer necessary to convey to Transferee all Nonassignable Items.



                             ARTICLE II. LIABILITIES
                             -----------------------

     2.1 Assumption of Liabilities. On the terms and subject to the conditions set forth in this Agreement, Transferee shall assume, at the Closing and effective as of the Closing Date, and shall thereafter pay, perform and discharge as and when due the following, and only the following, liabilities and obligations of Transferor (collectively, the "Assumed Liabilities"):

          (a) Balance Sheet. All liabilities and obligations of Transferor as set forth on the unaudited balance sheet (the "Balance Sheet") relating to the Business prepared by Transferor as of May 1, 2000 (the "Balance Sheet Date"), including without limitation the assumed indebtedness identified on
     Schedule 2.1(a) (Assumed Indebtedness), less payments thereon or discharges thereof prior to the Closing Date;

          (b) Trade Payables. All liabilities and obligations of Transferor relating to the Business that constitute trade payables due to suppliers as payment for Inventory included in the Acquired Assets and incurred by Transferor in the ordinary and normal course of business at the Balance Sheet Date (in transactions in the ordinary and normal course) and consistent with past practice and the representations, warranties, covenants, obligations and agreements set forth in this Agreement ("Trade Payables"); and

          (c) Contracts. All liabilities and obligations of Transferor arising under the terms of the Contracts other than contracts that constitute Non-Assigned Contracts (the "Assumed Contracts") but only to the extent such liabilities and obligations arise or accrue after the Closing Date in the ordinary and normal course and consistent with the representations, warranties, covenants, obligations and agreements set forth in this Agreement; provided, however, that Transferee shall not assume or be responsible for any such liabilities or obligations which arise from breaches thereof or defaults thereunder by Transferor, all of which liabilities and obligations shall constitute Retained Liabilities (as defined in Section 2.2).

          (d)  Employee  Matters.  As required by Section  16-128(c) of the PUA,
     Transferee agrees that it will extend offers of employment to the non-supervisory employees of Transferor performing services for the Business at no less than the wage rates and substantially equivalent fringe benefits and terms and conditions of employment that are in effect at the Closing Date, and that such wage rates and substantially equivalent fringe benefits and terms and conditions of employment shall continue in effect for at least 30 months from the Closing Date unless an agreement is reached with the collective bargaining units to different terms and conditions of employment within that 30-month period. If an agreement is reached with the collective bargaining units to different terms and conditions of employment within the 30 month period, a copy of such agreement shall be filed with the Illinois Commerce Commission by Transferee. Transferee agrees to assume and comply with all current collective bargaining agreements applicable to employees of the Business, subject to the terms thereof.

          (e) Liabilities and Obligations. All liabilities and obligations of Transferor relating to environmental permits, variances or orders issued by local, state or federal governmental authorities as identified on Schedule 5.1(e).

     2.2 Retained Liabilities. Except as provided in Section 2.1, Transferor shall retain, and Transferee shall not assume, or be responsible for or liable with respect to, any liabilities or obligations of, Transferor, or otherwise relating to the Business, whether or not of, associated with, or arising from, any of the Acquired Assets, and whether fixed, contingent or otherwise, known or unknown (collectively referred to hereinafter as the "Retained Liabilities"), including, without limitation, the following:

          (a) Pre-Closing. All liabilities and obligations relating to, based in whole or in part on events or conditions occurring or existing in connection with, or arising out of, the Business as operated prior to the Closing Date, or the ownership, possession, use, operation or other disposition prior to the Closing Date of any of the Acquired Assets (or any other assets, properties, rights or interests associated, at any time prior to the Closing Date, with the Business);

          (b) Liabilities Relating to the Transfer of Acquired Assets. All liabilities and obligations of Transferor or any of its Affiliates (as defined in Section 12.11) except Transferee, or their respective directors, officers, shareholders or agents, arising out of, or relating to, this Agreement or the transactions contemplated hereby, whether incurred prior to, at, or subsequent to the Closing Date;

          (c) Employee-Related Liabilities. All liabilities and obligations to any persons at any time employed by Transferor or its Affiliates except Transferee or their respective predecessors-in- interest in the Business or otherwise, at any time or to any such person's spouses, children, other dependents or beneficiaries, with respect to incidents, events, exposures or circumstances occurring at any time during the period or periods of any such persons' employment with Transferor or its Affiliates except Transferee or their respective predecessors-in-interest, whenever such claims mature or are asserted, including, without limitation, all liabilities and obligations arising (i) under any Employee Plans, (ii)
     under any employment, wage and hour restriction, equal opportunity, discrimination, plant closing or immigration and naturalization Laws (as hereinafter defined), (iii) under any collective bargaining Laws, agreements or arrangements, or (iv) in connection with any workers' compensation or any other employee health, accident, disability or safety claims. For purposes of this Agreement, the term "Laws" shall mean any statutes, laws, rules, regulations, orders, ordinances, codes and decrees of Governmental Authorities;

          (d) Litigation. All liabilities and obligations relating to any litigation, action, suit, claim, notice of violation, investigation, inquiry or proceeding (collectively "Claims") pending on the date hereof, or instituted hereafter, based in whole or in part on events or conditions occurring or existing in connection with, or arising out of, or otherwise relating to, the Business as operated by Transferor or any of its Affiliates (or any of their respective predecessors-in-interest) except Transferee, or the ownership, possession, use, operation, sale or other disposition prior to the Closing Date of any of the Acquired Assets (or any other assets, properties, rights or interests associated, at any time prior to the Closing Date, with the Business);

          (e) Product, Environmental and Safety Liability. All liabilities and obligations relating to the Business or the Acquired Assets (or any other assets, properties, rights or interests associated, at any time prior to the Closing Date, with the Business or the Acquired Assets), based in whole or in part on events or conditions occurring or existing prior to the Closing Date and connected with, arising out of or relating to (i) any dispute for services rendered or goods manufactured, including, without limitation, product warranty Claims and product liability Claims, and Claims for refunds, returns, personal injury and property damage, (ii) Hazardous Materials, Environmental Requirements or Environmental Damages (all as defined in Section 5.1(e)), (iii) Claims relating to employee health and safety, including Claims for injury, sickness, disease or death of any Person, or (iv) compliance with any Laws relating to any of the foregoing;

          (f) Taxes. All liabilities and obligations of Transferor or any of its Affiliates (or any of their respective predecessors-in-interest) for any Taxes (as hereinafter defined) due or becoming due by reason of (i) the conduct of the Business, or (ii) the ownership, possession, use, operation, purchase, acquisition, sale or disposition, of any of the Acquired Assets, including, without limitation, (i) Taxes attributable to the sale of electricity and employee withholding tax obligations; (ii) Taxes imposed on, or accruing as a result of the transfer of the Acquired Assets; and
     (iii) Taxes attributable to, or resulting from, recapture of depreciation, other tax benefit items, or otherwise arising from the transactions contemplated by this Agreement. For purposes of this Agreement, the term "Tax" or "Taxes" means all net income, gross income, gross receipts, sales, use, ad valorem, personal property, real property, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits, taxes, customs duties or other taxes, fees, assessments or charges of any kind whatsoever, including without limitation, any assessment which Transferor may have had the option to pay in installment payments over a period of time which extends beyond the Closing Date, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign); and

          (g) Liabilities Relating to Retained Assets. All liabilities and obligations relating to, based in whole or in part on events or conditions occurring or existing in connection with, or arising out of, any and all assets, properties, rights and interests which are not being acquired by Transferee hereunder, including, without limitation, the Retained Assets.

                        ARTICLE III TRANSFER AND EXCHANGE
                        ---------------------------------

     3.1 Payment. (a) In full consideration for the transfer of the Acquired Assets, but subject to the adjustment, if any, required by Section 3.2, at the Closing, Transferee shall deliver to Transferor: 1,000 shares of Transferee's fully paid and nonassessable common stock and a promissory note executed by Transferee (the "Transferee Note"), dated as of the Closing Date and in substantially the form of Schedule 3.1 (Transferee Note) hereto in the principal amount of $607,069,000, subject to adjustment as provided in Section 4.6(c).

     3.2 Prorations. (a) Transferor and Transferee shall prorate, as of the Closing Date, all real estate taxes payable with respect to the Fee Property (but not including any current assessments against the Fee Property which Transferor is required to have paid in full prior to the Closing Date as provided under Section 2.2(f) herein).

          (b) Transferee and Transferor shall use their reasonable best efforts to calculate all prorations. The credit that Transferee is entitled to receive from Transferor for the unpaid portion (as of the Closing Date) of the 1999 real estate taxes shall be referred to herein as the "1999 Real Estate Tax Credit", and the credit that Transferee is entitled to receive from Transferor for the 2000 real estate taxes owed for the period during which Transferor owned the Fee Property during the year 2000 shall be referred to herein as the "2000 Real Estate Tax Credit".

                               ARTICLE IV. CLOSING
                               -------------------

     4.1 General. As used in this Agreement, the "Closing" shall mean the time at which Transferor consummates the assignment, transfer and delivery of the Acquired Assets to Transferee as provided herein by the execution and delivery by Transferor of the documents and instruments referred to in Section 4.2 against delivery by Transferee of the documents and payments provided in Sections 3.1 and 4.3, and delivery by Transferor, Transferee and the other Persons referred to herein of the additional documents referred to in Sections
4.4 and 4.5. In the absence of a prior termination of this Agreement by one of the parties in accordance with Article X, the Closing shall take place at the offices of Ameren Corporation, One Ameren Plaza, 1901 Chouteau Avenue, St. Louis, Missouri at 8:00 A.M. on May 1, 2000, or at such other time and place and on such other day as shall be mutually agreed upon in writing by the parties hereto (the "Closing Date"). Legal title, equitable title and risk of loss with respect to the Acquired Assets shall not pass to Transferee until the Acquired Assets are transferred at the Closing, which transfer, once it has occurred, shall be deemed effective for tax, accounting and other computational purposes as of the Closing Date.

     4.2 Documents to be Delivered by Transferor. At the Closing, Transferor shall deliver to Transferee:

          (a) Copies of (i) the resolutions of the Boards of Directors of Transferor and Parent authorizing and approving this Agreement and all other transactions and agreements contemplated hereby, (ii) Transferor's Articles of Incorporation, and (iii) Transferor's Bylaws, all certified by the respective corporate Secretaries or Assistant Secretaries of Transferor and Parent to be true, correct, complete and in full force and effect and unmodified as of the Closing Date;

          (b) An instrument transferring the Acquired Assets to Transferee, free and clear of any and all liens, equities, Claims, prior assignments, mortgages, charges, security interests, pledges, conditional sales contracts, collateral security arrangements and other title retention arrangements, restrictions (including, in the case of real property, rights of way, use restrictions, and other variances, reservations or limitations of any nature) or encumbrances whatsoever (collectively, "Liens");

          (c) Copies of all Consents to the transfer, assignment or sublease to Transferee of each Acquired Asset that requires such Consent, including, without limitation, orders or approvals of the Illinois Commerce Commission under the PUA, the Federal Energy Regulatory Commission under the Federal Power Act, the Federal Communications Commission and the Missouri Public Service Commission;

          (d) The Officer's Certificate (as defined in Section 6.1(e)) required by Section 6.1(e);

          (e) Special Warranty Deeds (the "Deed") in recordable form and in form and substance satisfactory to Transferee conveying the Fee Property to Transferee, free and clear of all Liens whatsoever except for Permitted Liens (as defined in Section 5.1(c));

          (f) Releases, including, without limitation, termination statements under the Uniform Commercial Code of any financing statements filed against any Acquired Assets, evidencing discharge, removal and termination of all Liens to which the Acquired Assets are subject (other than Liens relating to Assumed Indebtedness identified on Schedule 2.1(a)) in connection with the indebtedness described in Schedule 4.2(f) (Existing Indebtedness to be Discharged by Closing) which releases shall be effective at or prior to the Closing;

          (g) FIRPTA  Affidavit (a Non-Foreign  Person  Affidavit as required by
     Section 1445 of the Internal Revenue Code of 1986, as amended); and

          (h) Such other deeds, endorsements, assignments, affidavits, and other good and sufficient instruments of assignment, conveyance and transfer in form and substance satisfactory to Transferee, as are required to effectively vest in Transferee good and marketable title in and to all of the Acquired Assets, free and clear of any and all Liens other than Permitted Liens.

     4.3 Documents to be Delivered by Transferee. At the Closing, Transferee shall deliver to Transferor:

          (a) A copy of (i) the resolutions of the Board of Directors of Transferee authorizing and approving this Agreement and all other transactions and agreements contemplated hereby, (ii) Transferee's Articles of Incorporation, and (iii) Transferee's Bylaws, all certified by the Secretary or an Assistant Secretary of Transferee to be true, correct, complete and in full force and effect and unmodified as of the Closing Date;

          (b) The Officer's Certificate required by Section 6.2(e);

          (c) The Transferee Note, duly executed on behalf of Transferee, and in substantially the form attached hereto as Schedule 3.1; and

          (d) An instrument of assumption of the Assumed Liabilities.

     4.4 Documents to be Delivered by Transferee and Transferor. At the Closing, Transferee and Transferor shall execute and deliver:

          (a) Easement Agreements from Transferee to Transferor for each Fee Property conveyed by Transferor to Transferee in a form and substance satisfactory to Transferor; and

          (b) An assignment of all of Tranferor's right, title and interest to the Leased Property and assumption of all obligations relating to the same free and clear of all Liens whatsoever except for the Permitted Liens and otherwise in form and substance satisfactory to Transferor and Transferee.

     4.5 Other Documents to be Delivered. At the Closing the following shall be delivered in form satisfactory to Transferor and Transferee:

          (a) Electric Power Supply Agreement

          (b) Amended Joint Dispatch Agreement.

          (c) General Services Agreement.

          (d) Parallel Operating Agreement(s).

     4.6 Post Closing.

          (a) Within 60 days after the Closing Date, Transferor shall deliver to Transferee the Balance Sheet as of the Balance Sheet Date referred to in
     Section 2.1(a); and

          (b) Transferee shall calculate the 1999 Real Estate Tax Credit and the 2000 Real Estate Credit promptly after the relevant tax bills have been received and shall deliver such calculation to Transferor. Transferee shall be entitled to deduct an amount equal to the 1999 Real Estate Tax Credit and 2000 Real Estate Tax Credit from amounts owed to Transferor under the Transferee Note. Transferor will, at the request of Transferee, give Transferee a receipt evidencing payment on the Transferee Note equal to such credits.

          (c) Promptly upon delivery of the Balance Sheet referred to in Section 4.6(a) the principal amount of and amortization schedule of the Note shall be adjusted, to the extent necessary, to reflect the actual net depreciated book value of the Transferred Assets as of the Balance Sheet Date. The Transferee shall execute and deliver a revised Note as may be necessary to reflect any such change.

                    ARTICLE V. REPRESENTATIONS AND WARRANTIES
                    -----------------------------------------

     5.1 Representations and Warranties of Transferor. Subject only to those exceptions and qualifications listed and described (including an identification by section reference to the representations and warranties to which such exceptions and qualifications relate) on the disclosure schedules attached to this Agreement, Transferor hereby represents and warrants to Transferee that:

          (a) Organization and Standing; Power and Authority. Transferor is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, and has full corporate power and authority to operate the Business, to own or lease the Acquired Assets, to carry on the Business as now being conducted, and to enter into and perform this Agreement and the transactions and other agreements and instruments contemplated by this Agreement. This Agreement and all other agreements and instruments executed and delivered or to be executed and delivered by Transferor in connection herewith (collectively, the "Transaction Documents") have been, or upon execution thereof will be, duly executed and delivered by Transferor, as the case may be. This Agreement and the transactions and other agreements and instruments contemplated hereby have been duly approved by the board of directors of Transferor, and the board of directors of Parent, and constitute the valid and binding obligations of Transferor, enforceable in accordance with their respective terms.

          (b) Conflicts; Defaults. Neither the execution and delivery of this Agreement and the other agreements and instruments executed or to be executed in connection herewith by Transferor, nor the performance by Transferor of the transactions contemplated hereby or thereby, will (i) violate, conflict with, or constitute a default under, any of the terms of Transferor's Articles of Incorporation or By-Laws, or any provisions of, or result in the acceleration of any obligation under, any contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease, agreement or instrument, including, without limitation, the Contracts, or any order, judgment or decree, relating to the Business or the Acquired Assets, or by which Transferor or the Acquired Assets are bound, (ii) result in the creation or imposition of any Liens or Claims in favor of any third Person or entity upon any of the Acquired Assets, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any Governmental Authority, (iv) constitute an event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration, or creation or imposition of Liens or Claims, (v) constitute an event which, after notice or lapse of time or otherwise would create, or cause to be exercisable or enforceable, any option, agreement or right of any kind to purchase any of the Acquired Assets. Except as set forth on
     Schedule 5.1(d), no consent, novation, approval, filing or authorization will be required to be obtained or satisfied for the continued performance by Transferee following the Closing of any contract, agreement, commitment or undertaking included in the Acquired Assets. Transferor is not in violation of or in default under its Articles of Incorporation or Bylaws, or any provision of any contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease, agreement or instrument, including without limitation, the Contracts, or any order, judgment or decree, relating to the Business or the Acquired Assets, or by which Transferor or the Acquired Assets is bound, or in the payment of any of Transferor's monetary obligations or debts relating to the Business, and there exists no condition or event which, after notice or lapse of time or both, would result in any such violation or default.

          (c) Acquired Assets; Title to the Acquired Assets. Except for the Retained Assets, the Acquired Assets are the only assets, properties, rights and interests used by Transferor in connection with the Business. The Acquired Assets to be conveyed to Transferee under this Agreement constitute all of the assets, properties, rights and interests necessary to conduct the Business in substantially the same manner as conducted by Transferor prior to the date of this Agreement. Transferor has good, marketable and exclusive title to, and the valid and enforceable power and unqualified right to use and transfer to Transferee, each of the Acquired Assets, and the Acquired Assets are free and clear of all Liens and Claims of any kind or nature whatsoever, except for Permitted Liens. The consummation of the transactions contemplated by this Agreement (including, without limitation, the transfer or assignment of the Acquired Assets, and all rights and interests therein, to Transferee as contemplated herein) will not adversely affect such title or rights, or any terms of the applicable agreements (whether written or oral) evidencing, creating or granting such title or rights. None of the Acquired Assets are subject to, or held under, any lease, mortgage, security agreement, conditional sales contract or other title retention agreement, or are other than in the sole possession and under the sole control of Transferor except as described on
     Schedule 5.1(c) (Title to the Acquired Assets). Transferor has the right under valid and existing leases to occupy, use or control all properties and assets leased by it and included in the Acquired Assets. The delivery to Transferee of the instruments of transfer of ownership contemplated by this Agreement will vest good, marketable and exclusive title (as to all Acquired Assets owned by Transferor) or full right to possess and use (as to all

     Acquired Assets not owned by Transferor) to the Acquired Assets in Transferee, free and clear of all Liens and Claims of any kind or nature whatsoever, except for (i) current real estate Taxes or governmental charges or levies which are a Lien but not yet due and payable, (ii) Liens disclosed as securing specified liabilities on the Balance Sheet with respect to which no default exists, (iii) Liens disclosed on Schedule 5.1(c) (Title to the Acquired Assets), under the heading "Liens," and (iv) minor imperfections of title, if any, none of which are substantial in amount, or materially detract from the value or impair the use of the property subject thereto or the operation of the Business and which have arisen only in the ordinary and normal course of business consistent with past practice (the Liens described in clauses (i), (ii), (iii) and (iv) being collectively referred to herein as "Permitted Liens").

          (d) Contracts. Schedule 5.1(d) (Contracts) contains a complete list or description of each material license, contract, agreement, commitment and undertaking relating to the Business or to which Transferor is a party, (collectively referred to as the "Contracts").

          (e) Environmental and Safety Compliance.

               (i) General. Transferee agrees that, except as expressly contained in this Agreement, no representations by or on behalf of Transferor have been made as to the condition of the Real Property and Fixed Assets, any restrictions related to the development of the Real Property and Fixed Assets, the applicability of any governmental requirements pertaining to the Real Property and Fixed Assets, or the suitability of the Real Property and Fixed Assets for any purpose whatsoever. Transferor agrees to assign, transfer or otherwise convey all environmental permits and licenses to Transferee and to take all necessary steps with the appropriate governmental authorities to effectuate such transfers. A list of all applicable permits are set forth on Schedule 5.1(e) (Environmental Matters).

               (ii) Definitions.

          (A) For purposes of this Agreement, the term "Hazardous Material" means any substance:

               (1) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; or

               (2) which is or has been identified as a potential "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, applicable state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss.ss.9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C.ss.ss.6901 et seq.); or

               (3) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, reactive, or otherwise hazardous and has been identified as regulated by any Governmental Authority.

          (B)  For  purposes  of  this   Agreement,   the  term   "Environmental
               Requirements" means all applicable Laws, Permits and similar items of all Governmental Authorities and all applicable judicial, administrative, and regulatory judgments, decrees, orders, writs or injunctions relating to the protection of human health or the environment, including, without limitation:

               (1) All requirements pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials;

               (2) All requirements pertaining to the protection of the health and safety of employees or the public; and

               (3) All other limitations, restrictions, conditions, standards, prohibitions, obligations, schedules and timetables contained therein or in any notice or demand letter issued, entered, promulgated or approved thereunder.

          (C) For purposes of this Agreement, the term "Environmental Damages" means any and all Liabilities (as defined in Section 11.1) which are incurred at any time as a result of the existence prior to Closing of Hazardous Material upon, about, beneath the Property or migrating or threatening to migrate to or from the Property, or the existence of a violation of Environmental Requirements pertaining to the Property, regardless of whether the existence of such Hazardous Material or the violation of Environmental Requirements arose prior to the present ownership or operation of the Property, and including without limitation:

               (1) Damages for personal injury, or injury to property or natural resources occurring upon or off of the Property, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties;

               (2) Fees incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of Environmental Requirements including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any Governmental Authority, or reasonably necessary to make full economic use of the Property or any other property in a manner consistent with its intended use or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing this Agreement or collecting any sums due hereunder;

               (3) Liability to any third Person or Governmental Authority to indemnify such Person or Governmental Authority for costs expended in connection with the items referenced in subparagraph (iii) of Section 11.2(b); and

               (4) Diminution of the value of the Property, and damages for the loss of business and restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Property.

          (f) Approvals. Schedule 1.3(a) (Required Consents) sets forth a list of all Consents, which must be obtained or satisfied by Transferor for the consummation of the transactions contemplated by this Agreement, including, without limitation, all Consents, which must be obtained pursuant to
     Section 1.3(a). All Consents prescribed by any Law, or any contract, agreement, commitment or undertaking, and which must be obtained or satisfied by Transferor for the consummation of the transactions contemplated by this Agreement, or for the continued performance by them of their rights and obligations thereunder, have been, or shall by the Closing have been, made, obtained and satisfied.

          (g) Real Property. Schedule 1.1(c) entitled "Real Estate" attached hereto contains a true, correct and complete list of all instruments and agreements creating any interest or right in real property relating to the Business, or owned, leased or occupied by Transferor (including all easements, buildings, structures, fixtures and improvements). True, correct and complete copies of the instruments and agreements identified in such
     Schedule 1.1(c) have been delivered to Transferee. Each such instrument and agreement is in full force and effect and is a legal, binding, and enforceable obligation of the parties thereto and no event has occurred which constitutes or, with the giving of notice or passage of time, or both, would constitute a default or breach thereunder. Transferor has the right to quiet enjoyment of all real property subject to leaseholds under any such instruments, for the full term of each such lease and any renewal option related thereto. There has been no disturbance of or challenge to the Transferor's quiet possession under each such lease, and no leasehold or other interest of Transferor in such real property is subject to or subordinate to any Liens except Permitted Liens. Neither the whole nor any portion of any real property leased or occupied by Transferor has been condemned, requisitioned or otherwise taken by any Governmental Authority, and, to the best of Transferor's knowledge, no such condemnation, requisition or taking is threatened or contemplated. All buildings, structures, fixtures and appurtenances comprising part of the real properties of Transferor are in good condition and have been well maintained, normal wear and tear excepted, and there are no material physical or mechanical defects of the Fee Property which would interfere with the ongoing operations of the Business as currently conducted. All water, sewer, gas and drainage facilities required by the present use and operation of the Fee Property by Transferor are installed to the property lines of the Fee Property, are all connected and operating pursuant to valid permits, and are adequate to service the Fee Property in accordance with the present use and operation of the Fee Property by Transferor. The Fee Property complies with all applicable laws and insurance requirements and all zoning, building and other requirements relating to the use or occupancy of all or any portion of the Fee Property. There are no pending, or to the best of Transferor's knowledge, contemplated zoning changes, variances or special zoning agreements affecting or which might affect the Fee Property.

          (h) Leases. Each of the Leases described on Schedule 1.1(c) entitled "Real Estate" has not been modified, altered, terminated or revoked, and is in full force and effect. Transferor, as the present tenant under each Lease, is not in default under, or in breach of, any of the terms of each Lease, and there are no existing facts or conditions which could give rise to any such breach or default, or any claim against Transferor, under each Lease. Each of the present lessors under each respective Lease is not in default thereunder, or in breach thereof, and there are no existing facts or conditions which could give rise to any such breach or default, or any claim against each lessor under each respective Lease.

     5.2 Representations and Warranties of Transferee. Transferee represents and warrants to Transferor that:

          (a) Organization and Standing; Corporate Power and Authority. Transferee is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, and has full corporate power and authority to make and perform this Agreement, and to perform the transactions contemplated by this Agreement. This Agreement and all other agreements and instruments executed and delivered by Transferee in connection herewith have been duly executed and delivered by Transferee. This Agreement and the transactions and other agreements and instruments contemplated by this Agreement have been duly approved by the board of directors of Transferee (approval of Transferee's shareholders not being required), and constitute the valid and binding obligations of Transferee, enforceable in accordance with their respective terms.

          (b) Conflicts; Defaults. Neither the execution and delivery of this Agreement by Transferee, nor the performance of its obligations hereunder, will conflict with or constitute a default under any of the terms of Transferee's Articles of Incorporation, as amended, or Bylaws.

                        ARTICLE VI. CONDITIONS TO CLOSING
                        ---------------------------------

     6.1 Conditions to Transferee's Obligations. The obligation of Transferee to consummate the transactions provided for by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Transferee except for the conditions set forth in subsection (c) (as to Consents of Governmental Authorities) of this
Section 6.1:

          (a) Representations and Warranties. Each of the representations and warranties of Transferor made in Section 5.1 of this Agreement shall be true and correct in all material respects both on the date hereof and as of the Closing Date as though made at such time.

          (b) Covenants. Transferor shall have performed and complied with all covenants and agreements required to be performed or complied with by it at or prior to the Closing Date.

          (c) Consents. All Consents of Governmental Authorities and third parties described in Sections 1.3, 5.1(f) and 9.3 and necessary to consummate the transactions contemplated hereunder shall have been obtained and satisfied.

          (d) No Proceeding or Litigation. No litigation, action, suit, investigation, Claim or proceeding challenging the legality of, or seeking to restrain, prohibit or materially modify, the transactions provided for in this Agreement shall have been instituted and not settled or otherwise terminated.

          (e) Certificate of Transferor. At the Closing, Transferor shall have delivered to Transferee a certificate (the "Officer's Certificate") signed by Transferor's President or a Vice President, and dated the Closing Date, to the effect that to the best of the knowledge of such officer the conditions specified in Sections 6.1(a), (b), (c) and (d) have been fulfilled.

          (f) Certificate; Documents. Transferor and the other Persons shall have delivered the certificates and other documents required by Sections 4.2, 4.4 and 4.5.

     6.2 Conditions to Transferor's Obligations. The obligations of Transferor to consummate the transactions provided for by this Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Transferor except for the conditions set forth in subsection (c) of this Section 6.2:

          (a) Representations and Warranties. Each of the representations and warranties of Transferee made in Section 5.2 of this Agreement shall be true and correct in all material respects both on the date hereof and as of the Closing Date as though made at such time.

          (b) Covenants. Transferee shall have performed and complied with all covenants and agreements required to be performed or complied with by it at or prior to the Closing Date.

          (c) Consents. All Consents of Governmental Authorities, including those described in Section 9.3, necessary to consummate the transactions contemplated hereunder shall have been obtained.

          (d) No Proceeding or Litigation. No litigation, action, suit, investigation, Claim or proceeding challenging the legality of, or seeking to restrain, prohibit or materially modify, the transactions provided for in this Agreement shall have been instituted and not settled or otherwise terminated.

          (e) Certificate of Transferee. At the Closing, Transferee shall have delivered to Transferor an Officer's Certificate signed by the President or a Vice President of Transferee, and dated the Closing Date, to the effect that to the best of the knowledge of such officer the conditions specified in Section 6.2(a), (b), (c) and (d) have been fulfilled.

          (f) Certificates; Documents. Transferee shall have delivered the certificates and other documents required by Sections 4.3, 4.4 and 4.5.

                      ARTICLE VII. COVENANTS OF TRANSFEROR
                      ------------------------------------

     7.1 Conduct of Business. During the period from the date hereof through the Closing Date, Transferor shall conduct the Business and operate the Acquired Assets diligently and in the ordinary and normal course and consistent with past practice (including, without limitation, using its best efforts to preserve beneficial relationships between Transferor and its distributors, agents, lessors, suppliers and customers) and continue normal maintenance, marketing, advertising, distributional and promotional expenditures in connection with the Business. Transferor shall engage in no transactions in connection with the Business or the Acquired Assets, including transactions relating to the purchase or sale of goods, raw materials, inventories or other operating or production items, intracorporate or otherwise, with any of its Affiliates from the date hereof until the Closing other than (a) transactions approved by Transferee; or
(b) transactions on terms no more favorable to Transferor or its Affiliates than would have been obtainable in arm's-length dealing.

                        ARTICLE VIII. COVENANTS OF BUYER
                        --------------------------------

     8.1 Maintenance of, and Access to, Records. From and after the Closing, Transferee shall, whenever reasonably requested by Transferor, permit Transferor to have access to such business records turned over to Transferee pursuant to this Agreement as may be required by Transferor in connection with any audit or investigation by any Governmental Authority, or any matter relating to insurance coverage or third party Claims, in each such case to the extent relating to the operation of the Business by Transferor prior to the Closing. Transferee shall preserve and maintain the records relating to the Business which are part of the Acquired Assets for at least three years after the Closing Date.

     8.2 Closing. Transferee shall use its best efforts to cause the conditions set forth in Section 6.2 to be satisfied by the Closing Date.



                    ARTICLE IX. CERTAIN ADDITIONAL COVENANTS
                    ----------------------------------------

     9.1 Expenses; Transfer Taxes. Each party hereto will bear the legal, accounting and other expenses incurred by such party in connection with the negotiation, preparation and execution of this Agreement, the Transaction Documents, and the transactions contemplated hereby. All sales, transfer, recordation and documentary Taxes and fees which may be payable in connection with the transactions contemplated by this Agreement shall be borne by Transferor.

     9.2 Bulk Transfer Laws. Transferee hereby waives compliance by Transferor with the laws of any jurisdiction relating to bulk transfers which may be applicable in connection with the transfer of the Acquired Assets to Transferee.

     9.3 Regulatory  Approvals.  Transferor will, and will cause its appropriate
Affiliates to, and Transferee will, use, in each case, its best efforts to obtain any authorizations, consents, orders and approvals of any Governmental Authority necessary for the performance of its respective obligations pursuant to this Agreement and any of the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, and will cooperate fully with each other in all reasonable respects in promptly seeking to obtain such authorizations, consents, orders and approvals.

     9.4  Employee   Matters.   Transferor  shall  retain  all  liabilities  and
obligations in respect of its past, present and future employees under the Employee Plans and applicable Laws.

                             ARTICLE X. TERMINATION
                             ----------------------

     10.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:

          (a) Mutual Consent. By mutual written consent of Transferor and Transferee;

          (b) Court Order. By Transferor or Transferee if consummation of the transactions contemplated hereby shall violate any non-appealable final order, decree or judgment of any court or Governmental Authority having competent jurisdiction;

          (c) Transferee's Conditions. By Transferee, if any condition precedent to Transferee's obligation to effect the Closing as set forth in Section
     6.1 is not satisfied, or shall have become incapable of fulfillment, and such condition is not waived, if waivable, by Transferee on or prior to the Termination Date; and

          (d) Transferor's Conditions. By Transferor, if any condition precedent to Transferor's obligation to effect the Closing as set forth in Section
     6.2 is not satisfied, or shall have become incapable of fulfillment, and such condition is not waived, if waivable, by Transferor on or prior to the Termination Date.

     10.2 Effect of  Termination.  If this  Agreement is terminated  pursuant to
Section 10.1, written notice thereof shall forthwith be given to the other party and this Agreement shall thereafter become void and have no further force and effect and all further obligations of Transferor and Transferee under this Agreement shall terminate without further liability of Transferor or Transferee.



                           ARTICLE XI. INDEMNIFICATION
                           ---------------------------

     11.1 Indemnification by Transferee.

     From and after the Closing, Transferee shall indemnify, defend and hold Transferor, its Affiliates, and their respective directors, officers, representatives, employees and agents harmless from and against any and all claims, actions, suits, demands, assessments, judgments, losses, liabilities, damages, costs and expenses (including, without limitation, interest, penalties, attorneys' fees to the extent permitted by law, and accounting fees and investigation costs) (collectively, "Liabilities") that may be incurred by Transferor resulting or arising from or related to, or incurred in connection with: (a) the failure of Transferee to assume, pay, perform and discharge the Assumed Liabilities, and (b) any breach of any representation, warranty, covenant, obligation or agreement of Transferee contained herein or in any other Transaction Document.

     11.2 Indemnification by Transferor.

          (a) General. From and after the Closing, Transferor shall indemnify, defend and hold Transferee, its Affiliates, and their respective directors, officers, representatives, employees and agents harmless from and against any and all Liabilities that may be incurred by Transferee resulting or arising from, related to or incurred in connection with: (i) the failure of Transferor to assume, pay, perform and discharge the Retained Liabilities and (ii) any breach of any representation, warranty, covenant, obligation or agreement of Transferor contained herein or in any other Transaction Document.

          (b) Environmental Indemnification.Transferor agrees to indemnify, defend, reimburse and hold harmless Transferee, its Affiliates and their respective directors, officers, representatives, employees and agents; and from and against any and all Environmental Damages arising from the presence, use, generation, storage, treatment, discharge, release or disposal (including off-site disposal) of Hazardous Materials upon, about, from or beneath the Property or migrating to or from the Property, or arising in any manner whatsoever out of the violation of any Environmental Requirements pertaining to the Property and the activities thereon, in each case to the extent that such Environmental Damages or violation of any Environmental Requirements are attributable to, or the result of, any act or omission by Transferor prior to the Closing Date. This obligation to indemnify shall include, but not be limited to, the expense of defending all Claims, suits and administrative proceedings (with counsel reasonably approved by the indemnified parties), even if such Claims, suits or proceedings are groundless, false or fraudulent, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified Persons; provided, however, that Transferee will be entitled to control any clean-up or remediation, and any related proceeding, and, except as provided in the following sentence, any other proceeding with respect to which indemnity may be sought under this Section. The procedures described in Section 11.3 shall apply to any Claim solely for monetary damages relating to a matter covered by this Section.

     11.3 Notice of Claim; Right to Participate in and Defend Third Party Claim.


          (a) If any indemnified party receives notice of the assertion of any Claim, the commencement of any suit, action or proceeding, or the imposition of any penalty or assessment by a third party in respect of which indemnity may be sought hereunder (a "Third Party Claim"), and the indemnified party intends to seek indemnity hereunder, then the indemnified party shall promptly provide the indemnifying party with prompt written notice of the Third Party Claim, but in any event not later than 30 calendar days after receipt of such notice of Third Party Claim. The failure by an indemnified party to notify an indemnifying party of a Third Party Claim shall not relieve the indemnifying party of any indemnification responsibility under this Article XI, unless such failure materially prejudices the ability of the indemnifying party to defend such Third Party Claim.

          (b) The indemnifying party shall have the right to control the defense, compromise or settlement of the Third Party Claim with its own counsel (reasonably satisfactory to the indemnified party) if the indemnifying party delivers written notice to the indemnified party within seven days following the indemnifying party's receipt of notice of the Third Party Claim from the indemnified party acknowledging its obligations to indemnify the indemnified party with respect to such Third Party Claim in accordance with this Article XI, and establishes security in form and substance reasonably satisfactory to the indemnified party to secure the indemnifying party's obligations under this Article XI with respect to such Third Party Claim; provided, however, that the indemnifying party shall not enter into any settlement of any Third Party Claim which would impose or create any obligation or any financial or other liability on the part of the indemnified party if such liability or obligation (i) requires more than the payment of a liquidated sum, or (ii) is not covered by the indemnification provided to the indemnified party hereunder. In its defense, compromise or settlement of any Third Party Claim, the indemnifying party shall timely provide the indemnified party with such information with respect to such defense, compromise or settlement as the indemnified party shall request, and shall not assume any position or take any action that would impose an obligation of any kind on, or restrict the actions of, the indemnified party. The indemnified party shall be entitled (at the indemnified party's expense) to participate in the defense by the indemnifying party of any Third Party Claim with its own counsel.

          (c) In the event that the indemnifying party does not undertake the defense, compromise or settlement of a Third Party Claim in accordance with subsection (b) of this Section 11.3, the indemnified party shall have the right to control the defense or settlement of such Third Party Claim with counsel of its choosing; provided, however, that the indemnified party shall not settle or compromise any Third Party Claim without the indemnifying party's prior written consent, unless (i) the terms of such settlement or compromise release the indemnified party or the indemnifying party from any and all liability with respect to the Third Party Claim, or
     (ii) the indemnifying party shall not have acknowledged its obligations to indemnify the indemnified party with respect to such Third Party Claim in accordance with this Article XI and established security in form and substance reasonably satisfactory to the indemnified party to secure the indemnifying party's obligations under this Article XI with respect to such Third Party Claim. The indemnifying party shall be entitled (at the indemnifying party's expense) to participate in the defense of any Third Party Claim with its own counsel.

          (d) Any indemnifiable Claim hereunder that is not a Third Party Claim shall be asserted by the indemnified party by promptly delivering notice thereof to the indemnifying party. If the indemnifying party does not respond to such notice within 60 days after its receipt, it shall have no further right to contest the validity of such Claim.

     11.4 Time Limitations on Claims for Indemnification. The right of Transferee to indemnification for any breach of any representation or warranty shall apply only to those claims for indemnification which are given pursuant to this Agreement on or before the date which is five years following the Closing Date.

                           ARTICLE XII. MISCELLANEOUS
                           --------------------------

     12.1 Amendments. This Agreement may be amended only by a writing executed by each of the parties hereto.

     12.2 Entire Agreement. This Agreement and the other agreements expressly provided for herein, set forth the entire understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, between the parties.

     12.3 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Illinois, without regard to its conflicts of law doctrine.

     12.4 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when received if personally delivered, (b) within 5 days after being sent by registered or certified mail, return receipt requested, postage prepaid,
(c) within 12 hours after being sent by telecopy, with confirmed answerback,  or
(d) within 1 business day of being sent by priority delivery by established overnight courier. Any party by written notice to the other given in accordance with this Section 12.4 may change the address or the contact to whom notices or copies thereof shall be directed.

     12.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.

     12.6 Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each party hereto, but no rights, obligations or liabilities hereunder shall be assignable by either party without the prior written consent of the other party.

     12.7 Waivers. Except as otherwise provided herein, Transferee or Transferor (acting on behalf of itself and its appropriate Affiliates), may waive in writing compliance by any of the other party hereto (to the extent such compliance is for the benefit of the party giving such waiver) with any of the terms, covenants or conditions contained in this Agreement or in any of the other Transaction Documents (except such as may be imposed by law). Any waiver by either party of any violation of, breach of, or default under, any provision of this Agreement or any of the other Transaction Documents, by the other party shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Agreement or any of the other Transaction Documents.

     12.8 Third Parties. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person or entity other than Transferee and Transferor any rights or remedies under or by reason of this Agreement.

     12.9 Schedules, Addenda and Exhibits. The Schedules, Addenda and Exhibits attached to this Agreement are incorporated herein and shall be part of this Agreement for all purposes.

     12.10 Headings. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

     12.11 Certain Definitions. For purposes of this Agreement, the term "Affiliate" shall mean any Person that directly, or indirectly through one or more Persons, controls, is controlled by, or is under common control with, the Person specified or, directly or indirectly, is related to or otherwise associated with any such Person or entity.

     12.12 Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or hereafter existing at law or in equity or by statute or otherwise. No remedy shall be deemed to be a limitation on the amount or measure of damages resulting from any breach of this Agreement. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

     12.13 Gender and Number. The masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others whenever the context so indicates.





                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the date first above written.


                                           CENTRAL ILLINOIS PUBLIC
                                           SERVICE COMPANY, d/b/a
                                           AMERENCIPS, an Illinois corporation

                                           By:
                                               ---------------------------
                                           Print Name:  G. L. Rainwater
                                           Title:       President



                                           AMEREN ENERGY GENERATING
                                           COMPANY, an Illinois corporation

                                           By:
                                               ---------------------------
                                           Print Name:  R. Alan Kelley
                                           Title:       Senior Vice President

                                                                 Schedule 1.1(b)

                            Asset Transfer Agreement

                               Net Asset Transfer
                                As of May 1, 2000

Central Illinois Public Service Company (AmerenCIPS) is transferring the assets and liabilities listed below to Ameren Energy Generating Company (Genco).

1. All real and personal property owned by AmerenCIPS (including plant in service and construction work in progress) at sites commonly known as Coffeen Power Station, Grand Tower Power Station, Hutsonville Power Station, Meredosia Power Station, and Newton Power Station. The costs of these assets are recorded in Accounts 101, and 107 of the Uniform System of Accounts and the related accumulated provision for depreciation recorded in Account 108.

2. Cash recorded in Account 131, commensurate with the amount of current payables transferred to Genco that are associated with fuel stock listed in paragraph 4 and accrued payroll listed in paragraph 9.

3. Working funds recorded in Account 135, consisting of petty cash funds maintained at the power stations.

4.   Fuel stock at the power stations recorded in Account 151.

5. Plant materials and operating supplies located at the power stations and the miscellaneous used equipment inventories maintained at the power plants, both recorded in Account 154.

6. An allocated portion of undistributed stores expense recorded in Account 163, associated with the plant materials and operating supplies being transferred to Genco. The allocation was based on the proportionate share of activity expensed in 1999.

7. Prepayments for unamortized insurance premiums, related to the assets being transferred, recorded in Account 165.

8. Accumulated deferred income taxes recorded in Account 190 related to the plant assets being transferred to Genco.

9. Accounts payable recorded in Account 232, consisting of payments due to fuel suppliers and for vendor-supplied materials that have been delivered to the power stations. Payroll payable includes the amount due bargaining unit employees at the time of the transfer.

10.  Notes payable includes the amount due AmerenCIPS.

11. Taxes accrued for the proration of the property tax liability recorded in account 236.

12. Miscellaneous current and accrued liabilities recorded in Account 242 consisting of vendor retention.

13. Other deferred credits are comprised of miscellaneous reserves and other items.

14. Unamortized deferred investment tax credits recorded in Account 255, related to the plant assets being transferred to Genco.

15. Accumulated deferred income taxes recorded in Accounts 281, 282 and 283 related to the plant assets being transferred to Genco.

The following schedules provide more detailed listings of the assets identified above:

Schedule 1.1 (b)-1 lists the asset and liability amounts being transferred to Genco by ICC account. The values shown in this and all other schedules are the amounts that were recorded on AmerenCIPS' books at May 1, 2000.


          Schedule 1.1 (b)-2 lists the amounts being transferred to Genco recorded in Accounts 101, 107 and 108 by power station.

          Schedule 1.1 (b)-3 lists the uncompleted construction work, Account 107 (Construction Work in Progress), being transferred to Genco by power station.

          Schedule 1.1 (b)-4 lists the fuel stock amounts being transferred to Genco by power station and by fuel type.

          Schedule 1.1 (b)-5 consists of a listing of the plant materials and operating supply amounts being transferred to Genco by power station.

                                                               Schedule 1.1(b)-1


                  Listing of Assets and Liabilities Transferred
                  From Central Illinois Public Service Company
                       To Ameren Energy Generating Company
                                As of May 1, 2000

    ICC                     Account
  Account                    Title                           Amount                 Description of Transferred Items
  -------                    -----                           ------                 --------------------------------

    101      Electric plant in service                   $1,279,098,330             See description on Schedule 1.1 (b).

    107      Construction work in progress                    7,917,041

    108      Accumulated provision for depreciation         651,983,986

    131      Cash                                             6,379,933 *

    135      Working funds                                        7,600

    151      Fuel stock                                      34,285,704

    154      Plant materials and operating supplies          19,520,033

    163      Undistributed stores expense                        24,664

    165      Prepayments                                      2,765,691

    190      Accumulated deferred income taxes               22,022,442

    232      Accounts payable                                 6,336,941

  232.002    Payroll payable                                    204,189

    233      Notes payable to associated company            548,894,057 *

    236      Taxes accrued                                    2,732,112

    242      Miscellaneous current liabilities                  618,995

    253      Other deferred credits                           1,804,242

    255      Accumulated deferred investment tax
                  Credits                                    19,727,865

    281      Accumulated deferred income taxes-
                  accelerated amortization property           6,844,309

    282      Accumulated deferred income taxes-
                  other property                            132,812,390

    283      Accumulated deferred income taxes-
                  Other                                          62,352



* In June, 2000, Cash and Notes Payable were increased by $2,732,112 to reimburse Ameren Energy Generating Company for property taxes accrued prior to May 1, 2000.

                                                               Schedule 1.1(b)-2

                        Summary of Electric Utility Plant
            Transferred from Central Illinois Public Service Company
                       To Ameren Energy Generating Company
                                As of May 1, 2000

                                                       Account 101          Account 107          Account 108
                                                       -----------          -----------          -----------

                                                      Electric Plant        Construction         Accumulated
Plant Category                                          in Service        Work in Progress       Depreciation           Net Plant
--------------                                          ----------        ----------------       ------------           ---------

Steam Production (Accounts 310-316, 392)

Newton Power Station                                 $   685,373,862         $ 3,113,588         $ 294,465,085       $ 394,022,365

Coffeen Power Station                                    300,404,158           4,062,064           152,932,170         151,534,052

Meredosia Power Station                                  169,832,470             540,659           115,897,398          54,475,731

Grand Tower Power Station                                 65,036,096                 342            51,030,673          14,005,765

Hutsonville Power Station                                 56,386,957              12,243            37,211,267          19,187,933

        Total Steam Production                       $ 1,277,033,543         $ 7,728,896         $ 651,536,593       $ 633,225,846

Other Production (Accounts 340-346)

Hutsonville Diesel                                   $       419,404         $         -         $     265,738       $     153,666

       Total Other Production                        $       419,404         $         -         $     265,738       $     153,666

General Plant (Accounts 391,394,395,397)             $     1,645,383         $   188,145         $     181,655       $   1,651,873

       Total General Plant                           $     1,645,383         $   188,145         $     181,655       $   1,651,873

Totals                                               $ 1,279,098,330         $ 7,917,041         $ 651,983,986       $ 635,031,385
                                                     ================        ============        ==============      =============

                                                               Schedule 1.1(b)-3

                          Construction Work in Progress
            Transferred from Central Illinois Public Service Company
                       To Ameren Energy Generating Company
                                As of May 1, 2000

                         WO#        LOCATION         AMOUNT
                      ------------------------------------------
                        10201   Newton                $  181,791
                        10222   Newton                   146,735
                        10225   Newton
                                                         777,158
                        10587   Newton
                                                         111,276
                        10703   Newton
                                                          75,704
                        10772   Newton
                                                       1,260,192
                        10773   Newton
                                                          43,508
                        10774   Newton
                                                         301,741
                        10892   Newton
                                                          17,508
                        10897   Newton
                                                          15,169
                        10941   Newton
                                                          59,315
                        10970   Newton
                                                          34,631
                        10971   Newton
                                                           1,687
                        10985   Newton
                                                           5,846
                        10986   Newton
                                                          86,556
                        11036   Newton
                                                           1,141
                        42011   Newton
                                                         (6,370)
                                                     $ 3,113,588

                         WO#        LOCATION         AMOUNT
                      ------------------------------------------
                        0E182   Coffeen
                                                       $
                                                              42
                        09965   Coffeen
                                                          67,592
                        10316   Coffeen
                                                       2,111,093
                        10317   Coffeen
                                                         433,036
                        10845   Coffeen
                                                          64,957
                        10987   Coffeen
                                                          14,727
                        40722   Coffeen
                                                             (5)
                        40924   Coffeen
                                                             (7)
                        40958   Coffeen
                                                              11
                        42010   Coffeen
                                                           (342)
                        42166   Coffeen
                                                           9,704
                        42175   Coffeen
                                                          72,587
                        42177   Coffeen
                                                          77,558
                        42217   Coffeen
                                                           (635)
                        42381   Coffeen
                                                          60,310
                        42407   Coffeen
                                                         136,606
                        42408   Coffeen
                                                          69,396
                        42409   Coffeen
                                                           8,864
                        42887   Coffeen
                                                         728,434
                        42898   Coffeen
                                                          15,202
                        42910   Coffeen
                                                         124,343
                        42926   Coffeen
                                                              24
                        50127   Coffeen
                                                          68,567
                                                 ---------------
                                                     $ 4,062,064

                         WO#    LOCATION               AMOUNT
                       ------------------------------------------
                        0233   Meredosia            $  102,024
                        0688   Meredosia                 5,996
                        0722   Meredosia               403,525
                        0942   Meredosia                29,658
                        1624   Meredosia                 (544)
                                                ---------------
                                                     $  540,659

                        WO#        LOCATION         AMOUNT
                        ---------------------------------------
                        0390   Grand Tower           $      342
                                                ---------------
                                                     $      342

                        WO#        LOCATION         AMOUNT
                        ---------------------------------------
                        E261   Hutsonville          $    12,243
                                                ---------------
                                                    $    12,243

                        WO#        LOCATION         AMOUNT
                        ---------------------------------------
                        1624   General Plant        $   13,509
                        0127   General Plant            39,940
                        0137   General Plant           134,992
                        6017   General Plant              (296)
                                                ---------------
                                                    $  188,145
                                                ---------------

                            Grand Total            $ 7,917,041
                                                ===============

                                                               Schedule 1.1(b)-4

                                   Fuel Stock
            Transferred from Central Illinois Public Service Company
                       To Ameren Energy Generating Company
                                As of May 1, 2000


        Plant                    Coal              Coal Freight               Oil                  Total
----------------------------------------------------------------------------------------------------------------

Newton                           $ 4,825,667          $ 12,210,445             $  224,159          $ 17,260,271
Coffeen                           10,927,807             1,510,178                122,017            12,560,002
Hutsonville                          836,791                                                          1,086,508
                                                           194,727                 54,990
Meredosia                          1,365,027                                      914,323             2,703,171
                                                           423,821
Grand Tower                          636,748                                                            675,752
                                                            26,473                 12,531
                          -------------------    ------------------    -------------------   -------------------

Totals                          $ 18,592,040          $ 14,365,644            $ 1,328,020          $ 34,285,704
                          ===================    ==================    ===================   ===================


                                                               Schedule 1.1(b)-5


                         Operating Materials & Supplies
           Transferred from Central Illinois Public Service Company
                       To Ameren Energy Generating Company
                                As of May 1, 2000
        Plant                Storeroom #             Balance

Newton                           550               $ 6,826,815
Coffeen                          540                 6,781,852
Hutsonville                      530                 1,937,229
Meredosia                        520                 2,622,654
Grand Tower                      510                 1,351,483
                                                  --------------

Total                                             $ 19,520,033
                                                  ==============

                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 1.1(c)
                                   Real Estate


Fee Property
------------

         Legal descriptions of all real estate held in fee simple by Central Illinois Public Service Company which is to be transferred to Ameren Energy Generating Company are attached hereto.


Easements
---------

         Legal descriptions of all easements and similar interests in real estate held by Central Illinois Public Service Company that is to be transferred to Ameren Energy Generating Company are attached hereto.


Leased Property
---------------

         Legal descriptions of all leases and similar interests in real estate held by Central Illinois Public Service Company that is to be transferred to Ameren Energy Generating Company are attached hereto.

                              COFFEEN PLANT (P555)

The following described real estate in Township Eight North,(T8N), Range Three West (R3W) of the Third Principal Meridian (3 P.M.), Montgomery County,
Illinois:

The Northwest Quarter of the Southwest Quarter of Section Thirty-four (34) in Township Eight (8) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois.

Also, the Southeast Quarter of the Northwest Quarter of Section Thirty-four (34) in Township Eight (8) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, excepting from said Quarter Quarter Section the East 30 acres of even width.

Also, the West Half of the Northwest Quarter of Section Thirty-four (34), in Township Eight (8) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, excepting from said Half Quarter Section that part of the following tract of land contained in said One-Half Quarter Section: Commencing at the Northwest corner of said Section Thirty-four (34) and measure thence Eastwardly 112 rods along the Northerly line of said Section Thirty-four (34) to the actual point of beginning for this exception; thence South 165 feet; thence South 25 degrees West 950 feet; thence deflecting to the right 67 degrees, measure 340 feet Westwardly; thence deflecting 90 degrees to the left, measure 330 feet Southwardly; thence deflecting 90 degrees to the right, measure 130 feet Westwardly; thence deflecting 90 degrees to the left, measure 300 feet Southwardly; thence deflecting 90 degrees to the right, measure 190 feet Westwardly; thence deflecting 90 degrees to the right, measure 1530 feet Northwardly; thence deflecting 27 degrees 58 minutes 45 seconds to the right, measure 150 feet to the Northerly line of said Section Thirty-four (34); thence measure 950 feet along said Northerly line of said Section Thirty-four (34) to the point of beginning for this exception; AND

That part of the Southwest Quarter of the Southwest Quarter of Section Twenty-seven (27) in Township Eight (8) North, Range Three (3) West of the Third Principal Meridian described as follows: Beginning at a stone at the Southwest corner of said Section Twenty-seven (27), and measure thence Eastwardly 366 feet along the South line of said Section Twenty-seven (27) to the actual point of beginning; thence deflecting 58 degrees 21 minutes to the left, measure 245.73 feet; thence deflecting 98 degrees 1 minute 15 seconds to the left, measure
437.3 feet; thence deflecting 80 degrees to the right, measure 109.35 feet; thence deflecting 86 degrees to the right, measure 590 feet; thence deflecting 83 degrees 9 minutes 15 seconds to the left, measure 505.28 feet; thence deflecting 101 degrees 59 minutes to the right, measure 530.85 feet parallel to the center line of State Route 185; thence deflecting 95 degrees 22 minutes to the right, measure 759.30 feet to the South line of said Section Twenty-seven
(27); thence deflecting 62 degrees 1 minute 15 seconds to the right, measure 532 feet along the South line of said Section Twenty-seven (27) to the actual point of beginning; excepting herefrom the coal and the right to mine and remove the same, said coal having been previously conveyed in the County of Montgomery and State of Illinois; AND

The East Fifteen acres of the East Half of the Northeast Quarter of the Southeast Quarter of Section Thirty-three (33) in Township Eight (8) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois; AND

The West Half of the West Half of the Northeast Quarter of the Southwest Quarter of Section Thirty-four (34), and the East Half of the East Half of the Northeast Quarter of the Southwest Quarter of Section Thirty-four (34), excepting the North 500 feet of the said last described Half Half, Quarter Quarter Section, all in Township Eight (8) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois; AND

The following described real estate in Township Seven North (T7N), Range Three West (R3W) of the Third Principal Meridian (3 P.M.), Montgomery County, Illinois.

8.2284 Acres of the Southwest Quarter of the Southeast Quarter of Section 11 Township 7 North Range 3 West of the Third Principal Meridian in Montgomery County, Illinois, further described as follows:

(a) The South 100 feet of the North 660 feet of the East 995 feet of said Southwest Quarter of the Southeast Quarter; AND

(b) The West 397 feet of the East 665 feet of said Southwest Quarter of the Southeast Quarter.

Both (a) and (b) above constituting a further subdivision of the tract described by Warranty Deed on document #198821, filed on page 524 of book 243 on November 1, 1962 in the office of the Recorder of Deeds in Montgomery County, Illinois.

(Excepting all coal underlying said land with right to mine and remove all the same and easements and rights contained in the severance thereof), and subject to all restrictions, reservations and easements of record; AND

The Southeast Quarter of the Southeast Quarter of the Northeast Quarter; and two parts of the Northeast Quarter of the Southeast Quarter of' the Northeast Quarter, described as follows:

(1) beginning at the Southeast Corner of the Northeast Quarter of the Southeast Quarter, of the Northeast Quarter and measure thence Northwardly along the Easterly line of said Quarter Quarter Quarter Section 490 feet; thence deflecting to the left 50 degrees measure 190 feet Northwestwardly; thence Westwardly 125 feet parallel with the Southerly line of said Quarter Quarter Quarter section, thence Southwardly 610 feet (612.841 feet according to survey dated April 12, 1983, by Ronald D. Barnes, I.L.S. 2095, P.E. 25477) parallel with the Easterly line of said Quarter Quarter Quarter section; thence Eastwardly 270 feet in a straight line to the point of beginning; and (2) commencing at the Southwest corner of the Northeast Quarter of the Southeast Quarter of the Northeast Quarter measure Northwardly 490 feet along the Westerly line of said Quarter Quarter Quarter section, thence deflecting to the right 40 degrees measure Northeastwardly 108 feet; measure thence Southeastwardly 630 feet (608.453 feet according to survey dated April 12, 1983, by Ronald D. Barnes, I.L.S. 2095, P.E. 25477) in a straight line to the Southerly line of said Quarter Quarter Quarter Section; measure thence Westwardly 280 feet in a straight line to the point of beginning; all in Section 22, Township 7 North, Range 3 West of the Third Principal Meridian, Montgomery County, Illinois.

Excepting all coal, oil, gas and all other minerals, and excepting all mining rights; AND

Part of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) of Section Ten (Sec. 10), Township Seven North (T.7.N.), Range Three West (R.3.W.) of the Third Principal Meridian (3rd P.M.) in the County of Montgomery, in the State of Illinois, more particularly described as follows:

Commencing at a bronze cap at the Southwest Corner of the Southeast Quarter, (SE 1/4) of the Northeast Quarter (NE 1/4) of said Section Ten (Sec. 10), Township Seven North (T.7.N.), Range Three West (R.3.W.) of the Third Principal Meridian (3rd P.M.), said bronze cap being the Point of Beginning.

From said Point of Beginning, thence North 00(Degree)20'57" West, 409.10 feet along the West line of the said Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) to a point on the centerline of a public highway known as TR 405A; thence South 22(Degree)29'57" East, 194.61 feet along the centerline of said public highway; thence 86.09 feet along a curve to the right, concave to the Southwest having a radius of 238.73 feet and a central angle of 20(Degree)39'40"; thence 208.35 feet along a curve to the left, concave to the Northeast having a radius of 136.45 feet and a central angle of 87(Degree)29'20"; thence South 89(Degree)19'37" East, 482.77 feet along the centerline of a public highway known as TR 407 to an intersection with the South line of the said Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4): thence South 89(Degree)21'10" West, 707.84 feet along the South line of the said Southeast Quarter (SE 1/4) of the Northeast Quarter (NE 1/4) to the Point of Beginning, containing 0.81 acre, more or less, as shown on the plat recorded on Page 4 of Survey Book 2 in the Recorder's Office of the County of Montgomery, in the State of Illinois and considered a part hereof; AND

The South Half of the Southeast Quarter of the Northwest Quarter of Section Three (3) and the North Half of the Northeast Quarter of the Southwest Quarter of Section Three (3) all in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, excepting the coal from all of the above-described land; AND

The Northeast Quarter of the Southeast Quarter of Section Sixteen (16) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, excepting the coal from all of the above described land; AND

Twenty-five and one-half (25 1/2) rods square out of the Southwest corner of the Southwest Quarter of the Northeast Quarter of Section Twenty-two (22) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, excepting from said land the surface only of the following described parcel of land: Commencing at an iron pin which marks the center of said Section Twenty-two (22), which pin is 1328 feet East of the intersection of the center line of a public road running North and the center line of the public road running, East and West along the East and West one-half section line of said Section Twenty-two (22); from said iron pin measure Eastwardly 484 55/100 feet along the East-West one-half section line of said Section Twenty-two (22) to an iron pin; thence deflecting to the left 88 degrees 57 minutes measure 295 feet Northwardly to an iron pin marking the actual point of beginning for this excepted parcel; thence continuing Northwardly along the last described course, measure 138 feet to an iron pin; measure thence West 120 feet to an iron pin; thence measure Southwardly 124 feet to an iron pin which iron pin is 128 feet West of the actual point of beginning; measure thence Eastwardly 128 feet to the actual point of beginning, also excepting all coal underlying said land; AND

The Southeast Quarter of the Southwest Quarter of the Southeast Quarter of Section Sixteen (16) and the Southwest Quarter of the Southeast Quarter of the Southeast Quarter of Section Sixteen (16) and the East Half of the Northwest Quarter of the Northeast Quarter of Section Twenty-one (21), all in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, excepting all coal underlying said land with the right to mine and remove the same; AND

That part of the Southeast Quarter of the Southeast Quarter of Section Four (4) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, bounded and described as follows: Commencing at the Southeast corner of said Section Four (4); measure thence North along the East line of said Section, 330 feet; measure thence West 730 feet parallel with the South line of said Section Four
(4); measure thence Southeastwardly to a point in the South line of said Section Four (4) which point is 660 feet West of the Southeast corner of said Section Four (4) and measure thence East 660 feet to the point of beginning, also part of the North Half of the Northeast Quarter of the Northeast Quarter of Section Nine (9) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, bounded and described as follows: Beginning at the Northeast corner of said Section Nine (9) and measure Westwardly 660 feet along the North line of said Section Nine (9); measure thence Southwardly 260 feet parallel to the East line of said Section Nine (9); measure thence Westwardly 660 feet parallel to the North line of said Section Nine (9); thence Southwardly parallel to the East line of said Section Nine (9) to the South line of said North Half of the Northeast Quarter of the Northeast Quarter of said Section Nine (9), and measure thence Eastwardly along the South line of said Half Quarter Quarter Section to the center line of the Public Road; measure thence Northwardly and Eastwardly along and curving with the center line of the Public Road to the East line of said Section Nine (9); and measure thence Northwardly along the East line of said Section Nine (9) to the point of beginning.

Also, the Southeast Quarter of the Southwest Quarter of the Northeast Quarter of Section Four (4) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, and the Northeast Quarter of the Northwest Quarter of the Southeast Quarter of Section Four (4) in Township Seven (7) North, Range Three
(3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois.

Also, part of the Northwest Quarter of Section Four (4) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, bounded and described as follows:
Beginning at the Southeast corner of the West 7 1/2 acres, in the form of a rectangle, of the North Half of the North Half of the Southeast Quarter of the Northwest Quarter of Section Four (4) in Township Seven (7) North, Range Three
(3) West of the Third Principal Meridian; and measure thence Southeastwardly in a straight line to a point in the South line of the North Half of the Southeast Quarter of the Northwest Quarter of said Section Four (4) which point is 130 feet West of the Southeast corner of said North Half of the Southeast Quarter of the Northwest Quarter of said Section Four (4); measure thence East 130 feet to the Southeast corner of said North Half of the Southeast Quarter of the Northwest Quarter of said Section Four (4); and measure thence Northwardly 529 feet along the East line of the Northwest Quarter of said Section Four (4); measure thence Westwardly to the East line of said West 7 1/2 acres in the North Half of the North Half of the Southeast Quarter of the Southwest Quarter of said Section Four (4); and measure thence South to the point of beginning.

Except all coal from all of the above described land. All of the above land being situated in the County of Montgomery and State of Illinois; AND

The Northeast Quarter of the Southwest Quarter of Section Fifteen (15) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian excepting from said Quarter Quarter Section the East 500 feet of even width; the West Half of the Southeast Quarter of the Southwest Quarter of Section Fifteen
(15), Township

Seven (7) North, Range Three (3) West of the Third Principal Meridian; the Northeast Quarter of the Southwest Quarter of the Southwest Quarter of Section Fifteen (15), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian; the Northeast Quarter of the Southeast Quarter of the Southwest Quarter of the Southwest Quarter of Section Fifteen (15), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian; the Southeast Quarter of the Southeast Quarter of Section Fifteen (15), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian; the North 25 acres of even width of the Southwest Quarter of the Southeast Quarter of Section Fifteen (15), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian; the East Half of the Northwest Quarter of the Northwest Quarter of the Northeast Quarter of Section Twenty-two (22) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian; the North Half of the South Half of the Northwest Quarter of the Northeast Quarter of Section Twenty-two (22) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, excepting the coal from all of the above-described land; AND


A part of the North Half of the Northeast Quarter of Section Nine (9) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, bounded and described as follows: Beginning at the Southwest corner of the Northeast Quarter of the Northeast Quarter of said Section Nine (9), and measure thence Westwardly along the South line of said North Half of the Northeast Quarter of said Section Nine (9), 362 feet, more or less, to the West line of the South Half of the East Half of the East Half of the Northwest Quarter of the Northeast Quarter of said Section Nine (9), and measure thence Northwardly at right angles, 214 feet, measure thence Eastwardly at right angles, 275 feet, measure thence Southwardly at right angles, 114 feet, measure thence Eastwardly at right angles 90 feet, measure thence Northwardly at right angles, 200 feet, measure thence Eastwardly at right angles, 630 feet to the center line of the Public Road, measure thence Southwardly, and Westwardly curving with the center line of said Public Road along, the center line of said Public Road to the point of beginning, except all coal underlying the above-described real estate; AND

The Southwest Quarter of the Southeast Quarter of the Northeast Quarter of Section Fourteen (14) and the West Half of the Northeast Quarter of the Southeast Quarter of Section Fourteen (14), all in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois; AND

The South Half of the Northeast Quarter of the Northeast Quarter of Section Fifteen (15); the Northeast Quarter of the Southeast Quarter of Section Fifteen
(15); the West Half of Section Fourteen (14); that part of the Southeast Quarter of the Southeast Quarter of Section Fourteen (14) lying West of the center line of the Public Road running through the West part of said Quarter Quarter Section, excepting the South 198 feet of the East Half of said Quarter Quarter Section; the West Half of the Northwest Quarter of Section Twenty-three (23); the Northeast Quarter of the Northwest Quarter of Section Twenty-three (23); the Northwest Quarter of the Northeast Quarter of Section Twenty-three (23); the
Northwest Quarter of the Northeast Quarter of the Northeast Quarter of Section Twenty-three (23), and the West Half of the East Half of Section Fourteen (14), all in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, in the County of Montgomery and State of Illinois, excepting the two following described tracts:

     (1) Commencing at the Southeast corner of the North 15 acres of the Southwest Quarter of the Northeast Quarter of Section Fourteen (14), thence West along the South line of said 15 acre tract, 315 feet; thence North 563 feet parallel with the East line of said Northeast Quarter; thence East 165 feet; thence North 320 feet parallel with the East line of said Northeast Quarter; thence West 460 feet; thence North 320 feet; thence East 610 feet to the East line of said Northeast Quarter; and thence South 1203 feet to the point of beginning, containing 9.51 acres, more or less; AND

     (2) Commencing at the Northeast corner of the South 25 acres of the Southwest Quarter of the Northeast Quarter of said Section Fourteen (14) measure South 730 feet; thence deflecting to the right at an angle of 90 degrees, measure 100 feet West; thence in a Northwesterly direction 750 feet more or less to a point on the North line of said South 25 acres of the Southwest Quarter of the Northeast Quarter of said Section Fourteen
     (14) to a point, which point is 260 feet West of the point of beginning: thence East 260 feet to the point of beginning; AND

Excepting and reserving from all the real estate above described, the following described tract:

That part of the West  five-eighths  of Section  Fourteen (14) in Township Seven
(7) North, Range Three (3) West of the Third Principal Meridian, described as follows: Commencing at a steel stake located at a point 190 feet, more or less East of the Northwest corner of the Northeast Quarter of said Section 14, which said point is also 2831.53 feet, more or less, east of the Northwest corner of said Section 14; thence South 621 feet; thence West by deflection 90 degrees 880 feet; thence South by deflection 90 degrees 479 feet; thence East by deflection 90 degrees 374 feet; thence South by deflection 90 degrees 592 feet; thence West by deflection 90 degrees 834 feet; thence South by deflection 90 degrees 618 feet; thence East by deflection 90 degrees 1510 feet; thence South by deflection 90 degrees 458 feet; thence West by deflection 90 degrees 200 feet; thence South by deflection 90 degrees 300.79 feet; thence East by deflection 90 degrees 260 feet; thence South by deflection 90 degrees 1345.21 feet; thence West by deflection 90 degrees 370 feet; thence North by deflection 90 degrees 648 feet; thence West by deflection 90 degrees 245 feet; thence North by deflection 90 degrees 709 feet; thence West by deflection 90 degrees 905 feet; thence South by deflection 90 degrees 1033 feet; thence East by deflection 90 degrees 128 feet; thence South by deflection 90 degrees 540 feet; thence East by deflection 90 degrees 334.45 feet; thence South by deflection 90 degrees 69.63 feet; thence West by deflection 90 degrees 94.45 feet; thence South by deflection 90 degrees
621.66 feet,  more or less, to the South  Section line of said Section  Fourteen
(14); thence West by deflection 90 degrees 138 feet; thence North by deflection 90 degrees 171.59 feet; thence West by deflection 90 degrees 235.07 feet; thence North by deflection 90 degrees 467 feet; thence West by deflection 90 degrees 200 feet; thence North by deflection 90 degrees 239 feet; thence West by deflection 90 degrees 357 feet; thence North by deflection 90 degrees 1130.52 feet; thence West by deflection 90 degrees 569 feet; thence North by deflection 90 degrees 655.07 feet; thence West by deflection 90 degrees 368.58 feet, more or less to the West line of said Section Fourteen (14); thence Northerly, along the West line of said Section Fourteen (14) 910 feet, along a line which forms an angle to the right of 89 degrees, 36 minutes 40 seconds from the last described line extended; thence Eastwardly 383 feet along a line which forms an angle to the right of 90 degrees 23 minutes 20 seconds from the last described line extended, to a point which is 1759.83 feet South of the North line of said Section Fourteen (14); thence North by deflection 90 degrees 1759.83 feet, more or less, to a point 420 feet, more or less, East of the Northwest corner of said Section Fourteen (14); thence Easterly by deflection to the right of 90 degrees 14 minutes from the last described line extended 2411.53 feet, containing 186.7 acres, more or less, to the point of beginning, reference being had to a plat made by Walter J. Miller, Illinois Land Surveyor No. 1656, under date of September 11, 1963; AND

Part of the Northeast Quarter of the Northeast Quarter of Section Nine (9), in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, bounded and described as follows: Beginning at a stone marking the Southeast corner of the Northeast Quarter of the Northeast Quarter of Section Nine (9); thence Northerly along the Easterly line of said Northeast Quarter of the Northeast Quarter of Section Nine (9), 419.98 feet to a point at the Easterly end of a new Southerly boundary of a 100 foot wide railroad right of way centered on existing center line of right of way; thence Southwesterly by deflection to left 124 degrees 34 minutes, parallel to said right of way center line, 747.75 feet to the Southerly line of said Northeast Quarter of the Northeast Quarter of said Section Nine (9); thence Easterly by deflection to left 145 degrees 50 minutes, 615.74 feet along said Southerly line of said Northeast Quarter of the Northeast Quarter of said Section Nine (9) to the place of beginning, containing two and nine hundred seventy-two one-thousandths (2.972) acres, be the same more or less.

Also,  part of the Northeast  Quarter of the Northeast  Quarter of Section -Nine
(9) and part of the Northwest  Quarter of the  Northwest  Quarter of Section Ten
(10), all in Township Seven (7) North, Range Three (3) West of the Third Principal Merldian, situated in the County of Montgomery and State of Illinois, bounded and described as follows: Beginning at that point in the Easterly line of the Northeast Quarter of said Section Nine (9) which is distant 541.42 feet Northerly from a stone marking the Southeast corner of the Northeast Quarter of the Northeast Quarter of said Section Nine (9) as measured along said Easterly line of the Northeast Quarter of Section Nine (9), said point of beginning is also a point at the Easterly end of a new Northerly boundary of a 100 foot wide railroad right of way centered on existing center line of right of way; thence Southwesterly by deflection to the left from a Northerly course on said East line of said Section Nine (9) 124 degrees 34 minutes, parallel to said right of way center line, 773.89 feet to a point in the center of a Public Highway; thence Northerly by deflection to the right 117 degrees 27 1/2 minutes, along the center line of Public Highway, 741.79 feet; thence Easterly by deflection to the right 85 degrees 13 minutes along the center line of Public Highway, 745.05 feet to the Westerly line of Section Ten (10) and the center line of a Public Highway; thence Northerly by deflection to the left 78 degrees 5 minutes, along said West line of said Section Ten (10), 326.76 feet to the Northwest corner of said Section Ten (10); thence Easterly by deflection to the right 89 degrees 39 1/2 minutes and along the North line of said Section Ten (10), 965.57 feet to a point at the Easterly end of a new Northerly boundary of a 300 foot wide railroad right of way; thence Southwesterly by deflection to the right 145 degrees 46 1/2 minutes and parallel to existing Southerly line of right of way, 1172.54 feet to a point in the East line of said Section Nine (9) and the West line of said Section Ten (10); thence Southerly by deflection to the left 55 degrees 26 minutes and along said East line of said Section Nine (9) 121.44 feet to the place of beginning, containing 17 acres, be the same more or less.

Also,  part of the Southeast  Quarter of the Southwest  Quarter of Section Three
(3), in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, bounded and described as follows: Beginning at a stone marking the Northwest corner of the Southwest Quarter of the Southeast Quarter of the Southwest Quarter of said Section Three (3); thence Southerly along the West line of the Southeast Quarter of the Southwest Quarter of said Section Three (3), 461.97 feet to the Northeast corner of a parcel of land, designated as Parcel No. 2 conveyed to The New York, Chicago and St. Louis Railroad Company by Warranty Deed executed by Charles E. Jurgena, et ux. dated April 15, 1929 and recorded in Book 159, page 194 of Montgomery County Deed Records; thence Northeasterly along a straight line, being 725.23 feet in length, to the Southwest corner of a parcel of land designated as Parcel No. 1 conveyed to The New York, Chicago and St. Louis Railroad Company by Warranty Deed executed by Charles E. Jurgena, et ux. dated April 15, 1929 and recorded in Book 159, page 194 of Montgomery County Deed Records; thence Westerly 565.25 feet along the North line of the Southwest Quarter of the Southeast Quarter of the Southwest

Quarter of said Section Three (3) to the place of beginning, containing three and no one-hundredths (3.00) acres, be the same more or less.

Also, part of the Southeast Quarter of Section Three (3), in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, bounded and described as follows:
Commencing at a stone marking the Southwest corner of the North Half of the Southwest Quarter of the Southeast Quarter of said Section Three (3); thence Northerly along the West line of the Southeast Quarter of said Section Three
(3), a distance of 744.02 feet to the place of beginning; thence Northeasterly by deflection to the right of 45 degrees 51 minutes, a distance of 1759.46 feet, more or less, to the North line of the Southeast Quarter of said Section Three
(3); thence Westerly along the North line of the Southeast Quarter of said Section Three (3), a distance of 1263.2 feet, more or less, to the West line of the Southeast Quarter of said Section Three (3); thence Southerly along the West line of the Southeast Quarter of said Section Three (3), a distance of 1224.79 feet, more or less, to the place of beginning, containing seventeen and seventy-five one-hundredths (17.75) acres, be the same more or less.

 Also, an easement to overflow, flood and inundate to a height of 590 feet above mean sea level at normal stage and a maximum height of 593.23 feet above mean sea level at a flood stage, the following described land in Section Three (3) and Section Ten (10), in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, bounded and described as follows: Commencing at a stone marking the Southeast corner of the Northeast Quarter of the Northeast Quarter of Section Nine (9) of said Township and Range; thence Northerly along the East line of said Northeast Quarter of the Northeast Quarter of said Section Nine (9), which line is also the West line of Section Ten (10), 298.54 feet to a point in the Southerly line of The New York, Chicago and St. Louis Railroad Company's right of way; thence Easterly by a deflection to the right of 55 degrees 26 minutes along said Southerly right of way line, 460 feet to the point of beginning; thence Northerly, by deflection to the left 90 degrees 108 feet; thence
 Easterly by a deflection to the right of 90 degrees, 1272.28 feet; thence Southerly at right angles to the last described course, 74.54 feet to a point in said Southerly right of way line; thence Westerly by deflection to the right of 73 degrees 48 1/2 minutes and along said Southerly right of way line, 120 feet to an angle in said Southerly right of way line; thence continuing Westerly along said Southerly right of way line by deflection to the right of 16 degrees 11 1/2 minutes 1157.04 feet, more or less, to the point of beginning; subject to the terms, conditions and covenants of an indenture dated July 16, 1963, executed by The New York, Chicago and St. Louis Railroad Company and Central Illinois Public Service Company and recorded in the office of the Recorder of Deeds, in Montgomery County, Illinois in Book 246 page 257.

Also, an easement to overflow, flood and inundate to a height of 590 feet above mean sea level at normal stage and a maximum height of 593.23 feet above mean sea level at a flood stage, the following described land in Section Three (3) and Section Ten (10), in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, bounded and described as follows: Commencing at a stone marking the Southeast corner of the Northeast Quarter of the Northeast Quarter of said Section Nine (9); thence Northerly along the East line of said Northeast Quarter of the Northeast Quarter of said Section Nine (9), which line is also the West line of said Section Ten (10), 662.86 feet to a point in the newly established Northerly right of way line of The New York, Chicago and St. Louis Railroad Company, which point is distant Northerly 300 feet, measured at right angles, from said Southerly right of way line of The New York, Chicago and St. Louis Railroad Company; thence Northeasterly parallel to and 300 feet distant Northerly, measured at right angles, from said Southerly right of way line, 110 feet to the actual point of beginning; thence continuing Northeasterly parallel to and 300 feet distant Northerly, measured at right angles, from said Southerly right of way line, 1062.54 feet to a point in the North line of said Section Ten (16); thence Easterly by deflection to the right 34 degrees 13 1/2 minutes along said North line of Section Ten (10) and along said new Northerly right of way line, 71 feet to angle in said new Northerly right of way line; thence Northeasterly by deflection to the left 34 degrees 13 1/2 minutes along said new Northerly right of way line, 200 feet thence Southeasterly at right angles to the last described course, 60 feet;
thence Southwesterly by a deflection to the right of 88 degrees 18 minutes 27 seconds 239.35 feet to a point which is 107 feet distant Southerly, measured normally, from said new Northerly right of way line of a 300 foot right of way, extended Easterly; thence continuing Southwesterly by a deflection to the right of 1 degree 41 minutes 33 seconds and parallel to said new northerly right of way line 975 feet; thence Northwesterly by deflection to the right 45 degrees
151.32 feet, more or less, to the point of beginning; subject to the terms, conditions and covenants of an indenture dated July 16, 1963, executed by The New York, Chicago and St. Louis Railroad Company and Central Illinois Public Service Company and recorded in the office of the Recorder of Deeds in Montgomery County, Illinois in Book 246, page 257; AND

Tract One: The North 655 feet, of even width, of the East 300 feet, of even width, of the Northwest Quarter of the Southeast Quarter of Section Nine (9) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, excepting all coal, situated in the County of Montgomery and State of Illinois.

Tract Two: That part of the Northeast Quarter of the Southeast Quarter of Section Nine (9) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, bounded and described as follows: Commencing at the Northeast corner of said Quarter Quarter Section and measure thence Westwardly along the Northerly line of said Quarter Quarter Section, 817 feet; measure thence Southwardly in a straight line to a point which point is 657 feet South of the Northerly line of said Quarter Quarter Section and 840.5 feet West of the Easterly line of said Quarter Quarter Section; measure thence Eastwardly in a straight line to a point in the East line of said Quarter Quarter Section which point is 650 feet South of the Northeast corner of said Quarter Quarter Section and measure thence Northwardly along the Easterly line of said Quarter Quarter
Section 650 feet to the point of beginning, excepting all coal underlying said land, situated in the County of Montgomery and State of Illinois.


Tract Three: That part of the Southeast Quarter of the Northeast Quarter of Section Nine (9) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, bounded and described as follows: Beginning at the Northeast corner of said Quarter Quarter Section; measure thence Westwardly along the Northerly line of said Quarter Quarter Section, 632.3 feet; measure thence Southwestwardly along the Southerly line of the New York, Chicago and St. Louis Railroad Company, 25.2 feet; thence Southwardly parallel to the Easterly line of said Quarter Quarter Section, 258 feet; thence deflecting to the left 69 degrees 45 minutes, measure Southeastwardly 205.5 feet; measure thence Southwardly parallel with the East line of said Quarter Quarter Section, 240 feet; measure thence Eastwardly, parallel with the Northerly line of said Quarter Quarter Section, 461 feet and measure thence Northwardly along the Easterly line of said Quarter Quarter Section, 562.5 feet to the point of beginning; excepting the coal underlying said land, situated in the County of Montgomery and State of Illinois; AND

The West 4 acres, of even width, of the Southwest Quarter of the Southeast Quarter of Section Ten (10), and the Southeast Quarter of the Southwest Quarter of Section Ten (10), excepting from said Quarter Quarter Section the Traylor Cemetery, and the Southwest Quarter of the Southwest Quarter of Section Ten
(10), excepting from said Quarter Quarter Section a parcel of land described as follows: Beginning at the Southwest corner of said Quarter Quarter Section, and measure thence Eastwardly 1060 feet along the South line of said Quarter Quarter Section, measure thence Northwardly at right angles, 330 feet, measure thence Westwardly at right angles, 460 feet, measure thence Northwardly at right angles, 180 feet, measure thence Westwardly at right angles, 300 feet, measure thence Northwardly at right angles, 360 feet, measure thence Westwardly at right angles, 300 feet to the Westerly line of said Quarter Quarter Section, and measure thence Southwardly 880 feet along the Westerly line of said Quarter Quarter Section to the point of beginning, and a part of the Southeast Quarter of the Southeast Quarter of Section Nine (9), bounded and described as follows:
Commencing at the Northwest corner of said Quarter Quarter Section, and measure thence Southwardly along the Westerly line of said Quarter Quarter Section 660 feet, measure thence Northeastwardly in a straight line to a point which point is 481 feet East of the West line of said Quarter Quarter Section and 420 feet South of the Northerly line of said Quarter Quarter Section, measure thence Northwardly 420 feet parallel to the Westerly line of said Quarter Quarter Section, measure thence Westwardly 481 feet along the Northerly line of said Quarter Quarter Section to the point of beginning; all of the above described real estate being situated in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, in Montgomery County, Illinois; excepting the coal underlying all of the above described land; AND

The South Half of the South Half of the Northwest Quarter of the Northeast Quarter of Section Twenty-two (22), and the Southwest Quarter of the Northeast Quarter of Section Twenty-two (22), excepting from said Quarter Quarter Section a tract of land 25 1/2 rods square out of the Southwest corner thereof, and further excepting from said Quarter Quarter Section the Southeast Quarter of the Southwest Quarter of the Northeast Quarter of said Section Twenty-two (22) all in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, further excepting all coal underlying all of the above described premises, situated in the County of Montgomery and State of Illinois; AND

The South 78O feet, of even width, of the East Half of the North three-fourths of the West Half of the Northeast Quarter of Section Four (4), and the South 540 feet, of even width, of the Northwest Quarter of the Southwest Quarter of the Northeast Quarter of Section Four (4) all in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, excepting the coal from all of the above described land; AND

The Northwest Quarter of the Southwest Quarter of Section Fifteen (15) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except the coal underlying said land, situated in the County of Montgomery and State of Illinois; AND

The Northwest Quarter of the Southwest Quarter of Section Three (3); the Southwest Quarter of the Northwest Quarter of Section Three (3); and the West Half of the Northwest Quarter of the Northwest Quarter of Section Three (3), excepting from the last described Half Quarter Quarter Section, the following described tract: Commencing at the Northwest corner of said Section Three (3), and measure Southwardly along the West line of Section Three (3) 239 feet; measure thence Eastwardly parallel with the North line of said Section Three (3) 540 feet; measure thence Northwardly parallel with the Western line of said Section Three (3) 239 feet; and measure thence Westwardly along the North line of said Section Three (3) 540 feet to the point of beginning. All of said land being in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois; AND

The Southwest Quarter of the Northwest Quarter of Section Fifteen (15); part of the Southeast Quarter of the Northeast Quarter of Section Sixteen (16), bounded and described as follows: Beginning at the Northeast corner of said Quarter Quarter Section, and measure thence South 660 feet along the East line of said Quarter Quarter Section; thence West 800 feet parallel with the North line of said Quarter Quarter Section; thence North 660 feet parallel with the East line of said Quarter Quarter Section; thence East 800 feet along the North line of said Quarter Quarter Section to the point of beginning; the South Half of the Southwest Quarter of the Southwest Quarter of the Northeast Quarter of Section Sixteen (16); a part of the Northwest Quarter of the Southeast Quarter of Section Sixteen (16), bounded and described as follows: Beginning at the center of said Section Sixteen (16), and measure thence South 8 rods along the Westerly line of said Quarter Quarter Section; measure thence Eastwardly 15 rods parallel with the Northerly line of said Quarter Quarter Section; thence South 1 rod; thence East 65 rods parallel with the Northerly line of said Quarter Quarter
Section; thence North 9 rods along the Easterly line of said Quarter Quarter Section to the Northeast corner of said Quarter Quarter Section; thence West 80 rods along the North line of said Quarter Quarter Section to the point of beginning, all in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except the coal underlying said real estate with the right to mine and remove the same; AND

The Southwest Quarter of the Southwest Quarter of Section Three (3) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except that part of said Quarter Quarter Section conveyed to the New York, Chicago and St. Louis Railroad Company by deed dated April 15, 1929, recorded in Deed Record 159 at Page 194, situated in the County of Montgomery and State of Illinois;

Also, that part of the Southeast Quarter of the Southwest Quarter of Section Three (3) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian which lies Northwest of the right of way of the New York, Chicago and St. Louis Railroad Company and Northwest of that part of said Southeast Quarter of the Southwest Quarter of said Section Three (3) conveyed to the New York, Chicago and St. Louis Railroad Company by Deed dated April 15, 1929, recorded in Book 159 of Deeds at Page 194; excepting, however, from said part of the Southeast Quarter of the Southwest Quarter of said Section Three
(3), the tract of land conveyed by Jacob Frick and wife to the New York, Chicago and St. Louis Railroad Company by Deed dated April 13, 1929, recorded in Deed Record 159 at page 196, situated in the County of Montgomery and State of Illinois; AND

Also, the Southwest Quarter of the Northeast Quarter of the Southwest Quarter of Section Three (3), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois;

Excepting, from all of the above described land, all coal underlying said land; AND

The East Half of the Northwest Quarter of the Northwest Quarter of Section Three
(3) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian; also the South Half of the Southwest Quarter of Section Thirty-four
(34) in Township Eight (8) North, Range Three (3) West of the Third Principal Meridian, excepting the East 990 feet, of even width, of the South 330 feet, of even width, of said Half Quarter Section, situated in the County of Montgomery and State of Illinois; AND

The South Half of the West Half of the Northwest Quarter of the Northeast Quarter and the Southeast Quarter of the Northeast Quarter of the Northwest Quarter all in Section Ten (10), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except all coal underlying said land, situated in the County of Montgomery and State of Illinois; AND

The East Half of the Southeast Quarter of the Southeast Quarter of Section Sixteen (16) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, and the Northwest Quarter of the Southeast Quarter of the Southeast Quarter of said Section Sixteen (16), and also the Northwest Quarter of the Southeast Quarter of said Section Sixteen (16), except the following three tracts:

          1. A strip of land of uniform width of 9 rods off of the North Side of said Northwest Quarter of the Southeast Quarter of said Section Sixteen (16);



          2. A tract of land beginning 9 rods South of the Northwest corner of said Northwest Quarter of the Southeast Quarter of said Section Sixteen (16) and running thence South Sixteen (16) rods; thence East 15 rods; thence North 16 rods; thence West 15 rods to the point of beginning; and



          3. A tract of land beginning at the Southwest corner of the Northwest Quarter of the Southeast Quarter of said Section Sixteen (16); running thence East 1325 feet: thence -North 460 feet, thence West 1091 feet; thence North 472 feet; thence West 234 feet; thence South to the point of beginning, containing approximately 16.52 acres.


Also, the Northwest Quarter of the Southwest Quarter of the Southwest Quarter of Section Fifteen (15) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, except all coal underlying all of the above described real estate; AND

The South 30 acres, of even width, of the East Half of the Northeast Quarter of Section Four (4) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, except all coal underlying said land; AND

The South Half of the Northeast Quarter of the Northeast Quarter of Section Nine
(9), and the South Half of the East Half of the East, Half of the Northwest Quarter of the Northeast Quarter of Section Nine (9) all in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, excepting from all of the above described land the following four parcels of real estate: (1.) The right of way granted The Toledo, Cincinnati and St. Louis Railroad Company by Warranty Deed from Leander Crihfield, filed December 27, 1882 in Deed Record 44, page 313; (2.) The land conveyed by H. L. Sharp and Hattie B. Sharp to the New York, Chicago and St. Louis Railroad Company by Warranty Deed recorded April 29, 1929 in Deed Record 159, page 192; (3.) A part of the North Half of the Northeast Quarter of said Section Nine (9) in Township Seven (7) North, Range Three (3) West, bounded and described as follows: Beginning at the Southwest corner of the Northeast Quarter of the Northeast Quarter of said Section Nine
(9), measure thence Westwardly along the South line of the North Half of the Northeast Quarter of said Section Nine (9), 362 feet, more or less, to the West line of the South Half of the East Half of the East Half of the Northwest Quarter of the Northeast Quarter of said Section Nine (9), measure thence Northwardly at right angles, 214 feet, measure thence Eastwardly at right angles, 275 feet, measure thence Southwardly at right angles, 114 feet, measure thence Eastwardly at right angles, 90 feet, measure thence Northwardly at right angles, 200 feet, measure thence Eastwardly at right angles, 630 feet to the center line of the Public Road, measure thence Southwardly and Westwardly curving with the center line of said Public Road along said center line of Public Road to the point of beginning; and (4.) All coal underlying the above described land. All of the above described land is situated in the County of Montgomery and State of Illinois; AND

That part of the South Twenty-four (24) rods of the Northeast Quarter of the Southeast Quarter of Section Twenty-three (23) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian which lies Southeasterly of the Westerly side of the East Fork of Shoal Creek, excepting all coal below the depth of 125 feet. All of the above real estate being situated in the County of Montgomery and State of Illinois; AND

The Southeast Quarter of the Southwest Quarter of Section Eleven (11) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian.

And also, the Southwest  Quarter of the Southeast Quarter of said Section Eleven
(11), excepting the following two tracts:

     1. The North 660 feet of the East 995 feet of said last described Quarter Quarter Section, and



     2. The West 397 feet of the East 665 feet of the South 649 feet of said last described Quarter Quarter Section situated in the County of Montgomery and State of Illinois, excepting all coal underlying the above described premises and the right to mine and remove the same; AND


The Northeast Quarter of the Northwest Quarter of Section Four (4) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, excepting the North 1075 feet, of even width, of said Quarter Quarter Section; and the West 7 1/2 acres, in the form of a rectangle, of the North Half of the North Half of the Southeast Quarter of the Northwest Quarter of Section Four (4) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except all coal underlying all of the above described land, situated in the County of Montgomery and State of Illinois; AND

All that part of the Northwest  Quarter of the Northwest  Quarter of Section Ten
(10), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian which lies South of the existing right of way and tracts of land deeded to and owned by the New York Central and St. Louis Railroad Company; the Southwest Quarter of the Northwest Quarter; the North Half of the Northeast Quarter of the Northwest Quarter; the Southwest Quarter of the Northeast Quarter of the Northwest Quarter; the Northwest Quarter of the Southeast Quarter of the Northwest Quarter; the South Half of the Southeast Quarter of the Northwest Quarter; the Northwest Quarter of the Northwest Quarter of the Northeast Quarter, all in Section Ten (10), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian.

Also, that part of the Southeast Quarter of the Southwest Quarter of Section Three (3), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian which lies South and East of the existing right of way of the New York Central and St. Louis Railroad Company; the Southwest Quarter
of the Southwest Quarter of the Southeast Quarter of Section Three (3) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, excepting, however, from said Southeast Quarter of the Southwest Quarter of said Section Three (3) and said Southwest Quarter of the Southwest Quarter of the Southeast Quarter of said Section Three (3), the following described tract:
Beginning at the Northeast corner of the Southwest Quarter of the Southwest Quarter of the Southeast Quarter of said Section Three (3); measure thence Southwardly along the East line of said Quarter Quarter Quarter Section, 169.17 feet; measure thence Westwardly 690 feet parallel with the Southerly line of said Section Three (3); measure thence Northwardly 634.2 feet parallel with the North-South Half Section line of said Section Three (3) to a point in the Southerly line of the public road; measure thence Easterly along and curving with the Southerly line of said public road 30 feet to the intersection of said Southerly line of the public road with said North-South Half Section line of said Section Three (3); and measure thence Southwardly along said North-South Half Section line to the Northwest corner of said Southwest Quarter of the Southwest Quarter of the Southeast Quarter of said Section Three (3); and measure thence Eastwardly along the Northerly line of said Southwest Quarter of the Southwest Quarter of the Southeast Quarter of said Section Three (3), 660 feet to the point of beginning, situated in the County of Montgomery and State of Illinois; excepting coal underlying all of the above described land; AND

The Southeast Quarter of the Southwest Quarter of the Southeast Quarter of Section Three (3), and the East Half of the Northwest Quarter of the Northeast Quarter of Section Ten (10), all in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except the coal underlying said premises, situated in the County of Montgomery and State of Illinois; AND

The Northwest Quarter of the Southeast Quarter of Section Fifteen (15) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, excepting all coal underlying said land, situated the County of Montgomery and State of Illinois; AND

Part of the West Half of the Southeast Quarter of the Northeast Quarter of Section Twenty-two (22) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, described as follows: Beginning, at the Northeast corner of said Half Quarter Quarter Section; thence Westwardly 700 feet along the Northerly line of said Half Quarter Quarter Section; thence Southwardly 335 feet parallel with the Easterly line of said Half Quarter Quarter Section; thence Eastwardly 440 feet parallel with the North line of said Half Quarter Quarter Section; thence Southwardly 335 feet parallel with the Easterly line of said Half Quarter Quarter Section; thence Eastwardly 242 feet parallel With the Northerly line of said Half Quarter Quarter Section; thence Northwardly 670 feet along the Easterly line of said Half Quarter Quarter Section to the point of beginning, excepting the coal underlying said tract with the right to mine and remove the same, situated in the County of Montgomery and State of Illinois; AND

The Northwest Quarter of the Northwest Quarter of the Northeast Quarter of the Northeast Quarter of Section Twenty-one (21) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois; AND

The North Half of the Southeast Quarter of the Northwest Quarter of Section Twenty-two (22) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, except all coal underlying said land with the right to remove the same; AND

The Northeast Quarter of the Southwest Quarter of Section Eleven (11) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except the coal underlying said land, situated in the County of Montgomery and State of Illinois; AND

The Southeast Quarter of the Southeast Quarter of Section Ten (10); the Southwest Quarter of the Southwest Quarter of Section Eleven (11); and the North Half of the Northeast Quarter of the Northeast Quarter of Section Fifteen (15), all in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except the coal underlying the premises, situated in the County of Montgomery and State of Illinois; AND

The East Half of the Northwest Quarter of Section Fifteen (15) in Township Seven
(7) North, Range Three (3) West of the Third Principal Meridian, except all coal underlying said premises, situated in the County of Montgomery and State of Illinois; AND

The South 32 acres, of even width, of the Northeast Quarter of the Northwest Quarter of Section Three (3) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except all coal underlying the said premises, situated in the County of Montgomery and State of Illinois, except: Beginning at the Southeast Corner of said Quarter Quarter Section, thence South 89(degree)50'51" West 100.00 feet along the South line of said Quarter Section; thence North 0(degree)58'14" East 250.00 feet; thence North 89(degree)50'51" East 100.00 feet to the East line of said Quarter Section; thence South 0(degree)58'14" West 250.00 feet along the East line of said Quarter Section to the point of beginning; said description being taken from that survey made on the 17th day of January, 1984, by Robert E. French and recorded January 20, 1984, as Document No. 285361 in the Office of Recorder of Deeds, Montgomery
County,  Illinois,  in Book Two of Surveys,  at Page Two, said tract  containing
0.57 acres; AND

That part of the Northwest  Quarter of the Northwest  Quarter of Section Fifteen
(15) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, bounded and described as follows: Beginning at the Northeast corner of said Quarter Quarter Section and measure thence Westwardly 264 feet along the Northerly line of said Quarter Quarter Section; thence Southwardly 664 feet parallel to the Easterly line of said Quarter Quarter Section; thence Westwardly 392 feet parallel with the Northerly line of said Quarter Quarter Section; thence Northwestwardly in a straight line 256 feet to a point, which point is 645 feet East of the West line of said Quarter Quarter Section; thence Westwardly 605 feet parallel with the Northerly line of said Quarter Quarter Section; thence Southwardly 417 feet parallel with the Westerly line of said Quarter Quarter Section; thence Southeastwardly in a straight line to a point in the Southerly line of said Quarter Quarter Section which point is 990 feet East of the Southwest corner of said Quarter Quarter Section; thence Eastwardly along the Southerly line of said Quarter Quarter Section to the Southeast corner of said Quarter Quarter Section; thence Northwardly along the Easterly line of said Quarter Quarter Section to the point of beginning, except the coal underlying said premises, situated in the County of Montgomery and State of Illinois; AND

All coal below the depth of 125 feet under the surface of the following described tracts of land:

     The Northeast Quarter of the Southwest Quarter of the Southeast Quarter of Section Ten (10);

     The Northwest Quarter of the Southeast Quarter of the Southeast Quarter of Section Ten (10);

     The West Half of the Northeast Quarter of the Southeast Quarter of the Southeast Quarter of Section Ten (10);

     The North Half of the Southeast Quarter of the Southwest Quarter of the Southeast Quarter of Section Ten (10)

     The North Half of the Southwest Quarter of the Southeast Quarter of the Southeast Quarter of Section Ten (10); and

     The Northwest Quarter of the Southeast Quarter of the Southeast Quarter of the Southeast Quarter of Section Ten (10);

     Together with the right to mine and remove the same, and the right to mine and remove so much and so much only of other minerals as it may be desirable or necessary to mine and remove in order to properly mine and remove such coal, and the right to conduct mining operations under said tracts of land therefor, and the right to use all rooms, entries and mining ways under said tracts of land as and for mining ways, to and from other beds of coal in other lands.

     All in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois; AND

The Northeast Quarter of the Southeast Quarter of the Northwest Quarter and the West Half of the West Half of the Southwest Quarter of the Northeast Quarter, all in Section Ten (10), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except the coal underlying the premises, situated in the County of Montgomery and State of Illinois; AND

The Southeast Quarter of the Northeast Quarter; South Half of the Northwest Quarter of the Northeast Quarter; the South Half of the North Half of the Northwest Quarter of the Northeast Quarter; the North Half of the Southwest Quarter of the Northeast Quarter; and the East Half of the East Half of the South Half of the Southwest Quarter of the Northeast Quarter; all being in Section Fifteen (15), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the County of Montgomery and State of Illinois, excepting all coal underlying said premises with the right to mine and remove the same; AND

All coal underlying the surface of the following described tracts of land situated in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, in the County of Montgomery and State of Illinois:

     The West Half of the Southeast Quarter of the Northeast Quarter of Section Twenty-three (23);

     The East Half of the Southwest Quarter of the Northeast Quarter of Section Twenty-three (23)

     The South Half of the West Half of the Southwest Quarter of the Northeast Quarter of Section Twenty-three (23); and

     The North Half of the Northwest Quarter of the Southeast Quarter of Section Twenty-three (23).

      Together with the right to mine and remove the said coal and the right to mine and remove so much and so much only of other minerals as it may be desirable or necessary to mine or remove in order to properly mine and remove such coal and the right to conduct mining operations under said tracts of land therefor and the right to use all rooms, entries and mining ways under said tracts of land as and for mining ways to and from other coal now owned or hereafter acquired by the said grantee, its successors and assigns in ownership; AND

The Southeast Quarter of the Southeast Quarter of the Northwest Quarter of Section Eleven (11) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian situated in the County of Montgomery and State of Illinois, except all coal below 125 feet and the right to mine and remove the same; AND

The Southwest Quarter of the Northeast Quarter and the Southeast Quarter of the Northwest Quarter of Section Twenty-three (23), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian situated in the County of Montgomery and State of Illinois, excepting coal and the right to mine and remove the same; AND

The West 15 acres of the South Half of the Southwest Quarter of the Northeast Quarter of Section Fifteen (15), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian situated in the County of Montgomery and State of Illinois, except all coal below 125 feet with the right to mine and remove the same; AND

The Northeast Quarter of the Southeast Quarter; the North Half of the Southwest Quarter; the Northwest Quarter of the Southeast Quarter; the North Half of the Southwest Quarter of the Southeast Quarter, excepting the West 2 acres thereof, and the South Half of the Southwest Quarter of the Southeast Quarter, excepting 2 acres off of and across the West end thereof, all in Section Ten (10); also, the North Half of the North Half of the Northwest Quarter of the Northeast Quarter of Section Fifteen (15), all in Township Seven (7) North, Range Three
(3) West of the Third Principal Meridian, except the coal underlying all of the premises, situated in the County of Montgomery and State of Illinois; AND

The Northwest Quarter of the Southeast Quarter; the West Half of the West Half of the Northeast Quarter of the Southeast Quarter; the West 30 acres of the Southeast Quarter of the Northeast Quarter; 20 acres in a square form in the Northeast corner of the Northeast Quarter of the Southeast Quarter; and the Southwest Quarter of the Northeast Quarter of the Northeast Quarter; all in
Section 23, Township 7 North, Range 3 West of the Third Principal Meridian, in Montgomery County, Illinois, containing 110 acres, more or less except 20 acres described as follows:

      From the Northwest corner of the Southwest Quarter of the Northeast Quarter of the Northeast Quarter of said Section 23, go Easterly 613.59 feet, along the North line of the Southwest Quarter of the Northeast Quarter of the Northeast Quarter of said Section 23, for a point of beginning; thence Southwesterly a distance of 347.85 feet along a line which makes an angle to the right of 119(Degree) 17' from the last described line extended; thence Southwesterly a distance of 365.84 feet along a line which makes an angle to the right of 0(Degree) 50' 20" from the last described line extended; thence Southwesterly a distance of
      195.28 feet along a line which makes an angle to the right of 10(Degree) 15' 50" from the last described line extended; thence Southwesterly a distance of 147.23 feet along a line which makes an angle to the left of 19(Degree) 39' 30" from the last described line extended; thence Southwesterly a distance of 176.32 feet along a line which makes an angle to the left of 8(Degree) 56' 30" from the last described line extended; thence Southeasterly a distance of 93.85 feet along a line which makes an angle to the left of 22(Degree) 13' 55" from the last described line extended; thence Southeasterly a distance of 454.50 feet along a line which makes an angle to the left of 41(Degree) 27' 3" from the last described line extended; thence Southeasterly a distance of 168.32 feet along a line which makes an angle to the right of 10(Degree) 34' 30" from the last described line extended; thence Easterly a distance of 443.34 feet along a line which makes an angle to the left of 47(Degree) 38' 20" from the last described line extended, to the East line of the West 30 acres of the Southeast Quarter of the Northeast Quarter of said Section 23; thence Northerly a distance of
     915.80 feet along a line which makes an angle to the left of 90' from the last described line extended and further described as being the East line of the West 30 acres of the Southeast Quarter of the Northeast Quarter of said Section 23, to the North line of the West 30 acres of the Southeast Quarter of the Northeast Quarter of said Section 23; thence Westerly a distance of 344.81 feet along a line which makes an angle to the left of 90(Degree) 4' 20" from the last described line extended and further described as being the North line of the West 30 acres of the Southeast Quarter of the Northeast Quarter of said Section 23; thence Northerly a distance of 655.99 feet along a line which makes an angle to the right of 89(Degree) 44' 20" from the last described line extended and further described as being the East line of the Southwest Quarter of the Northeast Quarter of the Northeast Quarter of said Section 23, to the North line of the Southwest Quarter of the Northeast Quarter of the Northeast Quarter of said Section 23; thence Westerly a distance of 46.97 feet along said North line, which makes an angle to the left of 90(Degree) 46' 30" from the last described line extended, to the point of beginning; containing 20 acres, more or less; AND

The Southwest Quarter of the Northeast Quarter of Section Ten (10) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, except ten acres of even width off the West end of said Quarter Quarter Section, also except all coal underlying said land with the right to enter and remove the same, situated in the County of Montgomery and State of Illinois; AND

The Northeast Quarter of the Northeast Quarter of Section Twenty-two (22) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian.

Also, the Northeast Quarter of the Southeast Quarter of the Northeast Quarter of Section Twenty-two (22), Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, excepting the following two parcels:


      (A). Beginning at the Southeast corner of the Northeast Quarter of the Southeast Quarter of the Northeast Quarter of said Section Twenty-two
      (22), and measure thence Northwardly along the Easterly line of said Quarter Quarter Quarter Section, 490 feet; thence deflecting to the left 50 degrees measure 190 feet Northwestwardly; thence Westwardly 125 feet parallel with the Southerly line of said Quarter Quarter Quarter Section, thence Southwardly 610 feet parallel with the Easterly line of said Quarter Quarter Quarter Section; thence Eastwardly 270 feet in a straight line to the point of beginning;

      (B). Commencing at the Southwest corner of the Northeast Quarter of the Southeast Quarter of the Northeast Quarter of said Section Twenty-two
      (22), measure thence Northwardly 490 feet along the Westerly line of said Quarter Quarter Quarter Section, thence deflecting to the right 40 degrees measure Northeastwardly, 108 feet, measure, thence Southeastwardly 630 feet in a straight line to the Southerly line of said Quarter Quarter Quarter Section, measure thence Westwardly 280 feet in a straight line to the point of beginning

Excepting, however, all coal, oil, gas and other minerals underlying all of the above described land, situated in the County of Montgomery and State of Illinois; AND

The Southwest Quarter of Section Twenty-three (23) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in Montgomery County, Illinois, excepting all coal below the depth of 125 feet underlying the above described land, and subject to the reservation of one-half of all oil and gas underlying the South 120 acres of the above land as shown by instrument dated January 22, 1963, recorded in Deed Record 244 at pages 394-396; AND

That part of the Southeast Quarter of Section Nine (9) in Township Seven (7) North, Range Three (3) West of the Third Principal Meridian, bounded and described as follows: The North Half of the Southwest Quarter of the Northwest Quarter of the Southeast Quarter of said Section Nine (9), situated in Montgomery County, Illinois.

Also, the South Half of the East Three-fourths of the North Half of the Southeast Quarter of said Section Nine (9), and the Northeast Quarter of the Southwest Quarter of the Southeast Quarter of said Section Nine (9), excepting the following described tract: Beginning at the Southwest corner of the Northeast Quarter of the Southwest Quarter of the Southeast Quarter of said Section Nine (9) for this excepted tract and measure thence Northwardly along the Westerly line of the East Half of the West Half of the Southeast Quarter of said Section Nine (9), 18 feet; thence deflecting to the right 59 degrees 19 minutes, measure Northeastwardly 321.5 feet; thence deflecting to the left 41 degrees 13 minutes measure 352.5 feet Northwardly; thence deflecting 14 degrees 41 minutes to the left, measure 298 feet Northwardly; thence deflecting 82 degrees 57 minutes to the left, measure 422.5 feet Westwardly; and measure thence Southwardly 871.5 feet along said Westerly line of the East Half of the West Half of the Southeast Quarter of said Section Nine (9) to the point of beginning for this exception, except all coal, with the right to mine and remove the same, all situated in Montgomery County, Illinois; AND


Seven (7) North, Range Three (3) West of the Third Principal Meridian, situated in the The Northwest Quarter of the Southwest Quarter in Section Eleven (11), Township County of Montgomery and State of Illinois, excepting the coal and other minerals underlying the surface of said land.

                          GRAND TOWER PLANT (P186-187)


The following described real estate in Township Ten South (T10S), Range Four West (R4W) of the Third Principal Meridian (3rd P.M.), Jackson County, Illinois:

The fractional East Half (E 1/2) of the Northeast Quarter (NE 1/4) of Section Fourteen (14), and the Northwest Quarter (NW 1/4) of Section Thirteen (13) Township Ten (10) South, Range Four (4) West of the Third Principal Meridian, in the County of Jackson and State of Illinois, except the right-of-way of the Illinois Central Railroad, and except also Lots Four (4) and Eight (8) of Jacob Kunce's Subdivision of Part of the Northeast (NE) fractional Quarter (1/4) of Section Fourteen (14), Township Ten (10) South, Range Four (4) West of the Third Principal Meridian, in the County of Jackson and State of Illinois, as shown by plat recorded in the office of the Recorder of Deeds of said county in Book 3, Page 327, and as shown on plat of Jacob Kunce's Second Subdivision of the fractional Southeast Quarter (SEI/4) of the Northeast Quarter (NE1/4) of Section Fourteen (14), Township Ten (10) South, Range Four (4) West of the Third Principal Meridian in the County of Jackson and State of Illinois, recorded in said Recorder's office in Book 7 of Miscellaneous Records, Page 68; AND

A tract of land bounded as follows: Beginning at a stone at the Northeast corner of the Southeast Quarter of Section Fourteen (14), Township Ten (10) South, Range Four (4) West of the Third Principal Meridian, in the County of Jackson and State of Illinois, and running thence Westwardly Five Hundred Thirty-five and five-tenths (535.5) feet along the North line of said Quarter Section to a point Fifty (50) feet Eastwardly from the East bank of the Mississippi River; thence Southerly along a line parallel to and Fifty (50) feet distant from said River bank to a point Nine Hundred Seventy-one and eight-tenths (971.8) feet South of the South line of said Quarter Section, said point being on the North line of the property known as the S. H. Webster property; thence Eastwardly along the North line of said Webster property, Six Hundred Two and eight-tenths (602.8) feet to the West line of the right of way of the Illinois Central Railroad Company; thence in a Northwardly direction along said West right-of-way line to the North line of the Southwest Quarter of Section Thirteen (13) of said Township and Range; thence Westwardly along the North line of said Southwest Quarter of Section Thirteen (13), Three Hundred Fifty-five and six-tenths (355.6) feet to the place of beginning; said real estate being situated in Sections Thirteen (13), Fourteen (14), Twenty-three (23) and Twenty-four (24) of Township Ten (10) South, Range Four (4) West of the Third Principal Meridian, in Jackson County, Illinois. It being intended by the above description to include all that part of the Southwest Quarter of Section Thirteen (13) and the Southeast Quarter of Section Fourteen (14), the Northwest Quarter of Section Twenty-four (24) and the Northeast Quarter of Section Twenty-three (23) lying north of a line nine hundred seventy one and eight-tenths (971.8) feet south of the north line of Sections Twenty-three (23) and Twenty-four (24), and extending from the West boundary line of the Illinois Central right of way to a line parallel to and fifty (50) feet distant from the east bank of the Mississippi River, it being understood that if there are any accretions, same shall belong to the grantee, saying and excepting at all times a strip fifty (50) feet in width along the east bank of the Mississippi River; AND

A strip of land 50 feet in width lying immediately eastwardly from and parallel to the high bank of the Mississippi River extending from the point where the high bank of said river on October 4, 1890, crossed the North line of the Southeast Quarter (SE 1/4) of Section Fourteen (14) of Township Ten (10) South, Range Four (4) West; thence southeasterly to the point where said high bank on said date crossed the East line of the Northeast Quarter (NE 1/4) of Section Twenty-four (24), Township Ten (10) South, Range Four (4) West, together with all the accretions thereto; AND

A strip of land in Section Twenty-three (23), Township Ten (10) South, Range Four (4) West being One (1) rod in width and lying between the bank of the Mississippi River as it existed on October 4, 1898, and the lands in said Section on said date conveyed by the Big Muddy Coal & Iron Company to John Jennings, Laura R. Jennings and Conrad Jennings by deed recorded in Book 43 at Page 309 thereof in the Recorder's Office of Jackson County, Illinois, which deed is by reference included herein, together with all accretions thereto; AND

The South 3,990.84 feet, of the Illinois Central Gulf Railroad Company's abandoned Murphysboro District right-of-way and property situated in the West Half (W 1/2) of Section Thirteen (13) and in the Northeast portion of Fractional Section Fourteen (14), Township Ten (10) South, Range Four (4) West of the Third Principal Meridian, Jackson County, Illinois, said parcel of land being 100' wide, 50' in width on either side of the centerline of the Illinois Central Gulf Railroad Company's Murphysboro District main track as formerly located, extending northerly and northwesterly from the South line of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of said Section Thirteen
(13), a total distance of approximately 3,990.84' as measured along said centerline of main track to a point on said centerline 1480.00' South of where said centerline extended on to the Northwest intersects the North sectional line of said Section Fourteen (14) at a point 602.82' West of the Northeast corner of said Section Fourteen (14). Said property also being described as follows:

All of the Illinois Central Gulf Railroad Company's abandoned Murphysboro District right-of-way, lying in the West 1/2 of Section 13, T10S, R4W of the 3rd P.M., and also the Southerly 161.39' of said former Railroad right-of-way situated in the Northeast Quarter (NE 1/4) of Section 14, T10S, R4W; more particularly described as follows:

Commencing at the Northeast corner of Section 14, T10S, R4W, said point also being the Northwest corner of Section 13, T10S, R4W; thence West along the North line of Section 14, T10S, R4W, said line also being the South line of Section 11, T10S, R4W, a distance of 602.82' to a point lying on the centerline of said Illinois Central Gulf Railroad Company's abandoned Murphysboro District right-of-way; thence South 21(degree)30'52" East along said railroad right-of-way centerline a distance of 144.38' to a point; thence South 21(degree)33'00" East a distance of 1335.62' for the point of beginning; thence continuing South 21(degree)33'00" East a distance of 161.39' to a point on the East line of Section 14, T10S, R4W, said line also being the West line of
Section 13, T10S, R4W, said point lying 1526.68' South of the Northeast corner of Section 14, T10S, R4W, said corner also being the Northwest corner of Section 13, T10S, R4W; and thereafter continuing into the Northwest Quarter (NW 1/4) of
Section 13, T10S, R4W as follows:

All of the Illinois Central Gulf Railroad Company's abandoned Murphysboro District right-of-way, being 100.00' in width, 50.00' right and left of the following described centerline:

Commencing at the Northwest corner of Section 13, T10S, R4W, said point also being the Northeast corner of Section 14, T10S, R4W; thence South along the West line of Section 13, T10S, R4W; said line also being the East line of Section 14, T10S, R4W, a distance of 1526.68' to a point on the railroad right-of-way centerline, for the point of beginning; South 21(degree)33'00" East along said centerline a distance of 919.90' to a point of a 01(degree)00'00" curve to the right, concave to the Southwest, having a radius of 5729.58'; thence southeasterly along said 01(degree)00'00" curve to the right, chord bearing South 19(degree)14'00" East a chord distance of 272.96' to a point lying on the South line of the Northwest Quarter (NW 1/4),

Section 13, T10S, R4W, said point lying 427.82' East of the Southwest corner of the Northwest Quarter (NW 1/4), Section 13, T10S, R4W, and also lying 427.82' East and 2640.00' South of the Northwest corner of Section 13, T10S, R4W; said Railroad right-of-way containing 3.48 acres in the Northwest Quarter (NW 1/4),
Section 13, T10S, R4W; and thereafter continuing along said former Railroad right-of-way centerline into the Southwest Quarter (SW 1/4) of said Section 13 as follows:

All of the Illinois Central Gulf Railroad Company's abandoned Murphysboro District right-of-way, being 100.00' in width, 50.00' right and left of the following described center line extending across the Southwest Quarter (SW 1/4),
Section 13, T10S, R4W; commencing at the Northwest corner of the Southwest Quarter (SW 1/4), Section 13, T10S, R4W, said point lying 2640.00' South of the Northwest corner of Section 13, T10S, R4W; thence East along the North line of the Southwest Quarter (SW 1/4), Section 13, T10S, R4W, a distance of 427.82' to a point lying on the center line of said former Railroad right-of-way for the point of beginning; thence southeasterly along a 01(degree)00'00" curve to the right, concave to the Southwest, having a radius of 5729.58', chord bearing South 12(degree)27'39" East a chord distance of 1162.95' to a point, thence southwesterly along said 01(degree)00'00" curve to the right, chord bearing South 00(degree)14'31" West a chord distance of 1252.61' to a point of tangency; thence South 07(degree)34'23" West along said center line a distance of 221.03' to a point lying on the South line of Section 13, T10S, R4W, said point lying 644.33' East of the Southwest corner of Section 13, T10S, R4 W, said point also lying 644.33' East and 5280.00' South of the Northwest corner of Section 13, T10S, R4W; said former Railroad right-of-way containing 6.05 acres in the Southwest quarter (SW 1/4) of Section 13, T10S, R4W.

All as shown on the plat of survey dated October 25, 1983, said plat having been certified as true by Sam F. Word, Arkansas Registered Surveyor No. 14.


g:\redocs\cips\grand tower. doc

                            HUTSONVILLE PLANT (P256)


The following described real estate in Township Eight North (T8N), Range Eleven West (R11W) of the Second Principal Meridian (2nd P.M.), Crawford County,
Illinois:

Lots 3 and 4 in Section Seventeen (17),  Township Eight (8) North,  Range Eleven
(11) West of the Second Principal Meridian, in the County of Crawford and State of Illinois; also Lot 9 in Section Sixteen (16), in Township and Range aforesaid; also that part of Lot 2 in Section Seventeen (17), Township and Range aforesaid, bounded as follows: Beginning at the Southwest corner of said Lot 2 and running thence North along the West line of said Section 40 rods, thence East 80 rods, thence North to the North line of said Lot 2, thence East on said line to the Wabash River, thence down the said River to the Southeast corner of said Lot 2, and thence West to the place of beginning; AND

Part of the Southeast Quarter of the Southeast Quarter of Section Eighteen (18), Township Eight (8) North, Range Eleven (11) West of the Second Principal
Meridian  in the County of Crawford  and State of  Illinois  bounded as follows:
From the Southeast corner of said Quarter Quarter Section measure North along the East line of said Section two hundred eighty-nine and nine-tenths (289.9) feet to a point in the Easterly line of the right of way of the Cleveland,
Cincinnati, Chicago & St. Louis Railway Company for the place of beginning; thence continuing the last described course measure North nine hundred sixty-seven (967) feet, more or less, to the center of the creek known as "Jenny Branch"; thence measure Southwestwardly two hundred thirty-five (235) feet, more or less, along the center of said Jenny Branch to the said Easterly line of the right of way of said railway company; thence measure Southeastwardly along the Easterly line of said right of way eight hundred eighty (880) feet, more or less, to the place of beginning.

                          MEREDOSIA PLANT (P272)(P761)


The following described real estate in Township Sixteen North (16N), Range Thirteen West (R13W) of the Third Principal Meridian (3rd P.M.), Morgan county,
Illinois:

All that part of Fractional Section Twenty-one (21), in Township Sixteen (16) North, Range Thirteen (13) West of the Third Principal Meridian in the County of Morgan and State of Illinois, which lies Southwest of a line which is parallel to and one hundred fifty (150) feet distant, measured Southwestwardly at right angles, from the center line of the main track of the Wabash Railway Company; (excepting that portion of said land which lies Northeast of the Northeasterly line of Blocks Numbered Three (B.3), Eight (B.8), and Ten (B.10) in the Original Town of Meredosia and the said line extended, and Southeast of a line running parallel to and eighty (80) feet distant, measured Northwestwardly at right angles, from the Northwesterly line of Block No. 2 (B.2) of the said Original Town of Meredosia and the said line extended); AND

All that part of Fractional Section Twenty-one (Fr. Sec. 21), in Township Sixteen North (T16N), Range Thirteen West, (R13W) of the Third Principal Meridian (3rd P.M.), Morgan County, Illinois, which lies Northeast of the Northeasterly line of River Block Number One of the Original Town of Meredosia; Northwest of a line which is parallel with and Eighty (80) feet distant, measured Northwestwardly at Right Angles, from the Northwesterly line of Blocks Number Two (B.2) and Three (B.3) of the said Original Town of Meredosia; and Southwest of a line which is parallel to and One hundred fifty feet (150') distant, measured Southwestwardly at Right Angles, from the center line of the Main Track of the Wabash Railway Company; AND

The North Half of the North Half of Fractional Section Twenty-eight (28) in Township Sixteen (16) North, Range Thirteen (13) West of the Third Principal Meridian in the County of Morgan and State of Illinois; AND

All that part of the Northwest Quarter of the Northwest Quarter of Section Twenty-seven (27), Township Sixteen (16) North, Range Thirteen (13) West of the Third Principal Meridian in the County of Morgan and State of Illinois bounded as follows: From a stone at the Northwest corner of said section as the place of beginning, measure South along the West line of said Section to the Southwest corner of the Northwest Quarter of the Northwest Quarter of said section; thence measure East eight hundred seventy-four and six-tenths (874.6) feet along the South line of said Quarter-Quarter Section to a point in the West line of the right-of-way of the Wabash Railway Company, which is thirty-three (33) feet distant, measured Westwardly at right angles, from the center line of the main track of the said Wabash Railway Company; thence measure Northwardly one thousand three hundred eighteen and four-tenths (1,318.4) feet along the West line of the right-of-way of said Wabash Railway Company to the North line of said Quarter-Quarter Section; thence deflecting eighty-eight (88) degrees and forty-two (42) minutes to the left, measure Westwardly eight hundred fifty-five and fifty-three hundredths (855.53) feet along the North line of said QuarterQuarter Section to the place of beginning; AND

All that part of the West Half of the  Southwest  Quarter of Section  Twenty-two
(22), Township Sixteen (16) North, Range Thirteen (13) West the Third Principal Meridian in the County of Morgan and State of Illinois bounded as follows: From a stone at the Southwest corner of said section as the place of beginning, measure East eight hundred thirteen and fifty-three hundredths (813.53) feet along the South line of said section to a point which is seventy-five (75) feet distant, measured Westwardly at right angles, from the center line of the main track of the Wabash Railway Company; thence deflecting ninety-one (91) degrees and eighteen (18) minutes to the left, measure Northwardly one thousand five hundred seventy-three and seventy-three hundredths (1,573.73) feet along a line which is parallel to and seventy-five (75) feet distant, measured Westwardly at right angles, from the said center line of the main track of said Wabash Railway Company; thence deflecting ninety (90) degrees to the left, measured Westwardly seventy-five (75) feet to a point which is one hundred (150) feet distant, measured Westwardly at right angles, from the said center line of the main track of the said Wabash Railway Company; thence deflecting ninety (90) degrees to the right, measure Northwardly eight hundred eighty-six and forty-eight hundredths (886.48) feet along a curve to the left, the radius of which is nine hundred ninety-six and twenty-eight hundredths (996.28) feet and the tangent of which makes an angle of ninety (90) degrees with the last described course at the last described point to a point of compound curve; thence measure Northwestwardly three hundred eighteen and eighty-seven hundredths (318.87) feet along a curve to the left, the radius of which is three thousand six hundred sixty-nine and eighty-three hundredths (3,669.83) feet to a point on the West line of said section which is one hundred fifty (150) feet distant, measured Southwestwardly at right angles, from the said center line of the main track of the said Wabash Railway Company; thence measure South two thousand five hundred fifteen and ninety-one hundredths (2,515.91) feet along the said West line of said section to the place of beginning; AND

The South Half of Lot Six (6) in Block Two (2) in the original Town of Meredosia, situated in Morgan County, Illinois; AND

Lot Three (3) in Block Two (2) in the original Town, now Village of Meredosia, situated in Morgan County, Illinois; AND

Lot One (1) in Block Nine (9) in the original Town, now Village of Meredosia, situated in Morgan County, Illinois; AND

Lots One and Two (1 and 2) in Block Two (2) in the original Town of Meredosia, also Lots Two and Three (2 and 3) in Block Nine (9) in the original Town of Meredosia, situated in Morgan County, Illinois; AND

Lot Seven (7) in Block Two (2) in the original Town, now Village of Meredosia, situated in the County of Morgan, and State of Illinois; AND

Lots Four (4) and Five (5) in Block Two (2); and the North One-half (1/2) of Lot Six (6) in Block Two (2) all in the original Town, now Village of Meredosia, situated in the County of Morgan, and State of Illinois; AND

Lots Four (4), Five (5), and Six (6) in Block Nine (9) of the original town of Meredosia, situated in the County of Morgan, and State of Illinois; AND

Grantor's interest as acquired by Ordinance passed by the Village of Meredosia, Illinois, dated April 20, 1979 vacating the following:

Each and all of the streets and alleys and parts of streets and alleys which lie to the North, South, East and West of Blocks Two (2) and Nine (9) as designated, described and set forth in the original Plat of the Town of Meredosia recorded in the Office of Recorder of Deeds of Morgan County, Illinois, on December 27, 1832, in Deed Record "E" at Pages 348 and 349 and which said streets and alley are within the corporate limits of the Village of Meredosia, Illinois, together with any and all roadways, streets or alleys within the above-described bounds which may have become public ways by prescription or otherwise, to include:

(a)  That part of the street running along the  Northwesterly  side of Block Two
     (2) as shown on said plat, the Westerly boundary of said street being the water's edge of the Illinois River.

(b)  That part of the street running along the Northwesterly  side of Block Nine
     (9) and the Southeasterly side of Block Two (2) as shown on said plat.

(c) That part of the street running along the Southerly side of Blocks Two (2) and Nine (9) beginning at the water's edge of the Illinois River and running in a Southeasterly direction to the Easterly boundary of the original Town of Meredosia.

(d) That part of the street running along the Easterly side of Block Nine (9), the Easterly boundary of said street being the East line of the original Town of Meredosia.

(e) That part of an alley running in a Southwesterly direction through Block Nine (9) along the Southeasterly boundary of Lots Four (4), Five (5), and Six (6) and the Northwesterly boundary of an undesignated triangularly-shaped portion of said Block Nine (9).




g:\redocs\cips\meredosia.doc

                               NEWTON PLANT (P823)

The following described real estate in Township Five North (T5N), Range Eight East (R8E) of the Third Principal Meridian (3rd P.M.), Jasper County, Illinois:

The East Half (E 1/2) of Lot #2 of the Northeast Quarter (NE 1/4) of Section Two
(2), except 420 feet of even width off of the East side thereof; measured from the center line of the public road as now located running North and South along the East side of said land, Township Five (5) North, Range Eight (8) East of the Third Principal Meridian, Jasper County Illinois;

Also, the West Half of the Northeast Quarter of said Section Two (2);

Also, the East Half of the Southwest Quarter of the Southwest Quarter of said Section Two (2);

Also, the North Half of the Southwest Quarter of said Section Two (2);

Also, the Northwest Quarter of said Section Two (2);

Also, the Southeast Quarter of the Southwest Quarter of said Section Two (2);

Also, the West One-half (1/2) of the Southwest Quarter of the Southwest Quarter of said Section Two (2); AND

All of Section Three (3) in Township Five (5) North, Range Eight (8) East; AND

The Southeast Quarter of the Northeast Quarter of Section Four (4) in Township Five (5) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also, the East Half of the Southeast Quarter of said Section Four (4);

Also, the Northwest  Quarter of the Southeast  Quarter of said Section Four (4);
AND

All of Section Ten (10) in Township Five (5) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois; AND

The Southwest Quarter of the Northwest Quarter of Section Eleven (11), Township Five (5) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also,  the  Northwest  Quarter of the Northwest  Quarter of said Section  Eleven
(11);

Also, the West One-half (1/2) of the West One-half (1/2) of the Northeast Quarter of the Northwest Quarter of said Section Eleven (11);

Also, that part of the Northeast Quarter of the Northwest Quarter of said Section Eleven (11), bounded and described as follows: Commencing at the Northeast corner of the West One-half (1/2) of the West One-half (1/2) of the Northeast Quarter of the Northwest Quarter of said Section Eleven (11) and measure thence Eastwardly along the North line of said Section Eleven (11) a distance of 550 feet, thence Southwardly parallel with the East line of the West One-half (1/2) of the West One-half (1/2) of the Northeast Quarter of the Northwest Quarter of said Section Eleven (11) a distance of 330 feet, thence Westwardly parallel with the North line of said Section Eleven (11) a distance of 550 feet, thence Northwardly along the East line of the West One-half (1/2) of the West One-half (1/2) of the Northeast Quarter of the Northwest Quarter of said Section Eleven (11) a distance of 330 feet to the place of commencement; AND

The following described real estate in Township Six North (T6N), Range Eight East (R8E), of the Third Principal Meridian (3rd P.M.), Jasper County, Illinois;

A strip of land 330 feet of even width off the West side of the East Half of Section One (1), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois; AND

A strip of land 330 feet of even width off the West side of the East Half of Section Twelve (12), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois; except that part of the Southwest Quarter of the Southeast Quarter of Section One (1) and that part of the Northwest Quarter of the Northeast Quarter of Section Twelve (12) in Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, bounded and described as follows: Beginning at station 118+65 on the surveyed centerline of FAS Route 707, Section 48Q Jasper County, State of Illinois, as recorded in the Recorders records of Jasper County, Illinois Subdivision Map Record Book No. 1, Page 153, thence South 40 feet, thence East 330 feet, thence North 80 feet, thence West 330 feet, thence South 40 feet to the point of beginning, situated in the County of Jasper in the State of Illinois; AND

A strip of land 330 feet of even width off the West side of the Northeast Quarter of Section Thirteen (13), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also, the North Half of the Southeast Quarter of said Section Thirteen (13);

Also, the East Half of the Southeast Quarter of the Southeast Quarter of said Section Thirteen (13);

Also, a strip of land 330 feet of even width off the West side of the Southwest Quarter of the Southeast Quarter of said Section Thirteen (13); AND

The Southwest Quarter of the Southeast Quarter, and the West Half of the Southeast Quarter of the Southeast Quarter, of Section Fifteen (15), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois; AND

The East Half of the Southeast Quarter of the Northeast Quarter, and the Northeast Quarter of the Southeast Quarter of Section Twenty-one (21), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois; AND

The Northeast Quarter of Section Twenty-two (22), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also, the South Half of said Section Twenty-two (22); except a tract 13 rods wide east and west and 12 4/13ths rods wide north and south located in the Northwest Corner of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4);

Also, the Southwest Quarter of the Northwest Quarter of said Section  Twenty-two
(22); except the North One Hundred Ninety-eight (198) feet of even width of the Southwest Quarter (SW 1/4) of the Northwest Quarter (NW 1/4)

Also, that part of the Southeast Quarter of the Northwest Quarter of said Section Twenty-two (22) bounded and described as follows: Commencing at the Southeast corner of the Southeast Quarter of the Northwest Quarter of said Section Twenty-two (22), thence West along the center line of said Section Twenty-two (22) a distance of 330 feet, thence North parallel with the North and South center line of said Section Twenty-two (22) a distance of 580 feet, thence East parallel with the East and West center line of said Section Twenty-two (22) a distance of 330 feet, thence South along the North and South center line of said Section Twenty-two (22) a distance of 580 feet to the place of commencement; AND

The South Half of the Northeast Quarter of Section Twenty-three (23), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also,  the  Southwest   Quarter  of  the  Northwest   Quarter  of  said  Section
Twenty-three (23);

Also, the South three-fourths of the Southeast Quarter of the Northwest Quarter of said Section Twenty-three (23);

Also, the South Half of said Section Twenty-three (23); AND

The North Half of the Northeast Quarter of the Northeast Quarter of Section Twenty-four (24), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also, the South Half of the South Half of the Northeast Quarter of the Northeast Quarter of said Section Twenty-four (24);

Also, the West Half of the Northeast Quarter of said Section Twenty-four (24);

Also, the North Half of the Northwest Quarter of the Southeast Quarter of said Section Twenty-four (24);

Also, the Southwest Quarter of the Northwest Quarter of the Southeast Quarter of said Section Twenty-four (24);

Also, the West Half of said Section Twenty-four (24); except a cemetery plot beginning 58 rods south of the Northeast Corner of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of said Section, thence South 8 rods, thence West 4 rods, thence North 12 rods, thence Southeast to the beginning point, containing 1/4 acre;

Also, the North One-half (1/2) of the South One-half (1/2) of the Northeast Quarter of the Northeast Quarter of said Section Twenty-four (24);

Also, the Southeast Quarter of the Northeast Quarter of said Section Twenty-four
(24);

Also, the Southeast Quarter of the Northwest Quarter of the Southeast Quarter of said Section Twenty-four (24);

Also, the Southwest Quarter of the Southeast Quarter of said Section Twenty-four
(24);

Also, the Southeast Quarter of the Southeast Quarter of said Section Twenty-four
(24);

Also, the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of said Section Twenty-four (24); AND

The South Half of the Northeast Quarter of the Southeast Quarter of Section Twenty-five (25), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also, the Southeast Quarter of the Southeast Quarter, except one (1) rod off the West side thereof, of said Section Twenty-five (25);

Also, the North Half of the Southwest Quarter of said Section Twenty-five (25);

Also, the West Half of the Southeast Quarter of the Southwest Quarter of said Section Twenty-five (25);

Also, the Southwest Quarter of the Southwest Quarter of said Section Twenty-five
(25);

Also, the Northwest Quarter of said Section Twenty-five (25);

Also, the Northeast Quarter of said Section Twenty-five (25),

Also, the North One-half (1/2) of the Northeast Quarter of the Southeast Quarter of said Section Twenty-five (25);

Also, the West One-half (1/2) of the Southeast Quarter of said Section Twenty-five (25);

Also, One (1) rod of equal width off of the West side of the Southeast Quarter of the Southeast Quarter of said Section Twenty-five (25);

Also, the East One-half (1/2) of the Southeast Quarter of the Southwest Quarter of said Section Twenty-five (25); AND

All of Section Twenty-six (26), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois; AND

All of Section Twenty-seven (27) in Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois; AND

The East Half of the Northeast Quarter of Section Twenty-eight (28), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois; AND

All of Section Thirty-four (34) in Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois; AND

The Northeast Quarter of Section Thirty-five (35), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also, the West Half of the Northwest Quarter of the Southeast Quarter of said Section Thirty-five (35);

Also, the South Half of the Southeast Quarter of said Section Thirty-five (35);

Also, the West Half of said Section Thirty-five (35); AND

The Northwest Quarter of the Northeast Quarter of Section Thirty-six (36), Township Six (6) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also, the North three-fourths of the Northwest Quarter of the Northwest Quarter of said Section Thirty-six (36);

Also, the Northeast Quarter of the Northwest Quarter of said Section  Thirty-six
(36);

Also, the North Half of the Southeast Quarter of the Northwest Quarter of said Section Thirty-six (36); AND

The following described real estate in Township Seven North (T7N), Range Eight East (R8E) of the Third Principal Meridian (3rd P.M.), Jasper County, Illinois;

All that part of the Southeast Quarter of the Southeast Quarter of the Southwest Quarter lying South of the South line of the Illinois Central Railroad Company right-of-way in Section Twenty-four (24), Township Seven (7) North, Range Eight
(8) East of the Third Principal Meridian, Jasper County, Illinois;

Also, all that part of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of the Southeast Quarter (SE 1/4) of Section Twenty-four (24), lying South of the South Line of the Illinois Central Railroad Company right of way; in Township Seven (7) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois; AND

A 330 foot strip of land of even width off the West side of the West Half (W 1/2) of the Southeast Quarter of Section Twenty-five (25), Township Seven (7) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also, the North Half of the Northeast Quarter of said Section Twenty-five (25) lying South of the South line of the Illinois Central Railroad right-of-way;

Also, a 330 foot strip of land of even width off the West side of the South Half of the Northeast Quarter of said Section Twenty-five (25);

Also, a 220 foot strip of land of even width off the East side of the Northeast Quarter of the Northwest Quarter of said Section Twenty-five (25); AND

A strip 330 feet wide of even width off the West side of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of Section Thirty-six (36), Township Seven (7) North, Range Eight (8) East of the Third Principal Meridian, Jasper County, Illinois;

Also, a strip of land 330 feet wide of even width off the West side of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of said Section Thirty-six (36);

Also, a strip 330 feet wide of even width off of the West side of the Southeast Quarter (SE 1/4) of said Section Thirty-six (36); AND

The following described real estate in Township Six North (T6N), Range Nine East
(R9E) of the Third Principal Meridian (3rd P.M.), Jasper County, Illinois:

The North One-half (1/2) of the Southwest Quarter of the Northwest Quarter of Section Seventeen (17), Township Six (6) North, Range Nine (9) East of the Third Principal Meridian, Jasper County, Illinois;

Also, the South Half of the Southwest Quarter of the Northwest Quarter of said Section Seventeen (17);

Also, the South Half of the Northwest Quarter of the Southwest Quarter of said Section Seventeen (17); AND

The East Half of the North Half of the Southeast Quarter of the Northeast Quarter of Section Eighteen (18), Township Six (6) North, Range Nine (9) East of the Third Principal Meridian, Jasper County, Illinois;

Also, the South Half of the Southeast Quarter of the Northeast Quarter of said Section Eighteen (18);

Also, the South Half of the South one-third of the West Half of the Northwest Quarter of the Southwest Quarter of said Section Eighteen (18);

Also, the Northeast  Quarter of the Southwest  Quarter of said Section  Eighteen
(18);

Also, the Southwest  Quarter of the Southwest  Quarter of said Section  Eighteen
(18);

Also, the Northwest  Quarter of the Southeast  Quarter of said Section  Eighteen
(18);

Also, the Southwest  Quarter of the Southeast  Quarter of said Section  Eighteen
(18);

Also, the East Half of the Southeast Quarter of said Section Eighteen (18); except a strip of land beginning at the Southeast corner of said Section, thence West along the South line of said Section 220 feet, thence North parallel with the East line of said Section 440 feet, thence East 220 feet to the East line of said Section, thence South 440 feet along the East line of said Section to the place of beginning;

Also, the East One-Half (E 1/2) of the South Half (S 1/2) of the Southwest Fractional Quarter of Section Eighteen (18), Township Six (6) North, Range Nine
(9) East of the Third Principal Meridian, Jasper County, Illinois; AND

That part of the Northwest  Quarter of the Southwest Quarter of Section Nineteen
(19), Township Six (6) North, Range Nine (9) East of the Third Principal Meridian, Jasper County, Illinois, bounded and described as follows: Beginning at the Southwest corner of the Northwest Quarter of the Southwest Quarter of said Section Nineteen (19) and measure thence East 660 feet, thence North 660 feet, thence West 660 feet, thence South 660 feet to the place of beginning; excepting an undivided One-half (1/2) interest in the coal underlying said tract in said Northwest Quarter of the Southwest Quarter of said Section Nineteen
(19);

Also, the Northeast Quarter of the Northeast Quarter, the West Half of the Northeast Quarter, and the Northwest Quarter, of said Section Nineteen (19); AND

Part of the North Half of the Southwest Quarter of the Southwest Quarter of Section Thirty (30), Township Six (6) North, Range Nine (9) East of the Third Principal Meridian, Jasper County, Illinois, described as follows: Beginning 12 rods South of the Northwest corner of the Southwest Quarter of the Southwest Quarter, thence East 330 feet, thence South 450 feet, thence West 330 feet, thence North 450 feet to the place of beginning; containing 3.4 acres, more or less;

Also, the West 26 acres of the North Half of the Southwest Fractional Quarter of said Section Thirty (30);

Also, that part of the Northwest Quarter of said Section Thirty (30) bounded and described as follows: Commencing at the Northwest corner of said Section Thirty
(30) and measure thence South along the West line of said Section Thirty (30) a distance of 1584 feet, thence East parallel with the North line of said Section Thirty (30) a distance of 480 feet, thence North parallel with the West line of said Section Thirty (30) a distance of 1584 feet, thence West along the North line of said Section Thirty (30) a distance of 480 feet to the place of commencement; AND

Permanent easement rights in and over the following described real estate:

Commencing at the Southwest  corner of the Northwest  Quarter of Section  Thirty
(30), Township Six (6) North, Range Nine (9) East of the Third Principal Meridian, Jasper County, Illinois; thence North along the West line of said Section, 500 feet; thence East, 858 feet; thence South parallel with the West line of said Section, 500 feet; thence West 858 feet to the place of beginning,

For the following uses and purposes:

(a) the right to overflow, flood, inundate or cover said real estate with the flood or backwater created by the erection, operation, and maintenance of the dam constructed across Weather Creek South of the confluence of Sandy Creek and Laws Creek near the center of Section Ten (10), Township Five (5) North, Range Eight (8) East of the Third Principal Meridian in Jasper County, Illinois;

(b) the right to prevent the draining or dumping into the lake created by said dam of any refuse, sewage or other material which might tend to pollute it; and

(c) the right to prevent the construction, operation, maintenance, use or occupancy of any building, camp site, or abode either permanent or temporary upon said real estate, including the right to remove any such building, camp site or abode and the right to prevent the launching of any boat or watercraft of any kind from said real estate upon or into said lake.

Easements or permits will not be granted to launch any boat or watercraft from land owned by it which (a) adjoins and lies West of the West line of said real estate above described and East of the shore line of the lake or which adjoins and lies West of said West line extended (i) 1320 feet North, or (ii) 1320 feet South, and East of the shore line of the lake, or (b) adjoins and lies South of the South line of said real estate above described, a distance of 1320 feet.

                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 1.1(c)
                                   Real Estate


Easements

     Legal descriptions of various easements and similar interests in real estate by Central Illinois Public Service Company that is to be transferred to Ameren Energy Generating Company relating to the following: Coffeen, Grand Tower, Hutsonville, Meredosia, Newton, and Pittsville, Pike County, Illinois.

                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 1.1(e)
                              Intellectual Property



         NONE.

                                                                 Schedule 1.1(j)

                           Vehicles and Rolling Stock
            Transferred from Central Illinois Public Service Company
                       To Ameren Energy Generating Company
                                As of May 1, 2000

Railcar rolling stock consists of 105 bottom dump and 621 rotary dump coal cars assigned to the Coffeen and Newton power plants and which originally cost $4,934,103.36 and $31,512,029.61 respectively.

Motor  vehicles   transferred  from  the  AmerenCIPS  accounts  in  Springfield,
Illinois, to Ameren Energy Generating Company are as follows:

VEHICLE                   DESCRIPTION                             AMOUNT
-------                   -----------                             ------
              Newton
BA042         Truck, light                                     $  19,504.24
BB082         Truck, light                                        22,573.32
BC047         Truck, pick-up, 2-wheel drive                        9,960.53
BC052         Truck, pick-up, 2-wheel drive                        9,960.53
BC078         Truck, pick-up, 2-wheel drive                        9,633.15
BC108         Truck, pick-up, 2-wheel drive                       12,118.36
BD082         Truck, pick-up, 2-wheel drive                       11,877.02
BD088         Truck, pick-up, 2-wheel drive                       10,952.40
BD094         Truck, pick-up, 2-wheel drive                       12,320.24
BD108         Truck, pick-up, 2-wheel drive                       17,443.05
BD109         Truck, pick-up, 2-wheel drive                       13,525.33
BD144         Truck, pick-up, 2-wheel drive                       20,970.98
BD149         Truck, pick-up, 2-wheel drive                       20,342.69
BD151         Truck, pick-up, 2-wheel drive                       20,342.70
BE099         Truck, medium, 1 to 2 tons                          16,792.19
BE130         Truck, medium, 1 to 2 tons                          17,090.19
CE016         Truck, aerial basket, 32 feet and less              42,016.10
DB031         Truck, flat bed construction                        41,698.78
DB041         Truck, flat bed construction                        17,738.59
DZ008         Truck, heavy, over 2 tons                           58,735.79
                                                        --------------------

                                                  Total        $ 405,596.18

              Coffeen
BA024         Truck, light                                     $  18,873.74
BA045         Truck, light                                        19,504.24
BD083         Truck, pick-up, 2-wheel drive                       12,169.50
BD113         Truck, pick-up, 2-wheel drive                       16,382.48
BD122         Truck, pick-up, 2-wheel drive                       13,402.80
BD152         Truck, pick-up, 2-wheel drive                       20,342.70
BD153         Truck, pick-up, 2-wheel drive                       20,342.70
BG020         Truck, dump                                         20,544.70
DB024         Truck, flat bed construction                        11,035.20
DB032         Truck, flat bed construction                        17,189.96
DG008         Tractor, diesel                                     58,137.92

DZ004         Truck, heavy, over 2 tons                          170,160.95
DZ009         Truck, medium, 1 to 2 tons                          41,910.19
DZ010         Truck, medium, 1 to 2 tons                          28,926.88
TL011         Trailer, 18 wheel                                   18,737.76
TZ032         Trailer, heavy, 5 tons & over                       18,669.45
                                                        --------------------
                                                  Total        $ 506,331.17

              Meredosia
BA041         Truck, light                                     $  19,504.25
BD160         Truck, pick-up, 2-wheel drive                       19,108.82
BE023         Truck, medium, 1 to 2 tons                          16,042.58
DB020         Truck, flat bed construction                        23,986.44
DB040         Truck, flat bed construction                        25,554.21
BH016         Truck, dump                                         46,217.32

                                                        --------------------
                                                  Total        $ 150,413.62

              Grand Tower
BA044         Truck, light                                     $  19,504.24
BD084         Truck, pick-up, 2-wheel drive                       12,713.59
DC006         Truck, heavy, over 2 tons                           16,645.81
DB052         Truck, flat bed construction                        24,604.96
                                                        --------------------

                                                  Total        $  73,468.60

              Hutsonville
BA043         Truck, light                                     $  19,504.24
BD136         Truck, pick-up, 2-wheel drive                       14,221.60
DB027         Truck, flat bed construction                        21,213.28
                                                         --------------------
                                                  Total        $  54,939.12
                                                         --------------------


                             Grand Total                     $ 1,190,748.69
                                                         ====================

                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 1.2(a)
                                Retained Property



         NONE.


                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 1.2(b)
                             Non-Assigned Contracts

                                   Appendix I
 AGREEMENTS BETWEEN CENTRAL ILLINOIS PUBLIC SERVICE COMPANY AND WHOLESALE CUSTOMERS


                                                     TYPE
                   WHOLESALE                       WHOLESALE           TYPE OF
                    CUSTOMER                       CUSTOMER           AGREEMENT                   CONTRACT DESCIPTION

Central Illinois Light Company                        iou      Original Agreement      Limited Term Agreement
                                                               Letter Agreement        Set Capacity Charges, effective June 1, 19
                                                               Letter Agreement        Set Capacity Charges, effective June 1, 19

Citizens Electric Corporation                                  Original Agreement      Network Operating Agreement
                                                               Original Agreement      Network Integration Transmission Service A
                                                               Original Agreement      Economic Development Power Agreement
                                                               Original Agreement      Wholesale Electric Service Agreement
                                                               Original Agreement      Substitute Power Agreement


                                                               Original Agreement      Transmission Service Transaction 1
                                                               Original Agreement      Transmission Service Agreement
                                                               Original Agreement      Extension/Assignment
                                                               Original Agreement      2nd Amendment/Voluntary Curtailment
                                                               Original Agreement      1st Amendment

City of Farmington                                    iou      Original Agreement      Power Service Agreement, effective Februar

City of Fredricktown                                  iou      Original Agreement      Power Service Agreement, effective Februar
                                                               Original Agreement      Settlement Agreement
                                                               Letter Agreement
                                                               Original Agreement      Substitute Power Agreement
                                                               Original Agreement      Electric Service Agreement
                                                               Original Agreement      Transmission Service Agreement
                                                               Original Agreement      Power Sales Contract
                                                               Original Agreement      Transmission Sevice Transaction 1
                                                               Original Agreement      Electric Service Agreement

City of Owensville                                    iou      Original Agreement      Wholesale Power Sale Agreement
                                                               1st Amendment           Voluntary Curtailment
                                                               Original Agreement      Transmission Service Agreement
                                                               Original Agreement      Substitute Power Agreement
                                                               2nd Amendment           Voluntary Curtailment
                                                               Original Agreement      Settlement Agreement
                                                               Original Agreement      Assignment

Clay Electric Co-operative, Inc.                     co-op     Original Agreement      Electric Service Agreement

Illinois Municipal Electrical Agency              association  Original Agreement      Power Supply Agreement (PSA)
                                                               "                       Transmisson Supply Agreement (TSA)
                                                               Supplemental Agreement  Roodhouse
                                                               Supplemental Agreement  Trimble County Schedule 9
                                                               Supplemental Agreement  Sullivan Schedule 7
                                                               1st Amendment           PSA & TSA Revision
                                                               Power Supply Schedule   Rock Falls Schedule I
                                                               Power Supply Schedule   Winnetka Schedule J
                                                               2nd Amendment           PSA & TSA Revision
                                                               Supplemental Agreement  Greenup Schedule K
                                                               3rd Amendment           PSA & TSA Revision
                                                               4th Amendment           TSA Revision
                                                               Restated PSA            Conformed Revision of PSA
                                                                                       (including Letter Agreement of
                                                                                       all Prior Amendments and
                                                                                       Supplemnts to the Original PSA.)

Newton                                           muni-unbundledPower Supply Service AgrElectric and Power Supply Services
                                                               Newtwork Operating AgreeTransmission Services
                                                               Newtwork Integration TraTransmission Services




                   WHOLESALE                      ORGINATION                       EXPIRATION         DOCKET
                    CUSTOMER                         DATE                             DATE            NUMBER

Central Illinois Light Company                   August 15, 1994                    Infinite         ER94-1566
                                                 November 2, 1992                   May 31, 2002     ER94-1566
                                                 March 15, 1999                     May 31, 2009     ER94-1566

Citizens Electric Corporation                    July 6, 1998
                                                 Julym6,t1998
                                                 July 6, 1998                       July 31, 2003*
                                                 November 18, 1988                  July 31, 2003*
                                                 May 2, 1989                        July 31, 2003*
                                                                                    *Or five years after commencement of service
                                                                                    whichever is later
                                                 April 19, 1989                     September 30, 1989
                                                 November 18, 1988                  December 31, 2000
                                                 December 29, 1999                  December 31, 2001
                                                 June 10, 1999
                                                 March 22, 1993

City of Farmington                               January010, 2000                                    ER00-1505

City of Fredricktown                             January010, 2000                                    ER00-1504
                                                 February 23, 1989                  December 31, 2000
                                                 March 15, 1993
                                                 April 12, 1993
                                                 February 23, 1989
                                                 February 23, 1988
                                                 August 5, 1987
                                                 August 14, 1987                    May 31, 1988
                                                 July 12, 1971

City of Owensville                               April 14, 1989                     December 31, 2000
                                                 July 14, 1999                                       ER99-3457
                                                 April 14, 1989                     December 31, 2000
                                                 June 1, 1989
                                                 June 30, 1999
                                                 May 1, 1989                        December 31, 2000ER84-560
                                                 January 25, 2000                   December 31, 2000

Clay Electric Co-operative, Inc.                 December 9, 1999                   December 31, 2004ER00-1329

Illinois Municipal Electrical Agency             June 11, 1987                      March 31, 2007   ER87-491
                                                 June 11, 1987                      December 31, 2014ER87-491
                                                 March 31, 1991                     March 31, 2005   ER91-222
                                                 March 1, 1991                      December 31, 2014ER91-222
                                                 June 11, 1987                      December 31, 2014ER87-491
                                                 May 3, 1993                        December 31, 2014ER93-418
                                                 April 1, 1993                      December 9, 1998 ER93-418
                                                 April 1, 1993                      May 2, 1998      ER93-418
                                                 March 1, 1996                      December 31, 2014ER96-1341
                                                 August 1, 1997                     June 30, 2007    ER98-40
                                                 May 1, 1998                        December 31, 2014ER97-3393
                                                 January 1, 1999                    December 31, 2000ER99-3069
                                                                                                     Pending July 1, 1999.




Newton                                           July 1, 1999                       June 30, 2005    Pending July/1/1999
                                                 July 1, 1999                       June 30, 2005    Pending July/1/1999
                                                 July 1, 1999                       June 30, 2005    Pending July/1/1999



                                                     TYPE
                   WHOLESALE                       WHOLESALE           TYPE OF
                    CUSTOMER                       CUSTOMER           AGREEMENT                   CONTRACT DESCIPTION


Norris Electric Cooperative                          co-op     Original Agreement      Bundled
                                                               Amendment               Bundled
                                                               Supplemental Agreement   (esatblish del pt at Robinson Correctiona
                                                               1st Supplemental Agreemen(exchange territory)
                                                               Second Agreement
                                                               Supplemental Agreement   (establ temp del pt S. Olney sub)
                                                               Supplemental Agreement   (establ del pt at NW Eff sub)
                                                               Revised Tariff Sheets   Rate decrease to Norris Electric Cooperati
                                                                                        for wholesale electrice service (coincident
                                                                                         demands)
                                                               Revised Tariff Sheets   Rate changes

Mt. Carmel                                            iou      Original Agreement      Bundled
                                                               Revised Tariff Sheet    Rate decrease reflect coal buyout recovery
                                                               Revised Tariff Sheet    Retention Rider

Soyland Power Cooperative                         association  Original Agreement      Power Supply Agreement (PSA)
                                                               Original Agreement      Transmssion Supply Agreement (TSA)

Union Electric                                        iou      Original Agreement      Annual Short-Term Non-Firm
                                                               Letter Agreement        Set Capacity Charges

Wabash Valley                                     association  Original Agreement      Power Supply Agreement (PSA)
                                                                                       Transmission Supply Agreement (TSA)
                                                               1st Amendment           PSA & TSA Revisions
                                                               2nd Amenedment          PSA & TSA Revisions

ASSOCIATED ELECTRIC COOP.                        power marketerMembers Agreement       Western System Power Pool Agreement

AVISTA ENERGY, INC.                                   iou      Members Agreement       Western System Power Pool Agreement

CARGILL-ALLIANT                                  power marketerMembers Agreement       Western System Power Pool Agreement

CENTRAL & SOUTH WEST SERVICES                    power marketerMembers Agreement       Western System Power Pool Agreement

CINERGY SERVICES, INC.                                iou      Members Agreement       Western System Power Pool Agreement

CONSTELLATION POWER SOURCE, INC                  power marketerMembers Agreement       Western System Power Pool Agreement

CORAL POWER, LLC                                 power marketerMembers Agreement       Western System Power Pool Agreement

DTE ENERGY TRADING, INC.                         power marketerMembers Agreement       Western System Power Pool Agreement

DUKE ENERGY TRADING AND MARKETING, LLC           power marketerMembers Agreement       Western System Power Pool Agreement

DYNEGY POWER MARKETING, INC                      power marketerMembers Agreement       Western System Power Pool Agreement

EL PASO MERCHANT ENERGY, L.P.                    power marketerMembers Agreement       Western System Power Pool Agreement

ENGAGE ENERGY US, L.P.                           power marketerMembers Agreement       Western System Power Pool Agreement

ENRON POWER MARKETING, INC.                      power marketerMembers Agreement       Western System Power Pool Agreement

KOCH ENERGY TRADING, INC.                        power marketerMembers Agreement       Western System Power Pool Agreement

MORGAN STANLEY CAPITAL GROUP, INC.               power marketerMembers Agreement       Western System Power Pool Agreement

OGE ENERGY RESOURCES, INC.                       power marketerMembers Agreement       Western System Power Pool Agreement

OKLAHOMA GAS & ELECTRIC COMPANY                  power marketerMembers Agreement       Western System Power Pool Agreement

PACIFIC GAS AND ELECTRIC ENERGY TRADING          power marketerMembers Agreement       Western System Power Pool Agreement

PECO ENERGY COMPANY                              power marketerMembers Agreement       Western System Power Pool Agreement

PPL ELECTRIC UTILITIES CORPORATION                    iou      Members Agreement       Western System Power Pool Agreement

PPL ELECTRIC UTILITIES CORPORATION                    iou      Members Agreement       Western System Power Pool Agreement

PPL ENERGY PLUS                                       iou      Members Agreement       Western System Power Pool Agreement

PUBLIC SERVICE CO. OF COLORADO                   power marketerMembers Agreement       Western System Power Pool Agreement

RAINBOW ENERGY MARKETING CORP.                   power marketerMembers Agreement       Western System Power Pool Agreement



                   WHOLESALE                      ORGINATION                       EXPIRATION         DOCKET
                    CUSTOMER                         DATE                             DATE            NUMBER
                                                    TYPE

Norris Electric Cooperative                      January 1, 1975                    January 1, 1996  E9138W1
                                                 August 1, 1987                     July 1, 1997     ER87-505
                                                 Julyn10, 1991                      July 1, 1997     ER91-547
                                                 April 24, 1992                     July 1, 1997
                                                 June 15, 1992                      July 1, 2007     ER92-647
                                                 May 20, 1993                       July 1, 2007     ER93-664
                                                 March 31, 1994                                      ER94-1576
                                                 May 1, 1997                                         ER97-3413
                                                 nt demands)
                                                 March 1, 1998                      July 1, 2007     ER98-1893

Mt. Carmel                                       Decmeber 8, 1989                   July 1, 2001     ER91-411
                                                 Mays1, 1997                                         ER97-3413
                                                 August 1, 1998                     July 1, 2001     ER98-4704

Soyland Power Cooperative                                                           December 31, 2014ER86-327
                                                                                    December 31, 2014ER86-327

Union Electric                                   February 18, 1972
                                                 June 1, 1998                       May 31, 2005

Wabash Valley                                    January 9, 1992                    December 31, 2011ER92-304
                                                 January 9, 1992                    December 31, 2011ER92-304
                                                 January 5, 1994                    December 31, 2011ER94-982
                                                 Novermber 27, 1996                 December 31, 2011ER97-961

ASSOCIATED ELECTRIC COOP.

AVISTA ENERGY, INC.

CARGILL-ALLIANT

CENTRAL & SOUTH WEST SERVICES

CINERGY SERVICES, INC.

CONSTELLATION POWER SOURCE, INC

CORAL POWER, LLC

DTE ENERGY TRADING, INC.

DUKE ENERGY TRADING AND MARKETING, LLC

DYNEGY POWER MARKETING, INC

EL PASO MERCHANT ENERGY, L.P.

ENGAGE ENERGY US, L.P.

ENRON POWER MARKETING, INC.

KOCH ENERGY TRADING, INC.

MORGAN STANLEY CAPITAL GROUP, INC.

OGE ENERGY RESOURCES, INC.

OKLAHOMA GAS & ELECTRIC COMPANY

PACIFIC GAS AND ELECTRIC ENERGY TRADING

PECO ENERGY COMPANY

PPL ELECTRIC UTILITIES CORPORATION

PPL ELECTRIC UTILITIES CORPORATION

PPL ENERGY PLUS

PUBLIC SERVICE CO. OF COLORADO

RAINBOW ENERGY MARKETING CORP.






                   WHOLESALE                       WHOLESALE           TYPE OF
                    CUSTOMER                       CUSTOMER           AGREEMENT                   CONTRACT DESCIPTION


RELIANT ENERGY SERVICES, INC.                    power marketer  Members Agreement       Western System Power Pool Agreement

SEMPRA ENERGY TRADING CORP.                      power marketer  Members Agreement       Western System Power Pool Agreement

SOUTHERN ILLINOIS POWER COOPERATIVE              power marketer  Members Agreement       Western System Power Pool Agreement

STATOIL ENERGY TRADING, INC.                     power marketer  Members Agreement       Western System Power Pool Agreement

THE ENERGY AUTHORITY                             power marketer  Members Agreement       Western System Power Pool Agreement

TRANSALTA ENERGY MARKETING U.S.                  power marketer  Members Agreement       Western System Power Pool Agreement

TXU ENERGY TRADING COMPANY                       power marketer  Members Agreement       Western System Power Pool Agreement

UTILICORP UNITED, INC.                                iou        Members Agreement       Western System Power Pool Agreement

WILLIAMS ENERGY SERVICES COMPANY                 power marketer  Members Agreement       Western System Power Pool Agreement

ALLEGHENY ENERGY TRADING AND SALES               power marketer  Members Agreement       Western System Power Pool Agreement

ALLIANT SERVICES COMPANY                         power marketer  Members Agreement       Western System Power Pool Agreement

AMERICAN ELECTRIC POWER COMPANY                  power marketer  Members Agreement       Western System Power Pool Agreement

AQUILA POWER CORPORATION                         power marketer  Members Agreement       Western System Power Pool Agreement

CAROLINA POWER & LIGHT COMPANY                        iou        Members Agreement       Western System Power Pool Agreement

CENTRAL ILLINOIS LIGHT CO.                       power marketer  Members Agreement       Western System Power Pool Agreement

CENTRAL ILLINOIS LIGHT CO.                       power marketer  Members Agreement       Western System Power Pool Agreement

CITIZENS POWER SALES LLC                         power marketer  Members Agreement       Western System Power Pool Agreement

CITY OF SIKESTON                                 power marketer  Members Agreement       Western System Power Pool Agreement

COMMONWEALTH EDISON                              power marketer  Members Agreement       Western System Power Pool Agreement

DAYTON POWER & LIGHT COMPANY                     power marketer  Members Agreement       Western System Power Pool Agreement

DELMARVA POWER & LIGHT COMPANY                   power marketer  Members Agreement       Western System Power Pool Agreement

ELECTRIC ENERGY INC                              power marketer  Members Agreement       Western System Power Pool Agreement

ENTERGY POWER MARKETING CORPORATION              power marketer  Members Agreement       Western System Power Pool Agreement

ENTERGY SERVICES,  INC.                          power marketer  Members Agreement       Western System Power Pool Agreement

ILLINOIS MUNICIPAL ELECTRIC AGENCY               power marketer  Members Agreement       Western System Power Pool Agreement

KANSAS CITY POWER & LIGHT COMPANY                power marketer  Members Agreement       Western System Power Pool Agreement

LG&E ENERGY MARKETING, INC.                      power marketer  Members Agreement       Western System Power Pool Agreement

LOUISVILLE GAS & ELECTRIC COMPANY                power marketer  Members Agreement       Western System Power Pool Agreement

MID AMERICAN ENERGY                              power markete   Members Agreement       Western System Power Pool Agreement

MINNESOTA MUNICIPAL POWER AGENCY                 power marketer  Members Agreement       Western System Power Pool Agreement

NORTHERN INDIANA PUBLIC SERVICE COMPANY          power marketer  Members Agreement       Western System Power Pool Agreement

NORTHERN STATES POWER COMPANY                    power marketer  Members Agreement       Western System Power Pool Agreement

SOUTHERN COMPANY ENERGY MARKETING, L.P.          power marketer  Members Agreement       Western System Power Pool Agreement

SOUTHERN COMPANY SERVICES, INC.                  power marketer  Members Agreement       Western System Power Pool Agreement

ST. JOSEPH LIGHT & POWER CO                      power marketer  Members Agreement       Western System Power Pool Agreement

TENNESSEE VALLEY AUTHORITY                       power marketer  Members Agreement       Western System Power Pool Agreement

TRACTEBEL ENERGY MARKETING, INC.                 power marketer  Members Agreement       Western System Power Pool Agreement

VIRGINIA POWER                                   power marketer  Members Agreement       Western System Power Pool Agreement




                   WHOLESALE                       WHOLESALE           TYPE OF
                    CUSTOMER                       CUSTOMER           AGREEMENT


WESTERN RESOURCES, INC.                          power marketer  Members Agreement

WISCONSIN ELECTRIC POWER CO                      power marketer  Members Agreement

ALLEGHENY ENERGY TRADING AND SALES               power marketer  Original Agreement

ALLIANT SERVICES COMPANY                         power marketer  Original Agreement

AMERICAN ELECTRIC POWER COMPANY                  power marketer  Original Agreement

AMERICAN MUNICIPAL POWER-OHIO, INC.              power marketer  Original Agreement

AQUILA POWER CORPORATION                         power marketer  Original Agreement

ARKANSAS ELECTRIC COOPERATIVE CORP.              power marketer  Original Agreement

ASSOCIATED ELECTRIC COOP.                        power marketer  Original Agreement

CARGILL-ALLIANT                                  power marketer  Original Agreement

CAROLINA POWER & LIGHT COMPANY                   power marketer  Original Agreement

CENTRAL & SOUTH WEST SERVICES                    power marketer  Original Agreement

CENTRAL ILLINOIS LIGHT CO.                       power marketer  Original Agreement

CINERGY SERVICES, INC.                                iou        Original Agreement

CITIZENS POWER SALES LLC                         power marketer  Original Agreement

CITY OF COLUMBIA ,MO                             power marketer  Original Agreement

COMMONWEALTH EDISON                              power marketer  Original Agreement

CONSTELLATION POWER SOURCE, INC                  power marketer  Original Agreement

CORAL POWER, LLC                                 power marketer  Original Agreement

DAYTON POWER & LIGHT COMPANY                     power marketer  Original Agreement

DELMARVA POWER & LIGHT COMPANY                   power marketer  Original Agreement

DUKE ENERGY TRADING AND MARKETING, LLC           power marketer  Original Agreement

DUKE POWER COMPANY                               power marketer  Original Agreement

EL PASO MERCHANT ENERGY, L.P.                    power marketer  Original Agreement

ENRON POWER MARKETING, INC.                      power marketer  Original Agreement

ENTERGY POWER MARKETING CORPORATION              power markete   Original Agreement

ENTERGY SERVICES,  INC.                          power marketer  Original Agreement

ILLINOIS POWER COMPANY                           power marketer  Original Agreement

KANSAS CITY POWER & LIGHT COMPANY                     iou        Original Agreement

KOCH ENERGY TRADING, INC.                        power marketer  Original Agreement

LG&E ENERGY MARKETING, INC.                      power marketer  Original Agreement

LOUISVILLE GAS & ELECTRIC COMPANY                power marketer  Original Agreement

MID AMERICAN ENERGY                              power marketer  Original Agreement

MINNESOTA MUNICIPAL POWER AGENCY                 power marketer  Original Agreement

MINNESOTA POWER                                  power marketer  Original Agreement

MORGAN STANLEY CAPITAL GROUP, INC.               power marketer  Original Agreement

NORTHERN INDIANA PUBLIC SERVICE COMPANY          power marketer  Original Agreement




                   WHOLESALE
                    CUSTOMER                                 CONTRACT DESCIPTION


WESTERN RESOURCES, INC.                             Western System Power Pool Agreement

WISCONSIN ELECTRIC POWER CO                         Western System Power Pool Agreement

ALLEGHENY ENERGY TRADING AND SALES                  Ameren Services Company Market Rate Power Sales Tariff

ALLIANT SERVICES COMPANY                            Ameren Services Company Market Rate Power Sales Tariff

AMERICAN ELECTRIC POWER COMPANY                     Ameren Services Company Market Rate Power Sales Tariff

AMERICAN MUNICIPAL POWER-OHIO, INC.                 Ameren Services Company Market Rate Power Sales Tariff

AQUILA POWER CORPORATION                            Ameren Services Company Market Rate Power Sales Tariff

ARKANSAS ELECTRIC COOPERATIVE CORP.                 Ameren Services Company Market Rate Power Sales Tariff

ASSOCIATED ELECTRIC COOP.                           Ameren Services Company Market Rate Power Sales Tariff

CARGILL-ALLIANT                                     Ameren Services Company Market Rate Power Sales Tariff

CAROLINA POWER & LIGHT COMPANY                      Ameren Services Company Market Rate Power Sales Tariff

CENTRAL & SOUTH WEST SERVICES                       Ameren Services Company Market Rate Power Sales Tariff

CENTRAL ILLINOIS LIGHT CO.                          Ameren Services Company Market Rate Power Sales Tariff

CINERGY SERVICES, INC.                              Ameren Services Company Market Rate Power Sales Tariff

CITIZENS POWER SALES LLC                            CIPS Power Sales Tariff

CITY OF COLUMBIA ,MO                                Ameren Services Company Market Rate Power Sales Tariff

COMMONWEALTH EDISON                                 Ameren Services Company Market Rate Power Sales Tariff

CONSTELLATION POWER SOURCE, INC                     Ameren Services Company Market Rate Power Sales Tariff

CORAL POWER, LLC                                    Ameren Services Company Market Rate Power Sales Tariff

DAYTON POWER & LIGHT COMPANY                        Ameren Services Company Market Rate Power Sales Tariff

DELMARVA POWER & LIGHT COMPANY                      Ameren Services Company Market Rate Power Sales Tariff

DUKE ENERGY TRADING AND MARKETING, LLC              Ameren Services Company Market Rate Power Sales Tariff

DUKE POWER COMPANY                                  Ameren Services Company Market Rate Power Sales Tariff

EL PASO MERCHANT ENERGY, L.P.                       Ameren Services Company Market Rate Power Sales Tariff

ENRON POWER MARKETING, INC.                         Ameren Services Company Market Rate Power Sales Tariff

ENTERGY POWER MARKETING CORPORATION                 Ameren Services Company Market Rate Power Sales Tariff

ENTERGY SERVICES,  INC.                             Ameren Services Company Market Rate Power Sales Tariff

ILLINOIS POWER COMPANY                              Ameren Services Company Market Rate Power Sales Tariff

KANSAS CITY POWER & LIGHT COMPANY                   Ameren Services Company Market Rate Power Sales Tariff

KOCH ENERGY TRADING, INC.                           Ameren Services Company Market Rate Power Sales Tariff

LG&E ENERGY MARKETING, INC.                         Ameren Services Company Market Rate Power Sales Tariff

LOUISVILLE GAS & ELECTRIC COMPANY                   Ameren Services Company Market Rate Power Sales Tariff

MID AMERICAN ENERGY                                 Ameren Services Company Market Rate Power Sales Tariff

MINNESOTA MUNICIPAL POWER AGENCY                    Ameren Services Company Market Rate Power Sales Tariff

MINNESOTA POWER                                     Ameren Services Company Market Rate Power Sales Tariff

MORGAN STANLEY CAPITAL GROUP, INC.                  Ameren Services Company Market Rate Power Sales Tariff

NORTHERN INDIANA PUBLIC SERVICE COMPANY             Ameren Services Company Market Rate Power Sales Tariff






                   WHOLESALE                      ORGINATION                       EXPIRATION         DOCKET
                    CUSTOMER                         DATE                             DATE            NUMBER


WESTERN RESOURCES, INC.

WISCONSIN ELECTRIC POWER CO

ALLEGHENY ENERGY TRADING AND SALES                06/18/1999                                        ER99-3527

ALLIANT SERVICES COMPANY                          01/01/1998

AMERICAN ELECTRIC POWER COMPANY                   12/29/1997                                        ER98-1459

AMERICAN MUNICIPAL POWER-OHIO, INC.               11/05/1998                                        ER99-1246

AQUILA POWER CORPORATION                          06/23/1998                                        ER98-3886

ARKANSAS ELECTRIC COOPERATIVE CORP.               08/03/1998                                        ER98-4446

ASSOCIATED ELECTRIC COOP.                         11/06/1997                                        ER98-621

CARGILL-ALLIANT                                   11/16/1998                                        ER99-751

CAROLINA POWER & LIGHT COMPANY                    10/10/1997                                        ER98-215

CENTRAL & SOUTH WEST SERVICES                     05/18/1998                                        ER98-3390

CENTRAL ILLINOIS LIGHT CO.                        08/03/1998                                        ER98-4440

CINERGY SERVICES, INC.                            10/16/1997                                        ER98-428

CITIZENS POWER SALES LLC                          03/22/1995

CITY OF COLUMBIA ,MO                              12/02/1997                                        ER98-1171

COMMONWEALTH EDISON                               02/01/1998                                                   ER98-2013

CONSTELLATION POWER SOURCE, INC                   08/10/1998                                        ER99-1400

CORAL POWER, LLC                                  10/06/1997                                        ER98-215

DAYTON POWER & LIGHT COMPANY                      08/03/1998                                        ER98-4440

DELMARVA POWER & LIGHT COMPANY                    02/23/1999                                        ER99-2460

DUKE ENERGY TRADING AND MARKETING, LLC            06/23/1998                                        ER98-3886

DUKE POWER COMPANY                                08/03/1998                                        ER98-4440

EL PASO MERCHANT ENERGY, L.P.                     12/21/1998                                        ER99-1246

ENRON POWER MARKETING, INC.                       05/25/2000

ENTERGY POWER MARKETING CORPORATION               02/01/1999                                        ER99-1990

ENTERGY SERVICES,  INC.                           08/28/1997                                        ER97-4544

ILLINOIS POWER COMPANY                            02/01/1998                                        ER98-2013

KANSAS CITY POWER & LIGHT COMPANY                 08/17/1998                                        ER99-3529

KOCH ENERGY TRADING, INC.                         05/18/1998                                        ER98-3390

LG&E ENERGY MARKETING, INC.                       09/12/1997                                        ER97-4674

LOUISVILLE GAS & ELECTRIC COMPANY                 08/03/1998                                        ER98-4440

MID AMERICAN ENERGY                               06/01/1998                                        ER98-3324

MINNESOTA MUNICIPAL POWER AGENCY                  06/24/1999                                        ER99-3527

MINNESOTA POWER                                   09/26/1997                                        ER98-24

MORGAN STANLEY CAPITAL GROUP, INC.                11/11/1997                                        ER98-782

NORTHERN INDIANA PUBLIC SERVICE COMPANY           06/19/1998                                        ER99-3528





NORTHERN STATES POWER COMPANY                         iou        Original Agreement

OGE ENERGY RESOURCES, INC.                       power marketer  Original Agreement

OKLAHOMA MUNICIPAL POWER AUTHORITY               power marketer  Original Agreement

PECO ENERGY COMPANY                              power marketer  Original Agreement

PPL ENERGY PLUS                                       iou        Original Agreement

PUBLIC SERVICE ELEC + GAS                             iou        Original Agreement

RAINBOW ENERGY MARKETING CORP.                   power marketer  Original Agreement

RELIANT ENERGY SERVICES, INC.                    power marketer  Original Agreement

SOUTHERN COMPANY ENERGY MARKETING, L.P.          power marketer  Original Agreement

SOUTHERN COMPANY SERVICES, INC.                  power marketer  Original Agreement

SOUTHERN ILLINOIS POWER COOPERATIVE              power marketer  Original Agreement

SOUTHERN INDIANA GAS & ELECTRIC COMPANY               iou        Original Agreement

SOYLAND POWER COOPERATIVE, INC.                  power marketer  Original Agreement

TENASKA POWER SERVICES, COMPANY                  power marketer  Original Agreement

TENNESSEE VALLEY AUTHORITY                       power marketer  Original Agreement

THE DETROIT EDISON COMPANY                            iou        Original Agreement

THE ENERGY AUTHORITY                             power marketer  Original Agreement

TRACTEBEL ENERGY MARKETING, INC.                 power marketer  Original Agreement

TXU ENERGY TRADING COMPANY                       power marketer  Original Agreement

UTILICORP UNITED, INC.                           power marketer  Original Agreement

VIRGINIA POWER                                   power marketer  Original Agreement

WESTERN RESOURCES, INC.                          power marketer  Original Agreement

WILLIAMS ENERGY SERVICES COMPANY                 power marketer  Original Agreement

WISCONSIN ELECTRIC POWER CO                      power marketer  Original Agreement




                   WHOLESALE                                       CONTRACT                                              ORGINATION
                    CUSTOMER                                      DESCRIPTION                                               DATE


NORTHERN STATES POWER COMPANY                          Ameren Services Company Market Rate Power Sales Tariff            01/28/1998

OGE ENERGY RESOURCES, INC.                             Ameren Services Company Market Rate Power Sales Tariff            06/23/1998

OKLAHOMA MUNICIPAL POWER AUTHORITY                     Ameren Services Company Market Rate Power Sales Tariff            08/03/1998

PECO ENERGY COMPANY                                    Ameren Services Company Market Rate Power Sales Tariff            05/18/1998

PPL ENERGY PLUS                                        Ameren Services Company Market Rate Power Sales Tariff            01/22/1999

PUBLIC SERVICE ELEC + GAS                              Ameren Services Company Market Rate Power Sales Tariff            07/25/1999

RAINBOW ENERGY MARKETING CORP.                         Ameren Services Company Market Rate Power Sales Tariff            10/27/1997

RELIANT ENERGY SERVICES, INC.                          Ameren Services Company Market Rate Power Sales Tariff            06/23/1998

SOUTHERN COMPANY ENERGY MARKETING, L.P.                Ameren Services Company Market Rate Power Sales Tariff            06/23/1998

SOUTHERN COMPANY SERVICES, INC.                        Ameren Services Company Market Rate Power Sales Tariff            09/02/1997

SOUTHERN ILLINOIS POWER COOPERATIVE                    Ameren Services Company Market Rate Power Sales Tariff            03/17/1998

SOUTHERN INDIANA GAS & ELECTRIC COMPANY                Ameren Services Company Market Rate Power Sales Tariff            04/06/1999

SOYLAND POWER COOPERATIVE, INC.                        Ameren Services Company Market Rate Power Sales Tariff            01/01/1999

TENASKA POWER SERVICES, COMPANY                        Ameren Services Company Market Rate Power Sales Tariff            06/23/1998

TENNESSEE VALLEY AUTHORITY                             Ameren Services Company Market Rate Power Sales Tariff            12/17/1997

THE DETROIT EDISON COMPANY                             Ameren Services Company Market Rate Power Sales Tariff            08/03/1999

THE ENERGY AUTHORITY                                   Ameren Services Company Market Rate Power Sales Tariff            08/28/1997

TRACTEBEL ENERGY MARKETING, INC.                       Ameren Services Company Market Rate Power Sales Tariff            11/13/1998

TXU ENERGY TRADING COMPANY                             Ameren Services Company Market Rate Power Sales Tariff            11/03/1999

UTILICORP UNITED, INC.                                 Ameren Services Company Market Rate Power Sales Tariff            10/19/1999

VIRGINIA POWER                                         Ameren Services Company Market Rate Power Sales Tariff            11/06/1997

WESTERN RESOURCES, INC.                                Ameren Services Company Market Rate Power Sales Tariff            10/06/1997

WILLIAMS ENERGY SERVICES COMPANY                       Ameren Services Company Market Rate Power Sales Tariff            11/06/1997

WISCONSIN ELECTRIC POWER CO                            Ameren Services Company Market Rate Power Sales Tariff            09/19/1997





                   WHOLESALE                                     EXPIRATION         DOCKET
                    CUSTOMER                                        DATE            NUMBER


NORTHERN STATES POWER COMPANY                                                     ER98-1942

OGE ENERGY RESOURCES, INC.                                                        ER98-3886

OKLAHOMA MUNICIPAL POWER AUTHORITY                                                ER98-4440

PECO ENERGY COMPANY                                                               ER98-3390

PPL ENERGY PLUS                                                                   ER99-1654

PUBLIC SERVICE ELEC + GAS                                                         ER99-3994

RAINBOW ENERGY MARKETING CORP.                                                     ER98-428

RELIANT ENERGY SERVICES, INC.                                                     ER98-3886

SOUTHERN COMPANY ENERGY MARKETING, L.P.                                           ER98-3886

SOUTHERN COMPANY SERVICES, INC.                                                   ER97-4544

SOUTHERN ILLINOIS POWER COOPERATIVE                                               ER98-2552

SOUTHERN INDIANA GAS & ELECTRIC COMPANY                                           ER99-3526

SOYLAND POWER COOPERATIVE, INC.                                                   ER99-1259

TENASKA POWER SERVICES, COMPANY                                                   ER98-3886

TENNESSEE VALLEY AUTHORITY                                                        ER98-1171

THE DETROIT EDISON COMPANY                                                        ER99-4052

THE ENERGY AUTHORITY                                                              ER97-4544

TRACTEBEL ENERGY MARKETING, INC.                                                   ER99-751

TXU ENERGY TRADING COMPANY                                                         ER00-609

UTILICORP UNITED, INC.                                                             ER00-284

VIRGINIA POWER                                                                     ER98-621

WESTERN RESOURCES, INC.                                                            ER98-215

WILLIAMS ENERGY SERVICES COMPANY                                                   ER98-621

WISCONSIN ELECTRIC POWER CO                                                        ER98-242


                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 1.2(b)
                             Non-Assigned Contracts


Retail Contracts


1. Electric Service Agreement for Penn Aluminum International, Inc., dated February 2, 2000.

2. Electric Service Agreement for Cargill, Incorporated, dba Illinois Cereal Mills, dated January 5, 2000.

3. Electric Service Agreement for Champion Laboratories, Inc., dated December 14, 1999.

4.   Electric Service Agreement for Blaw-Knox, dated November 10, 1999.

5.   Electric Service Agreement for The GSI Group, dated November 10, 1999.

6.   Electric Service Agreement for Dickey John, Inc., dated November 8, 1999.

7.   Electric Service Agreement for Principia College, dated November 4, 1999.

8. Electric Service Agreement for Titan Wheel Corporation of Illinois, dated October 29, 1999.

9.   Electric Service  Agreement for Siemer Milling  Company,  dated October 29,
     1999.

10. Electric Service Agreement for Trailmobile Trailer LLC, dated October 28, 1999.

11. Electric Service Agreement for Archer Daniels Midland Company dated September, 1999.

                              Electric Energy Inc.

                Transfer of CIPS Entitlement to Power and Energy
                       To Ameren Energy Marketing Company


         Central Illinois Public Service Company (CIPS) is a signatory to a Power Supply Agreement between Electric Energy, Incorporated and the Sponsoring Companies, dated September 2, 1987 as amended. In its Notice of Transfer Generating Assets and Entry in Various Agreements Pursuant to Section 16-111(g) of the Illinois Public Utilities Act, approved by the Illinois Commerce Commission on October 12,1999, CIPS indicated that Ameren Energy Marketing Company would assume the rights to power and energy under the EEInc. Power Sale Agreement.

         The transfer is expected to be accomplished by a resale of the power and energy by CIPS to Ameren Energy Marketing Company. A draft PSA is being circulated together with a draft filing letter to the Federal Energy Regulatory Commission. Although it is not expected that the PSA will be signed at the pre-closing on April 27, 2000, the item is expected to be ready to file on or before May 1, 2000 so as to become effective that date.

                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 1.3(a)
                                Required Consents

Assignability and Consents

     The Acquired Assets, including Contracts, Permits and Lease Agreements (but excluding leases of office equipment involving future payments of less than $500,000 in the aggregate), which are non-assignable or non-transferable or cannot be subleased to Transferee without the consent of some Person, are identified on Schedule 5.1(d).

Regulatory Approvals

     The following is a list of all necessary approvals of any Governmental Authority for the transfer of assets:

     Illinois Commerce Commission: On October 12, 1999, AmerenCIPS obtained approval to transfer its generating assets and associated liabilities pursuant to 220 ILCS ss.5/16-111(g) as further described in the Notice filed in Case No. 99-0398 and 99-0389. In addition, on February 1, 2000, Case No. 99-0597, the Illinois Commerce Commission issued its determination under Section 32(c) of the Public Utility Holding Company Act of 1935 (15 U.S.C. ss.79z-5a (c)) that the proposed transfer of generation facilities was in the public interest, would benefit customers and did not violate any state law.

     Federal Energy Regulatory Commission: The following approvals have been obtained from FERC in connection with this transaction: (a) transfer of jurisdictional assets under Section 203 of the Federal Power Act (Order dated November 15, 1999, Case No. EC99-108-000); (b) AmerenCIPS-Marketing Company Power Supply Agreement (Order dated February 9, 2000, Case No. ER00-816-000);
(c) Amendment to Joint Dispatch Agreement (Order dated November 3, 1999 Case No. ER99-4115-000); (d) Certification of Genco as Electric Wholesale Generator (Application filed on March 23, 2000 Case No. EG00-117-000); and (e) Genco-Marketing Company Power Supply Agreement (Order dated February 9, 2000 Case No. ER00-816-000).

     Securities and Exchange Commission: Approval of the Securities and Exchange Commission is not necessary. The transaction is exempt from prior approval requirements of the Public Utility Holding Company Act of 1935 set forth at 15 U.S.C.ss.79z-5a.

     Missouri Public Service Commission: Under Section 32(c) of the 15 U.S.C. ss.79z-5a (c), each state commission having jurisdiction over rates and charges of a public utility subsidiary of a registered public utility holding company must find that the proposed transfer will benefit consumers, is in the public interest and does not violate state law. The Missouri Public Service Commission issued its Order in Case No. EA-2000-37 making these determinations on January 13, 2000.

     Illinois EPA: Illinois EPA approval is needed to assign various permits associated with the properties to be transferred. A list of the permits affected by the Asset Transfer Agreement at or before the effective date of the transfer is listed on Schedule 5.1(e).

     Federal Communications Commission: A list of the FCC licenses affected by the Asset Transfer Agreement at or before the effective date of the transfer is attached hereto as Schedule 1.3(a) - 1.

                            ASSET TRANSFER AGREEMENT
                              SCHEDULE 1.3 (a) - 1
    FCC Transfer of Control Associated with Ameren Energy Generating Company

Item   Call Sign                         Location                       TYPE

1      WPLY954      Coffeen, Grand Tower, Hutsonville,                  VHF
                         Meredosia, Newton
2      WPMM651      Coffeen, Grand Tower, Hutsonville,                  UHF
                         Meredosia, Newton (900 MHz)
3      KNNJ879      Statewide Portables (900 MHz)                       UHF

4      KD46213      Coffeen Crane                                       UHF

5      WYP671       Coffeen RPTR                                        UHF

6      KD53036      Grand Tower Crane                                   UHF

7      WNXG950      Hutsonville Crane                                   UHF

8      WNGX393      Hutsonville Pager                                   UHF

9      WNXB545      Meredosia Crane                                     UHF

10     WCZ7086      Meredosia Ship Radio                                VHF

11     WNVQ932      Newton Crane                                        UHF

12     KYJ478       Newton RPTR (C)                                     UHF

13     KZX617       Newton RPTR (O)                                     UHF

14     KNAU609      Newton System (NA)                                  UHF

15     KNGU928      Coffeen RPTR                                        UHF

16     KC8351       Portabe 150 MHz (Coffeen only)                      VHF

                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 2.1(a)
                              Assumed Indebtedness


Assumed Indebtedness

         None

Assumed Liabilities

         See attached Balance Sheet of Ameren Energy Generating Company as of May 1, 2000 (to be furnished within sixty (60) days after May 1, 2000).


                        AMEREN ENERGY GENERATING COMPANY
                                  BALANCE SHEET
                                   May 1, 2000


Assets
Property and Plant, at original cost:
                             Electric plant                                    $  1,279,098,330
                             Less accumulated depreciation and amortization         651,983,986
                                                                                    627,114,344
                             Construction work in progress                            8,095,231
                        Total property and plant, net                               635,209,575
Other Assets:
                             Accumulated deferred income taxes                      218,996,000
                             Other                                                       24,664
                        Other assets                                                219,020,664
Current Assets:
                             Cash and cash equivalents                                6,409,043
                             Other accounts and notes receivable                          2,000
                             Materials and supplies, at average cost -
                                 Fossil fuel                                         34,285,704
                                 Other                                               19,520,033
                             Other current assets                                     2,765,691
                        Total current assets                                         62,982,471

Total Assets                                                                    $   917,212,710

Capital and Liabilities
Capitalization:
                             Common stock                                         $       2,000
                             Retained earnings                                            (750)
                                 Total common stockholder's equity                        1,250
                             Intercompany notes payable                             505,349,858
                        Total capitalization                                        505,351,108
Current Liabilities:
                             Current maturity of note payable                        43,544,199
                             Accounts and wages payable                               6,541,580
                             Intercompany notes payable                                 200,000
                             Taxes accrued                                            2,732,112
                             Other                                                      618,995
                        Total current liabilities                                    53,636,886
Accumulated Deferred Income Taxes                                                   117,696,609
Accumulated Deferred Investment Tax Credits                                          19,727,865
Intercompany Tax Payable                                                            218,996,000
Other Deferred Credits and Liabilities                                                1,804,242

Total Capital and Liabilities                                                   $   917,212,710


Note: In June, 2000, Cash and Notes Payable were increased by $2,732,112 to reimburse Ameren Energy Generating Company for property taxes accrued prior to May 1, 2000.

                            ASSET TRANSFER AGREEMENT
                           SCHEDULE 3.1 (AS ADJUSTED)

                                 PROMISSORY NOTE


$551,626,169                                                         May 1, 2000
                                                             St. Louis, Missouri

     FOR VALUE RECEIVED, the undersigned, Ameren Energy Generating Company (the "Maker"), promises to pay to the order of Central Illinois Public Service Company, d/b/a/ AmerenCIPS (the "Payee"), in lawful money of the United States of America, in immediately available funds at the principal business address of the Payee, 607 E. Adams Street, Springfield, Illinois 62739, or at such other location as the Payee may designate from time to time in writing, the principal amount of $551,626,169 (subject to adjustment as provided in the Asset Transfer Agreement hereinafter referred to), together with interest thereon as provided in this Note at a rate per annum (computed on the basis of a 360-day year consisting of twelve 30 day months) equal to seven percent (7%), payable as provided herein; provided that the final payment of principal and interest hereon shall be due not later than May 1, 2005.

     Payments of principal and interest on this Note shall be made in accordance with Schedule I to this Note attached hereto and subject to the attached statement of subordination.

     This Note is the Note referred to in and executed and delivered pursuant to the Asset Transfer Agreement of even date by and between the Maker as Transferee and the Payee as Transferor (the "Asset Transfer Agreement").

     Upon receiving the prior written consent of the Payee, the Maker shall have the right to prepay the principal amount of this Note, in whole or in part, without premium or penalty. All partial prepayments shall be applied first to accrued interest under this Note and then to principal installments in the reverse order of their maturity.

     The Maker shall be in default under this Note upon the occurrence of any of the following events of default (an "Event of Default"):

     (a) default in the payment of any installment of the principal or interest on this Note, which default, continues unremedied for a period of ten days after notice of default shall have been received by the Maker from the Payee;

     (b) the Maker fails to make any payment in respect of any indebtedness or contingent obligation having an aggregate principal amount of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure;

     (c) any breach of the provisions under the Asset Transfer Agreement or the Joint Dispatch Agreement, subject to any periods of cure thereunder, by the Maker; and

     (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Maker or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership, or similar law now or hereafter in effect or
          (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Maker or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered.

     Upon the occurrence of an Event of Default, and at any time thereafter as long as such Event of Default shall be continuing, the Payee may declare all liabilities and obligations of the Maker to the Payee immediately due and payable and the same shall thereupon become immediately due and payable without any further action on the part of the Payee.

     This Note shall not be assigned by the Maker without the prior written consent of the Payee. This Note shall bind the Maker and its successors and assigns, and the benefits hereof shall inure to the benefit of the Payee and its successors and assigns. All references herein to the "Maker" and "Payee" shall be deemed to apply to the Maker and the Payee, respectively, and to their respective successors and assigns.

     The Maker (and the endorser, guarantor or surety hereof) hereby waives presentment, demand, protest and notice of any kind. No failure to exercise and no delay in exercising any rights hereunder on the part of the Payee shall operate as a waiver of such rights.

     The validity, interpretation and enforcement of this Note shall be governed by the laws of the State of Illinois without giving effect to the conflict of laws principles thereof.

     IN WITNESS WHEREOF, the Maker has caused this Note to be executed and delivered by the Maker's duly authorized person as of the date first set forth above.

                                            AMEREN ENERGY GENERATING COMPANY,
                                            an Illinois corporation.

                                            By:
                                                ----------------------------
                                                     Jerre E. Birdsong

                                   SCHEDULE I

SCHEDULE OF PRINCIPAL AND INTEREST PAYMENTS ON PROMISSORY NOTE

Payments of principal are due on May 1 of each year. Payments of interest are due on May 1, August 1, November 1, and February 1 of each year commencing August 1, 2000. Amounts payable are subject to adjustment as provided in the Note and the Asset Transfer Agreement dated as of May 1, 2000


    Period Ending           Principal Payment           Interest Payment


       8/1/00                                            $ 9,653,458.00

       11/1/00                                           $ 9,653,458.00

       2/1/01                                            $ 9,653,458.00

       5/1/01                  $ 39,925,324              $ 9,653,458.00

       8/1/01                                            $ 8,954,765.00

       11/1/01                                           $ 8,954,765.00

       2/1/02                                            $ 8,954,765.00

       5/1/02                  $ 42,720,096              $ 8,954,765.00

       8/1/02                                            $ 8,207,163.00

       11/1/02                                           $ 8,207,163.00

       2/1/03                                            $ 8,207,163.00

       5/1/03                  $ 45,710,504              $ 8,207,163.00

       8/1/03                                            $ 7,407,229.00

       11/1/03                                           $ 7,407,229.00

       2/1/04                                            $ 7,407,229.00

       5/1/04                  $ 48,910,240              $ 7,407,229.00

       8/1/04                                            $ 6,551,300.00

       11/1/04                                           $ 6,551,300.00

       2/1/05                                            $ 6,551,300.00

       5/1/05                  $374,360,003              $ 6,551,300.00

                           STATEMENT OF SUBORDINATION

     The indebtedness evidenced by this Note shall be subordinate and junior to any and all indebtedness, except that certain promissory note dated June 30, 2000 to Ameren Corporation in the amount of $50,000,000 (hereafter referred to as "Senior Debt") of Maker, now existing or hereafter incurred, in respect of
(i) borrowings (including renewals and extensions thereof) from any one or more banks, insurance companies, pension or profit sharing trusts, or other financial institutions whether secured or unsecured, and (ii) all other borrowings incurred, assumed or guaranteed by Maker, at any time, before or after the date of this Note, evidenced by a note, debenture, bond or other similar instrument (including capitalized lease and purchase money obligations, and/or for the acquisition (whether by way of purchase, merger or otherwise) of any business, real property or other assets (except assets acquired in the ordinary course of business) but excluding obligations other than for borrowed money including trade payables and other obligations to general creditors), except indebtedness which, by its terms or the terms of the instrument creating or evidencing it, provides that such indebtedness is not superior in right of payment to the payment of principal of or any interest on this Note, or that such indebtedness is subordinated to all other indebtedness of the Maker. Notwithstanding any other provision of this Note, "Senior Debt" shall include refinancings, renewals, extensions or refundings of the indebtedness described in clauses (i) and (ii) above. "Subordinate and junior" as used herein shall mean that in the event of:

              (a) any default in, or violation of, the terms or covenants of any Senior Debt, including, without limitation, any default in payment of principal of, or premium, if any, or interest on, any Senior Debt whenever due (whether by acceleration of maturity or otherwise), and during the continuance thereof, or

              (b)  the  institution  of  any   liquidation,   dissolution,
         bankruptcy, insolvency, reorganization or similar proceeding relating to Maker, its property or its creditors as such,

the holder of this Note shall not be entitled to receive any payment of principal of, or premium, if any, or interest on, this Note until all amounts owing in respect of Senior Debt (matured and unmatured) shall have been paid in full; and from and after the happening of any event described in clause (c) of this paragraph, all payments and distributions of any kind or character (whether in cash, securities or property) which, except for the subordination provisions hereof, would have been payable or distributable to the holder of this Note (whether directly or by reason of this Note's being superior to any other indebtedness), shall be made to and for the benefit of the holders of Senior Debt (who shall be entitled to make all necessary claims therefor) in accordance with the priorities of payment thereof until all Senior Debt (matured and unmatured) shall have been paid in full. Upon the happening of any event described in clauses (a) or (b) of this paragraph, all Senior Debt shall (at the option of the holder thereof and subject to the terms thereof) become immediately due and payable in full. No act or failure to act on the part of Maker, and no default under or breach of any agreement of Maker, whether or not herein set forth, shall in any way prevent or limit the holder of any Senior Debt from enforcing fully the subordination herein provided for, irrespective of any knowledge or notice which such holder may at any time have or be charged with. So long as any Senior Debt shall be outstanding, Maker shall not, without the prior written consent of all holders thereof except as may be otherwise agreed to by such holders in such instruments, (i) pay any amount in respect of principal of this Note prior to the stated maturity thereof or purchase or redeem this Note in whole or in part, except as may be otherwise expressly required herein or (ii) alter or amend any of the terms of this paragraph. Maker and the holder hereof agree not to alter, amend or waive any of the terms of this Note or any right in respect thereto in any manner which might adversely affect the holders of Senior Debt without the prior written consent of all such holders except as may be otherwise agreed to by such holders in such instruments. Without limiting the above, any alteration, amendment or waiver providing for full or partial payment, purchase or redemption hereof, by Maker at any time other than as originally set forth herein, shall be deemed to adversely affect the holders of Senior Debt. Anything hereinabove to the contrary notwithstanding, in the event that any payment or distribution is made with respect to the indebtedness evidenced by this Note in violation of the terms hereof, any holder hereof receiving such payment or distribution shall hold it in trust for the benefit of, and shall remit it to, the holders of Senior Debt then outstanding in accordance with the priorities of payment thereof. The provisions of this paragraph are solely for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holder of this Note on the other hand, and nothing herein shall impair, as between Maker and the holder of this Note, the obligation of Maker, which is unconditional and absolute, to pay to the holder hereof the principal hereof, and the premium, if any, and interest hereon, in accordance with the terms hereof nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights, if any, under this paragraph of holders of Senior Debt. Any instrument defining the terms of any Senior Debt may include subordination provisions in respect of this Note and, in such case, in the event of any inconsistency between the terms of the subordination provisions of such Senior Debt instrument and the subordination provisions herein, the terms of the subordination provisions of such Senior Debt instrument shall govern.

     This statement of subordination is hereby made a part of the attached Note as if set forth in full therein.

                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 4.2(f)
                Existing Indebtedness to be Discharged by Closing

         The Real Property, Fixed Assets and Inventory and other property to be transferred is subject to the lien of the Mortgage Indenture dated October 1, 1941, as amended from Central Illinois Public Service Company to U.S. Bank Trust National Association, successor trustee (the "Mortgage"). Transferor shall deliver all necessary documentation, including executed and recordable release deeds, necessary to provide for the release of all Acquired Assets from the lien of the Mortgage. Central Illinois Public Service Company shall not be required to otherwise discharge the Mortgage.

                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(c)
                          Title to the Acquired Assets


         See the description of the Mortgage in Schedule 4.2(f).


                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                   Contracts

         Name of Company                    Date of Contract            Purpose                  Consent Required  Consent Received
         ---------------                    ----------------           -------                   ----------------  ----------------

1.       Exxon Coal USA, Inc.                   1/1/00             Sale and purchase of coal             No

2.       Varion                                10/4/99             Customer support agreement            Yes             Yes

3.       Pacific Scientific Service, Inc.         --               Service Agreement for                 No
                                                                    Counter Sensor CALTYPE

4.       Lucent Technologies                   12/5/98             Service Agreement for telephone       Yes             Tes
                                                                    system at Coffeen

5.       Lucent Technologies                   12/5/98            Service Agreement for telephone       Yes              Yes
                                                                   system at Grand Tower

6.       Lucent Technologies                   12/5/98            Service Agreement for telephone       Yes              Yes
                                                                   system at Newton

7.       Lucent Technologies                   12/5/98            Service Agreement for telephone       Yes              Yes
                                                                   system at Meredosia

8.       Lucent Technologies                   12/5/98            Service Agreement for telephone       Yes              Yes
                                                                   system at Hutsonville

9.       Siebe Environmental Controls          7/30/99            Maintenance of Barber-                No
                                                                   Colman Network 8000 (1) LCM

10.      Trans-Ash                              1/1/99            Ash management services               Yes



                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts

         Name of Company                    Date of Contract            Purpose                  Consent Required  Consent Received
         ---------------                    ----------------           -------                   ----------------  ----------------


11.      Trans-Ash                             7/1/98             Coal combustion product usage        No
                                                                    agreement

12.      Transport Capital LLC                 10/1/98            CIPS NCUX Railcar Lease              Yes

13.      Trinity Rail Management               9/17/98            CIPS NCUX Rail Car                   Yes
                                                                    Maintenance Agreement

14.      Illinois Central Railroad Company      1/1/98            Rail Transportation Agreement        Yes
                                                                    STB-IC-C-8015

15.       Burlington Northern Santa Fe          4/18/00           Transportation of coal               No
         (BNSF)                                                     from Wyoming Powder River
                                                                    Basin for Meredosia and Newton
                                                                    BNSF-C-12172

16.            Chicago and North Western       11/27/85           Transportation of coal               No
         Transportation Company                                     from Monterey, No. 1 Mine, IL
         Norfolk and Western Railway Co.                            To Coffeen Power Plant
                                                                    ILLCC-CNW-C-0052

17.      Soo Line Railroad Company             12/22/92          Transportation of coal from           No
         Indiana Rail Road Company                                  Black Beauty Coal Company
                                                                    For Newton-2 Power Plant
                                                                    ICC-SOO-C-8909 and CPRS-C-134219



                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)




         Name of Company                    Date of Contract            Purpose                  Consent Required  Consent Received
         ---------------                    ----------------           -------                   ----------------  ----------------

18.       AllWaste Environmental               2/24/95           Gritblasting, hyroblasting,           Yes              Yes
            Services, n/k/a Phillips Services                     vacuuming and deslagg services

19.      Goedecke                              5/20/97           Service and repair of five (5)        Yes              Yes
                                                                  Linden-Alimak Hoists at Newton

20.      Safety Resources, Inc.                7/15/97           Safety inspection services - Newton   No

21.      Cooperative Fisheries Research         8/4/97           Biological study on Newton Lake       No
         Laboratory SIU

22.      Illinois Dept. of Natural Resources   3/11/99           Management of public use              No
                                                                  activities

23.      Sargent & Lundy Engineers             6/23/89           Consultation and engineering          No
                                                                  services

24.      Turbine Consultants, Inc.             8/28/89           Turbine inspection/analysis work      Yes              Yes

25.      Arkwright Mutual Insurance Co.        2/26/93           Authorized inspection services        No

26.      Anderson Electric, Inc.                4/2/93           Electrical services                   Yes              Yes

27.      City of Greenville                    10/6/76           Water supply at Coffeen Station       No





                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts

         Name of Company                    Date of Contract            Purpose                  Consent Required  Consent Received
         ---------------                    ----------------           -------                   ----------------  ----------------

28.      Halliburton Industrial Service        8/25/86            Industrial cleaning at Power Station Yes              Yes
         n/k/a HydroChem

29.      Dowell Schlumber, Inc.                8/25/86            Industrial cleaning at Power Station Yes              Yes
         n/k/a HydroChem

30.      White and Brewer Trucking Co.         2/16/96            Deposit of fly ash, coal combustion  No
                                                                    by-products and non-hazardous
                                                                    materials

31.      King Cut, Incorporated                 2/1/96            Sale and purchase of slag from       No
                                                                   Coffeen Station

32.      Westinghouse Electric Corp.           5/24/96            Purchase of DAS and Control          Yes              Yes
                                                                   Upgrade

33.      Envotech-Illinois LLC                  8/8/97            Disposal and transportation of       No
                                                                   waste materials

34.      Soo Line Railroad Company            12/20/95            Rebates to CIPS for annual coal      No
         Indiana Rail Road Company                                 deliveries more than a certain
                                                                   tonnage
                                                                   ICC-CPRS-C-19320



                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts
         Coffeen - Licenses


         Name of Company                    Date of Contract            Purpose         Consent Required  Consent Received
         ---------------                    ----------------            -------         ----------------  ----------------

1.       William L. Brackett                   8/2/83             Farming $100 A             No

2.       William L. Brackett                   8/2/83             Farming $10 A              No

3.       William L. Brackett                   8/2/83             Farming $60                No

4.       William L. Brackett                   8/25/78            Farming $650               No

5.       Roy Bohle                             8/13/92            Mowing                     No

6.       Dean Huber                             8/2/83            Farming                    No

7.       Michael Huber                         11/1/83            Farming                    No

8.       Mike Shelton                          8/12/83            Farming                    No

9.       Jimmy Ricke                           10/3/85            Farming $80 A              No

10.      Jimmy Ricke                           6/30/83            Farming $50                No

11.      C.O. Snider                            8/4/83            Farming                    No

12.      General Telephone Co. of Illinois    10/13/75            Underground cable          No




                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts

         Name of Company                    Date of Contract            Purpose         Consent Required  Consent Received
         ---------------                    ----------------            -------         ----------------  ----------------

13.      GTE North Incorporated                3/8/89             Communications             No
                                                                   systems

14.      Village of Donnellson                1/11/78             Water main                 No





                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts
         Coffeen - Easements

         Name of Grantor                Date of Easement       Purpose                   Consent Required          Consent Received

1.       Consolidated Coal Company          9/9/83           Two sets of tracks                 No


2.       Illinois Power Company             4/28/70           Partial Assignment                No
                                                               of Easement

3.       Illinois Power Company             4/28/70           Assignment of                     No
                                                               Easement

4.       The New York Chicago and           7/16/63           Construction of dam               No
         St. Louis Railroad Company                            inundated lands

5.       Consolidation Coal Company         9/26/63           Roadway easement                  No

6.       Consolidation Coal Company         6/26/63           Use of shoreline                  No

7.       Consolidation Coal Company          5/2/63           Subordinate surface               No
                                                               rights; waive claims

8.       McCartin & McAuliffe               11/6/63           Assignment of                     No
         Mechanical Contractor, Inc.                           Waterline Easement

9.       Consolidation Coal Company         8/8/68            Electric transmission line        No




                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts
         Coffeen - Easements

         Name of Grantor                Date of Easement       Purpose                   Consent Required          Consent Received

10.      Andrew P. Duncan, Dan A.           11/4/83           Roadway                           No
         & Sophia L. Duncan

11.      Illinois Power Company             6/18/80           Electric transmission line        No

12.      Illinois Power Company             7/23/69           Electric transmission line        No

13.      Illinois Power Company             8/23/66           Electric transmission line        No

14.      Illinois Power Company             7/7/65            Electric transmission line        No

15.      General Telephone Company          4/23/73           Communications lines              No

16.      People of the State of Illinois    5/27/75           Road Dedication                   No

17.      Consolidation Coal Company          5/3/77           Roadway                           No

18.      Montgomery County Water            8/24/99           Waterline                         No
         Co., Inc.





                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts
         Coffeen - Easements

         Name of Grantor                Date of Easement       Purpose                   Consent Required          Consent Received

19.      Montgomery County Water            6/1/99            Waterline                         No.
20.      City of Coffeen                    5/13/83           Waterline                         No



         Agreements

         Name of Company                Date of Agreement      Purpose                   Consent Required          Consent Received

1.       State of Illinois acting by and    7/2/86            Conservation & public             No
         Through the Dept. of Conservation                     recreation
         (n/k/a IL Dept. of Natural Resources)

         Amended                            9/30/88           Extend area of leased             No
                                                               Premises

         Amended                            11/11/89          Extend area of leased             No
                                                               Premises

         Amended                            6/11/91           Extend area of leased             No
                                                               Premises

         Amended                            9/12/91           Extend area of leased             No
                                                               Premises




                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts

         Agreements

         Name of Company                Date of Agreement      Purpose                   Consent Required          Consent Received

         Amendment #4                       10/1/95           Procedure for modifications      No
                                                               Annual Mgmt Agreement

         Amendment #5                       8/20/96           Construct boat dock; extend      No
                                                               Expiration date to 6/30/2021

         Amendment #6                       6/30/97           Termination considerations       No



                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts

         Grand Tower - Licenses

         Name of Company                Date of Agreement      Purpose                   Consent Required          Consent Received

1.       Arthur Ward                        8/10/92           Mowing                           No

2.       Gary Hileman                       12/20/88          Farming $150A                    No


         Easements

         Name of Company                Date of Agreement      Purpose                   Consent Required          Consent Received


1.       Illinois Commercial Telephone Co.  7/5/39            Telephone cable poles            No

2.       Illinois Commercial Telephone Co.  3/16/44           Telephone system                 No

3.       Texas Illinois Natural Gas         4/23/51           Three pipelines                  No
         Pipeline Company

4.       Union Electric Company             5/20/70           Tower cables                     No
         (easement and agreement)

5.       People of the State of Illinois    8/14/64           Highway dedication               No




                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts

         Name of Company                Date of Agreement      Purpose                   Consent Required          Consent Received

1.       Bunge Corporation                  4/5/88            Ingress/egress                   No

2.       Illinois Central Railroad Co.      1/9/50            Stop log closure structure       No

3.       Grand Tower Drainage               8/19/48           Levee                            No
         and Levee District
         (RW release/agreement)


         Agreements

         Name of Company                Date of Agreement      Purpose                   Consent Required          Consent Received


1.       The Illinois Central Railroad Co.  10/18/48          Spur track                       No

2.       The Illinois Central Railroad Co.  6/10/55           Spur track                       No

3.       The Illinois Central Railroad Co.  4/12/49           Spur track                       No



                                                       ASSET TRANSFER AGREEMENT
                                                            SCHEDULE 5.1(d)
                                                                       Contracts


         Hutsonville - Licenses

         Name of Licensee               Date of License        Purpose                   Consent Required          Consent Received


1.       Daron Wampler and                  1/27/98           10" waterline                   No
         Duane Wampler

2.       Byrl Mehler and Sons               12/5/96           Farming                         No


         Easements

         Name of Grantee                Date of Easement       Purpose                   Consent Required          Consent Received

1.       Hutsonville Telephone Co.          3/27/39           Telephone cable                    No

2.       Town of Hutsonville                 4/7/55           Highway                            No

3.       Town of Hutsonville                1/30/62           Highway                            No


         Leases

         Name of Lessor                 Date of Lease          Purpose                   Consent Required          Consent Received

         Betty J. Landrith                  7/14/93           Storage $600 Mo.                   No



                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts
Meredosia - Easements

         Name of Grantee                Date of Easement       Purpose                   Consent Required          Consent Received

1.       People of the State of Illinois    12/8/41             Highway dedication              No

2.       Texas-Empire Pipe Line Co.         7/31/45             Pipeline                        No

3.       W.R. Grace & Co.                   8/8/61              Roadway terminal pipeline       No
         (Easement and Agreement)

         Agreements

         Name of Company                Date of Agreement      Purpose                   Consent Required          Consent Received

1.       Norfolk & Western Railway          6/12/58             Private grade crossing          Yes
         Company, f/k/a Wabash Railroad Co.

2.       Norfolk & Western Railway          4/28/58             Private side track              Yes
         Company, f/k/a Wabash
         Railroad Company

3.       National Starch and Chemical       1/1/95              Railroad siding                 No
         Corporation (Lease Agreement
         CIPS Lessor)

4.       Norfolk & Western Railway          2/7/42              Private side track              No
         Company, f/k/a Wabash Railroad Co.



                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts
         Newton- Leases

         Name of Lessee                 Date of Lease          Purpose                   Consent Required           ConsentReceived

1.       Mike Fehrenbacher                   3/1/98             IDOC Hunting Program               No

2.       Ronald Johnson                      3/1/98             IDOC Hunting Program               No

3.       Harold Rauch                        3/1/98             IDOC Hunting Program               No

4.       Jim Stewart                         3/1/98             IDOC Hunting Program               No

5.       Jerry Sparks                        3/1/98             IDOC Hunting Program               No

6.       Bud Schackman                       3/1/98             IDOC Hunting Program               No

7.       Mike Elmore                        12/1/98             Agricultural                       No

8.       Kent Klier                         12/1/98             Agricultural                       No

9.       Ralph Emmerich                     9/15/95             Agricultural                       No

10.      Hetzer Farms, Inc.                 9/15/95             Agricultural                       No

11.      Rosa Bixter                        9/15/95             Agricultural                       No

12.      Lee Elmore                         9/15/95             Agricultural                       No





                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts

         Name of Lessee                 Date of Lease          Purpose                   Consent Required           ConsentReceived

13.      Bobby Story (2 leases)              9/15/95           Agricultural                        No

14.      Kennedy Agri Corp.                 10/13/95           Agricultural                        No

15.      Walter Lambird                      9/15/95           Agricultural                        No

16.      Wendell Reed                        9/15/95           Agricultural                        No

17.      Jerry Sparks                        10/17/95          Agricultural                        No

18.      Wayne Sparks                        9/15/95           Agricultural                        No

19.      Kent Klier                          9/15/95           Agricultural                        No

20.      Paul Johnson                        9/15/95           Agricultural                        No

21.      Ronald Johnson                      8/5/98            Crop share lease                    No

22.      Harold Rauch                        2/1/99            Crop share lease                    No

23.      Jim Stewart                         12/1/98           Crop share lease                    No

24.      Jerry Sparks                        3/12/98           Crop share lease                    No



         Name of Lessee                 Date of Lease          Purpose                   Consent Required           ConsentReceived

25.      Bud Schackman                       3/25/99            Crop share lease                   No

26.      Mike Fehrenbacher                   3/25/99            Crop share lease                   No



                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts
         Newton - Licenses

         Name of Lessee                 Date of Lease          Purpose                   Consent Required           ConsentReceived

1.       Willow Hill Grain, Inc.            10/20/97          Railroad trackage                  No

2.       E. J. Water Corporation            6/24/92           Waterline                          No

3.       General Telephone Company          10/3/75           UG cables                          No

4.       Norris Electric Cooperative        6/12/89           Electric service                   No


         Easements

         Name of Grantee                Date of Easement       Purpose                   Consent Required           Consent Received

1.       E. J. Water Corporation            4/25/97           Waterline                          No

2.       E. J. Water Corporation            3/27/97           Waterline                          No

3.       Norris Electric Cooperative        8/10/76           Electric transmission              No

4.       Town of South Muddy                11/5/74           Roadway                            No

5.       County of Jasper                   11/5/74           Roadway                            No



                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts
Agreements

         Name of Company                Date of Agreement      Purpose                   Consent Required           Consent Received

1.       First National Bank, Mattoon, IL   3/15/73           Farm management                    No

2.       First National Bank, Mattoon, IL   2/24/76           Farm management revised            No

3.       Norris Electric Cooperative        5/20/76           High side metering                 No

4.       Norris Electric Cooperative         4/7/73           Line relocation                    No

5.       Town of South Muddy                11/5/74           Roadway                            No

6.       Illinois Dept. of Conservation     3/14/79           Public use of lake and property    No

7.       Illinois Dept. of Conservation     8/10/81           Add property amendment             No

8.       Illinois Dept. of Conservation     8/16/94           Create management agreement        No

9.       State of Illinois IDNR              8/5/98           Management agreement               No
                                                               specific uses

10.      Norris Electric Cooperative         2/8/75           Release right of way               No

11.      Edward E. Rue                     12/10/81           Oil and gas lease                  No




                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts
Agreements


12.      Design Nine, Inc.                  2/28/00           Engineering and related support    No
services for design of railroad lead
track at Newton Plant


                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                    Contracts
         Pittsfield, Pike County, Illinois - Leases

         Name of Lessor                 Date of Agreement      Purpose                   Consent Required           Consent Received

1.       Elmer Yakley                       6/18/91           Compressed Air Energy              No
                                                               Storage (CAES) Project
         (NOW)

         Karen Sue Puckett and
         Karen Sue Puckett as Trustee
         Of the Victor Callendar Trust
         Number 2


                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                 Purchase Orders

Coal Supply Agreements:

     1.   CIPS/Exxon agreement dated 1/1/00
     2.   Viking & Miller Creek PO#323270
     3.   Creek Paum PO#323287

Coal Transportation Agreements:

     1.   BNSF-C-12172 PRB to Sauget, UPRR in St. Louis or ICRR in Centralia
     2.   ILLCC-CNW-C-0052 Monterey #1 to Coffeen
     3.   STB-IC-8015-PRB coal to Newton
     4.   ICC-SOO-C-8909 Black Beauty coal to Newton
     5.   CPRS-C-134219 PRB coal Chicago to Newton
     6.   Truck transport Exxon to Meredosia PO#323298
     7.   Truck transport from Miller Creek and Viking mines PO#323294
     8.   ICC-CPRS-C-19320 Allowance contract

Other Agreements:

     1.   Transport Stonesand to Coffeen PO#310142
     2.   Stonesand for Coffeen PO#323229
     3.   CIPS NCUX Railcar Lease
     4.   CIPS NCUX Railcar Maintenance
     5.   Trans-Ash &  Hutsonville  Ash  non-circumvention  agreement  effective
          7/1/98
     6. Trans-Ash & Hutsonville coal combustion product usage agreement effective 1/1/99
     7.   CIPS/King Cut Slag sale & purchase agreement effective 2/1/96
     8.   Railcar inspection services PO#331905


                          Open CIPS Generation Blankets
                                 As of 4/26/2000


               Vendor                         PO#        Exp. Date                Description

MONITOR LABS                                  83888      3/26/2001    MAINTENANCE OF CEM SYSTEMS - MEREDOSIA PLANT
UNITED SCIENCES INC                           85009     12/31/2000    MAINTENANCE OF STOCK MONITORING EQUIPMENT-COFFEEN PLANT
SCOTT SPECIALTY GASES                         85076      4/30/2002    CEM CALIBRATION GAS BOTTLES -  MEREDOSIA PLANT
MIDWEST POTTYHOUSE                            85081     12/31/2000    RENTAL OF PORTABLE REST ROOMS - GRAND TOWER PLANT
DAVIS CRANE SERVICE, INC                      85082     12/31/2000    RENTAL OF CRANE & OPERATOR - GRAND TOWER PLANT
AR INDUSTRIES INC                             85083     12/31/2000    REBUILD PULVERIZER PARTS -  GRAND TOWER PLANT
RID-ALL PEST CONTROL CO                       85084     12/31/2000    PEST CONTROL SERVICES - MEREDOSIA PLANT
WESTINGHOUSE ELECTRIC CO                      85086     12/31/2000    PARTS & SERVICE - COFFEEN PLANT
LINDAHL MARINE                                85087     12/31/2000    DIVERS & EQUIPMENT - COFFEEN PLANT
BETZ DEARBORN INC.                            85090     12/31/2000    BETZ POWERLINE 3202A - COFFEEN PLANT
CHICAGO UNDERWATER INC.                       85091     12/31/2002    DIVING SERVICE - GRAND TOWER PLANT
PUTNAM WRIGHT FORD MERC                       85093     12/31/2000    EMERGENCY PARTS - COFFEEN PLANT
BRAD RAGAN INC                                85094     12/31/2000    TIRE REPAIR - COFFEEN PLANT
SAFETY KLEEN                                  85095      3/25/2000    PARTS WASHER MACHINE SERVICE - MEREDOSIA PLANT
RP LUMBER                                     85139     12/31/2000    HARDWARE SUPPLIES - COFFEEN PLANT
BODYCOTE INDUSTRIAL                           85141     12/31/2000    ASBESTOS TESTING - COFFEEN PLANT
UNITED SCIENCES INC                           85142     12/31/2000    TELEPHONE SUPPORT MAINTENANCE - COFFEEN PLANT
FABICK MACHINERY COMPANY                      85143     12/31/2000    MAINTENANCE OF MOBILE EQUIPMENT - GRAND TOWER PLANT
CAPE PAINT AND GLASS INC                      85145      1/31/2002    BUILDING SUPPLIES - GRAND TOWER PLANT
KELLERS STORE                                 85149     12/31/2000    MISC. SUPPLIES - GRAND TOWER PLANT
MONITOR LABS                                  85151     12/31/2000    MAINTENANCE OF EMISSIONS MONITORING SYSTEM - GRAND TOWER
MONITOR LABS                                  85152     12/31/2000    MAINTENANCE OF STACK MONITORING EQUIPMENT - COFFEEN
UNITED SCIENCES INC                           85153     12/31/2000    MAINTENANCE OF EMISSIONS MONITORING SYSTEM - GRAND TOWER
OIL FILTER RECYCLERS OF                       85154     12/31/2000    SERVICE OIL FILTER RECYCLING CONTAINERS - COFFEEN
SCOTT SPECIALTY GASES                         85155     12/31/2000    CEM CALIBRATION GAS BOTTLES  - COFFEEN PLANT
MONITOR LABS                                  85156     12/31/2000    MAINTENANCE OF STACK MONITORING EQUIPMENT - COFFEEN
PROFESSIONAL VEGETATION                       85157     12/31/2000    VEGETATION CONTROL ON RECYCLE POND - COFFEEN PLANT
SAFETY- KLEEN CORPORATION                     85158      3/01/2001    SERVICE ON PARTS CLEANERS - COFFEEN PLANT
SAFETY- KLEEN CORPORATION                     85159      3/01/2001    HAZARDOUS WASTE REMOVAL - COFFEEN PLANT
WHITE AND BREWER CONST                        85160     12/31/2000    RENTAL OF ROAD GRADER - COFFEEN PLANT
OTIS ELEVATOR COMPANY                         85162     12/31/2000    ELEVATOR MAINTENANCE - COFFEEN PLANT
WHITE AND BREWER CONST                        85163     12/31/2001    BELTS & HOSES - COFFEEN PLANT
JONES CHEMICAL INC.                           85165     12/31/2000    CHLORINE - COFFEEN PLANT
MISSISSIPPI LIME CO                           85166     12/31/2000    LIME - GRAND TOWER PLANT



                          Open CIPS Generation Blankets
                                 As of 4/26/2000


               Vendor                         PO#        Exp. Date                Description

G S ROBINS & CO                               85167     12/31/2000    GRANULAR CALCIUM HYPROCHLORITE - COFFEEN PLANT
EPICOR INCORPORATED                           85169     12/31/2000    BENTONITE 1150 - COFFEEN PLANT
CALGON CORPORATION                            85170     12/31/2000    CATFLOC TL POLYMER - COFFEEN PLANT
BETZ DEARBORN INC.                            85171     12/31/2000    CATIONIC POLYMER - COFFEEN PLANT
EAST ALTON SUPPLY CO                          85175     12/31/2000    EMERGENCY SUPPLIES - COFFEEN PLANT
PIONEER OIL CO                                85176     12/31/2000    LUBRICANTS - COFFEEN PLANT
BEARING HEADQUARTERS CO                       85177     12/31/2000    EMERGENCY PARTS - COFFEEN PLANT
AIR LIQUIDE AMERICA COR                       85178     12/31/2000    REFILLING OF CARBON DIOXIDE TANKS - COFFEEN PLANT
ERB EQUIPMENT CO OF IL                        85180     12/31/2000    PARTS FOR JOHN DEERE EQUIPMENT - COFFEEN PLANT
ALTORFER INC                                  85183     12/31/2000    MAINTENANCE OF COAL MOVING EQUIPMENT - COFFEEN PLANT
ILLINOIS BEARING COMPANY                      85184     12/31/2000    EMERGENCY PARTS - COFFEEN PLANT
BODINE ELECTRIC OF SPRI                       85185     12/31/2000    SMALL ELECTRIC MOTORS & REPAIRS - COFFEEN PLANT
DECATUR INDUSTRIAL ELEC                       85186     12/31/2000    SMALL ELECTRIC MOTORS & REPAIRS - COFFEEN PLANT
TRIANGLE INSULATION CO                        85187     12/31/2000    INSULATION & SUPPLIES - COFFEEN PLANT
HILLSBORO TIRE & AUTO                         85188     12/31/2000    TIRE REPAIRS - COFFEEN PLANT
LAMAR LIPE                                    85190     12/31/2000    TIRE REPAIRS - COFFEEN PLANT
KEITH WHITE SANITATION                        85191     12/31/2000    CLEANING OF WASTE HOLDING TANK - COFFEEN PLANT
ALIMAK ELEVATOR COMPANY                       85192     12/31/2002    ELEVATOR MAINTENANCE - GRAND TOWER PLANT
ALIMAK ELEVATOR COMPANY                       85193     12/31/2000    ELEVATOR INSPECTIONS - COFFEEN PLANT
BURNS & MCDONNELL                             85195     12/31/2000    STACK TESTING - COFFEEN PLANT
BURNS & MCDONNELL                             85196     12/31/2000    STACK TESTING - GRAND TOWER PLANT
PHILLIPS GETSCHOW COMPANY                     85218     12/31/2000    MAINTENANCE WORK - AMEREN CIPS
PERSONAL VEGETATION                           85219     12/31/2000    VEGETATION CONTROL - AMEREN CIPS POWER PLANTS
TRI-CHEM                                      85220     08/01/2001    ASBESTOS ABATEMENT - AMEREN CIPS
R T W INDUSTRIAL MAINTENANCE                  85227     12/31/2001    FURNISH/INSTALL REFRACTORY IN 2 CYCLONE BOILERS - COFFEEN
J & S COMPANIES INC                           85228     12/31/2001    INSULATION WORK - COFFEEN
NEW AGE FASTENERS                             85230     12/31/2001    BOILER STUD WELDING - COFFEEN POWER STATION
HICKS OIL COMPANY                             85289      1/31/2001    OIL & VARIOUS LUBRICANTS - MEREDOSIA PLANT
VANDEVANER ENGINEERING CO INC                 85291      3/31/2002    MAINTENANCE FOR FLYGT PUMPS - NEWTON
UNITED SCIENCES INC                           85368     12/31/2001    OPACITY MONITORING SERVICE -MEREDOSIA PLANT
MONTGOMERY ELEVATOR CO                        85369     12/31/2001    ELEVATOR SERVICE - MEREDOSIA PLANT
FUELLGRAF ELECTRIC CO                         85370     12/31/2001    STACK LIGHTING SERVICE - MEREDOSIA PLANT
ALIMAK ELEVATOR COMPANY                       85371     12/31/2001    STACK ELEVATOR SERVICE - MEREDOSIA PLANT
BURNS & MCDONNELL                             85372     12/31/2000    RATA STACK TESTING - COFFEEN



                          Open CIPS Generation Blankets
                                 As of 4/26/2000

               Vendor                         PO#        Exp. Date                Description

WILKERSON RAIL TRANSFER INC                   85384     12/31/2000    CLEANING OF TRACKS & ASSOCIATED SWITCHES - COFFEEN
LUEBBERS WELDING & MANUFACTURING INC          85388     12/31/2000    FABRICATION SERVICES - COFFEEN PLANT
THERMAL SOLUTIONS INC                         85394      9/30/2001    CYCLONE REFACTORY CURING & STRESS RELIEVING - COFFEEN
VADAKIN                                       85395      9/14/2001    BOILER CYCLONE CLEANING - COFFEEN
G S ROBINS & CO                               85435     12/31/2000    AQUA AMONIA - COFFEEN PLANT
AIR PRODUCTS & CHEMICALS INC                  85438     12/31/2001    OIL PUMPED NITROGEN - COFFEEN PLANT
ROYER OIL CO INC                              85440     12/31/2000    GASOLINE FOR COFFEEN PLANT
ROYER OIL CO INC                              85441     12/31/2000    KEROSINE, #1 FUEL OIL & AMOSOL SOLVENT - COFFEEN
ILL-MO WELDING PRODUCTS                       85442     12/31/2000    OXYGEN, ACETYLENE & HYDROGEN - COFFEEN
A B B C-E SERVICES                            85453     12/31/2003    ABB SPARE PARTS - NEWTON PLANT
ALTORFER INC                                  85464      2/15/2001    CATERPILLER N/S PARTS & REPAIRS - MEREDOSIA PLANT
SPIDER STAGING SALES CO                       85466     12/31/2000    INSPECTION & REPAIR OF SPIDERS - COFFEEN
ILL-MO WELDING PRODUCTS                       85467     12/31/2000    ILL-MO WELDING PRODUCTS
SIEMENS WESTINGHOUSE POWER CORP               85469     12/31/2000    TURBINE/GENERATOR REPAIR/ENGINEEERING SERVICE - GRAND TOWER
OVERHEAD DOOR CO OF SOUTHEAST MO              85471     12/31/2000    OVERHEAD DOOR REPAIR - GRAND TOWER
HYDRO CHEM INDUSTRIAL SERVICES                85477     12/31/2000    BRINE TREATING DEMINERALIZER ANION RESIN - COFFEEN
RENEW/D P S                                   85487      1/31/2001    ON-SITE MISC. VALVE REPAIR - GRAND TOWER
ENTEK IRD INTERNATIONAL                       85499      2/18/2001    SUPPORT AGREEMENT FOR ENTEK VIBRATION ANALYZER - COFFEEN
ENVOTECK ILLINOIS LLC                         85579     12/31/2000    SANITARY WASTE PROCESSING - COFFEEN
MONITOR LABS INC DBA UNITED SCIENCES INC      85632       3/7/2001    MAINTENANCE OF GAS MONITORING SYSTEM
MONITOR LABS INC DBA UNITED SCIENCES INC      85633      3/31/2001    SERVICE AGREEMENT FOR CEMS - MEREDOSIA
RID-ALL PEST CONTROL CO                       85731      1/31/2002    PEST CONTROL SERVICES - MEREDOSIA
IKON OFFICE SOLUTIONS/MIREX CORP              85745     10/31/2003    MAINTENANCE OF CANON COPIER - NEWTON POWER STATION
GARELLA PEST MANAGEMENT INC                   85748     12/31/2001    PEST CONTROL SERVICES - COFFEEN PLANT
MARTIN RESOURCES INC                          85815     12/31/2002    BAGGED AND BULK SULFUR - NEWTON
SHANNAHAN CRANE & HOIST REPAIR                85860      8/31/2002    CRANE INSPECTION - COFFEEN
SHANNAHAN CRANE & HOIST REPAIR SERVICE        85862     12/31/2002    INSPECTON AND CRANE REPAIRS - NEWTON
ST LOUIS TESTING LABORATORIES INC             85903      3/31/2001    RADIOGRAPHIC SERVICES - GRAND TOWER
FLANDERS ELECTRIC MOTOR SERVICES              85946     12/31/2002    MOTOR /REPLACEMENT FOR SMALL (50 HP & LESS) MOTORS - NEWTON
MUNGER COMPANY INC                            86023      1/31/2003    NON-STOCK FISHER SPARE PARTS - NEWTON  ONLY
PIRANHA EXPLOSIVE SERVICES INC                86044      2/28/2003    EXPLOSIVE BOILER DESLAGGING SERVICES - NEWTON
TRI STATE INDUSTRIAL SERVICES                 86045      2/28/2003    BOILER CLEANING - NEWTON
A B B COMBUSTION ENGINEERING                  86046     12/31/2000    FIELD ENGINEERING SERVICES - CIPS PLANTS
POWER TECHNIQUES                              86049     12/31/2002    COAL CONVEYOR MAINTENANCE - NEWTON


                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(d)
                                 Purchase Orders


                      Listing of Assigned Purchase Orders.

                            ASSET TRANSFER AGREEMENT
                                 SCHEDULE 5.1(e)
                              ENVIRONMENTAL MATTERS


Coffeen Power Station

Coffeen Landfill Permit #1996-393-LF                 Site # 1358030005
Coffeen Underground Injection Control Permit Application, Log # 1998-389
NPDES Permit No. IL 0000108
Sludge Removal Permit No. 1998-EP-0967
Air Quality Permits:
                     730200002        Steam Generating Unit CB-1
                     730200001        Steam Generating Unit CB-2
                     91080029         Auxiliary Boiler CB-Aux-1
                     73031988         Coal Handling and Organic Liquids Storage
                     78060066         Fly Ash Silo
                     82100052         Storage Silo
                     99060047         CB-2 Over-Fire Air System
                                      Coffeen CAAPP Application
                                      Coffeen Phase II Permit


Newton Power Station

Newton Landfill (closed)  Permit No. 1995-453-LMF   Facility No. 0798080002
Newton Landfill (active)   Permit No. 1997-233-LF      Facility No. 0798085001
NPDES Permit No. IL 0049191
Sludge Removal Permit No. 1997-EP-3880
Air Quality Permits:
                     78080036         Steam Generating Unit NB-1
                     83020010         Steam Generating Unit NB-2
                     79020027         Upgraded Coal Handling System
                     77060001         Newton Storage Tanks
                     79070035         Lime and Soda Ash Handling Equipment
                     79070034         Fly Ash Dust Collector
                     99070011         Car Dumper Dust Collector
                                      Newton CAAPP Application
                                      Newton Phase II Permit

Meredosia Power Station

NPDES Permit No. IL 0000116
Sludge Removal Permit No. 1997-EP-0282
Air Quality Permits:
                     73020005         Steam Generating Unit MB-1
                     73020009         Steam Generating Unit MB-2
                     73020008         Steam Generating Unit MB-3
                     73020006         Steam Generating Unit MB-4
                     73020007         Steam Generating Unit MB-5
                     75050052         Steam Generating Unit MB-6
                     73031936         Coal Handling and Oil Storage Facility
                     75050052         Fuel Oil Storage Tanks
                                      Meredosia CAAPP Application
                                      Meredosia Phase II Permit
Oil Pollution Act Facility Response Plan - USEPA No. 0500171
                                         - US Coast Guard No. 041


Hutsonville Power Station

NPDES Permit No. IL 0004120
Operating Permit No. 1995-EP-3523
Sludge Removal Permit No. 1995-EP-4507
Air Quality Permits:
                     73020017        Steam Generating Unit HB-5
                     73020018        Steam Generating Unit HB-6
                     73031933        Coal Handling/Oil Storage/Diesel Generator
                                     Hutsonville CAAPP Application
                                     Hutsonville Phase II Permit


Grand Tower Power Station

NPDES Permit No. IL 0000124
Sludge Removal Permit No. 1994-EP-0745
Air Quality Permits:
                     73020010         Steam Generating Unit GB-7
                     73020011         Steam Generating Unit GB-8
                     73020012         Steam Generating Unit GB-9
                     73031937         Coal Handling/Oil Tanks/Fly Ash Silos
                     99080101         Combustion Turbine Permit
                                      Grand Tower CAAPP Application
                                      Grand Tower Phase II Permit

Miscellaneous

Illinois Radioactive Materials License Number IL-01228-01 Amendment No. 7 B9904079 Open Burning Permit (Coffeen, Newton, Meredosia, Hutsonville, Grand Tower)

                                {CIPS LETTERHEAD}
                                 April 10, 2000



Office of State Fire Marshal
Division of Boiler & Pressure Vessel Safety

Attention:        Dr. David A. Douin
                  Superintendent
                  Boiler & Vessel Safety
                  1035 Stevenson Drive
                  Springfield, IL 62703-4259

Subject: Transfer of Ownership of Boilers & Pressure Vessels

Dear Sir:

Effective May 1, 2000, the Central Illinois Public Service Company, a wholly-owned subsidiary of Ameren Corporation, will transfer ownership of its power stations to a new company, Ameren Energy Generating Company, also a wholly-owned subsidiary of Ameren Corporation.

Please find enclosed with this letter a listing of all boilers and pressure vessels to be transferred to Ameren Energy Generating Company. All other information, billing address, etc. shall remain the same.

Please contact me should you have any questions or comments, or, if additional information is required.

Sincerely,



Randall S. Funk
Boiler Engineer
(217) 535-5288
rfunk@ameren.com

Encl.

cc:      J. L. Simpson
         Plant Managers
         Ron Evans
         C. R. Inman
         Gary Babb, HSB
         Jim Calder, HSB

Location                   Object #

Coffeen                   B0033084
Coffeen                   B0046348
Coffeen                   B0066858
Coffeen                   B0071408
Coffeen                   U0175897
Coffeen                   U0181382
Coffeen                   U0181383
Coffeen                   U0181385
Coffeen                   U0181386
Coffeen                   U0181387
Coffeen                   U0181389
Coffeen                   U0181390
Coffeen                   U0181392
Coffeen                   U0181394
Coffeen                   U0181395
Coffeen                   U0181397
Coffeen                   U0181398
Coffeen                   U0181399
Coffeen                   U0181400
Coffeen                   U0181401
Coffeen                   U0181402
Coffeen                   U0181403
Coffeen                   U0181404
Coffeen                   U0181476
Coffeen                   U0181540
Coffeen                   U0181562
Coffeen                   U0181563
Coffeen                   U0206477
Coffeen                   U0214488
Coffeen                   U0214489
Coffeen                   U0214489 Unit #2
Coffeen                   U0214490
Coffeen                   U0214491
Coffeen                   U0214492
Coffeen                   U0214757
Coffeen                   U0214758
Coffeen                   U0214759
Coffeen                   U0216763
Coffeen                   U0222175
Coffeen                   U0222176
Coffeen                   U0226148
Coffeen                   U0229120
Coffeen                   U0229121
Coffeen                   U0242059
Coffeen                   U0242080
Coffeen                   U0242081
Coffeen                   U0181387

Location                  Object #

Grand Tower               B0009140
Grand Tower               B0029081
Grand Tower               B0030829
Grand Tower               U0175260
Grand Tower               U0175261
Grand Tower               U0175264
Grand Tower               U0175265
Grand Tower               U0175267
Grand Tower               U0175271
Grand Tower               U0175272
Grand Tower               U0175273
Grand Tower               U0175278
Grand Tower               U0189728
Grand Tower               U0222156
Grand Tower               U0222157
Grand Tower               U0222158
Grand Tower               U0222159
Grand Tower               U0222171
Grand Tower               U0222172
Grand Tower               B0075938
Hutsonville               B0007590
Hutsonville               B0029548
Hutsonville               U0175672
Hutsonville               U0175677
Hutsonville               U0175678
Hutsonville               U0175679
Hutsonville               U0175680
Hutsonville               U0175681
Hutsonville               U0175682
Hutsonville               U0175702
Hutsonville               U0175703
Hutsonville               U0175706
Hutsonville               U0175879
Hutsonville               U0197057
Hutsonville               U0206381
Hutsonville               U0214729
Hutsonville               U0216722
Hutsonville               U0222173
Hutsonville               U0102771
Hutsonville               U0102772
Hutsonville               U0229182
Meredosia                 B0008871
Meredosia                 B0008872
Meredosia                 B0008873
Meredosia                 B0008874
Meredosia                 B0033248
Meredosia                 B0071357

Location                  Object #

Meredosia                 B0095611
Meredosia                 U0181564
Meredosia                 U0181565
Meredosia                 U0181571
Meredosia                 U0181572
Meredosia                 U0181573
Meredosia                 U0181574
Meredosia                 U0248155
Meredosia                 U0248156
Meredosia                 U0181580
Meredosia                 U0181582
Meredosia                 U0181583
Meredosia                 U0181584
Meredosia                 U0181585
Meredosia                 U0181587
Meredosia                 U0181588
Meredosia                 U0181589
Meredosia                 U0181590
Meredosia                 U0181591
Meredosia                 U0181592
Meredosia                 U0181593
Meredosia                 U0181594
Meredosia                 U0181597
Meredosia                 U0181598
Meredosia                 U0181599
Meredosia                 U0184061
Meredosia                 U0184062
Meredosia                 U0184063
Meredosia                 U0184064
Meredosia                 U0184065
Meredosia                 U0184066
Meredosia                 U0184067
Meredosia                 U0184068
Meredosia                 U0184070
Meredosia                 U0184071
Meredosia                 U0214664
Meredosia                 U0214680
Meredosia                 U0214880
Meredosia                 U0214881
Meredosia                 U0226166
Meredosia                 U0226167
Meredosia                 U0230755
Meredosia                 U0230756
Meredosia                 U0230758
Meredosia                 U0239016
Meredosia                 U0239017
Meredosia                 U0181593

Location                  Object #

Newton                    B0014647
Newton                    B0017075
Newton                    B0058145
Newton                    U0184298
Newton                    U0184299
Newton                    U0184300
Newton                    U0184301
Newton                    U0184302
Newton                    U0184303
Newton                    U0184304
Newton                    U0184305
Newton                    U0184307
Newton                    U0184308
Newton                    U0184309
Newton                    U0184310
Newton                    U0184311
Newton                    U0184312
Newton                    U0184313
Newton                    U0184314
Newton                    U0189477
Newton                    U0189478
Newton                    U0189479
Newton                    U0189480
Newton                    U0189481
Newton                    U0189482
Newton                    U0189483
Newton                    U0189484
Newton                    U0189485
Newton                    U0189486
Newton                    U0203144
Newton                    U0203146
Newton                    U0203147
Newton                    U0203148
Newton                    U0203149
Newton                    U0203150
Newton                    U0203151
Newton                    U0203152
Newton                    U0203153
Newton                    U0203154
Newton                    U0203155
Newton                    U0206377
Newton                    U0206378
Newton                    U0206379
Newton                    U0206380
Newton                    U0214535
Newton                    U0214536
Newton                    U0214537

Location                  Object #

Newton                    U0214538
Newton                    U0214671
Newton                    U0214676
Newton                    U0214677
Newton                    U0214678
Newton                    U0214679
Newton                    U0216720
Newton                    U0216721
Newton                    U0230744
Newton                    U0230757